(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER: GROWTH
SM

ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

MARKET RECAP             6    AN OVERVIEW OF THE MARKET'S PERFORMANCE
                              AND THE FACTORS DRIVING IT.

FUND TALK                7    THE MANAGERS' REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       12   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              13   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     47   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    51   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    56   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            57


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997          PAST 1   PAST 5    LIFE OF
                                          YEAR     YEARS     FUND

FIDELITY ASSET MANAGER: GROWTH            31.57%   116.76%   141.91%

S&P 500(REGISTERED TRADEMARK)             40.45%   156.94%   170.22%

FLEXIBLE PORTFOLIO FUNDS AVERAGE          23.82%   91.30%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 30, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 201 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997    PAST 1   PAST 5   LIFE OF
                                    YEAR     YEARS    FUND

FIDELITY ASSET MANAGER: GROWTH      31.57%   16.73%   16.58%

S&P 500                             40.45%   20.77%   18.84%

FLEXIBLE PORTFOLIO FUNDS AVERAGE    23.82%   13.61%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971009 142342 S00000000000001
             Asset Manager: Growth       S&P 500
FI Aggressive Composite
             00321                       SP001
F0022
  1991/12/31      10000.00                    10000.00
   10000.00
  1992/01/31      10367.06                     9814.00
    9832.85
  1992/02/29      10585.32                     9941.58
    9928.97
  1992/03/31      10436.51                     9747.72
    9786.93
  1992/04/30      10466.27                    10034.30
    9994.02
  1992/05/31      10684.52                    10083.47
   10082.67
  1992/06/30      10565.48                     9933.23
   10030.39
  1992/07/31      11001.98                    10339.50
   10375.29
  1992/08/31      10823.41                    10127.54
   10268.06
  1992/09/30      11071.43                    10247.04
   10393.07
  1992/10/31      11279.76                    10282.91
   10372.18
  1992/11/30      11686.51                    10633.55
   10597.15
  1992/12/31      11907.91                    10764.35
   10737.36
  1993/01/31      12079.90                    10854.77
   10866.69
  1993/02/28      12231.66                    11002.39
   11029.52
  1993/03/31      12707.16                    11234.54
   11193.09
  1993/04/30      12747.63                    10962.67
   11044.56
  1993/05/31      13010.68                    11256.47
   11234.36
  1993/06/30      13202.90                    11289.11
   11332.44
  1993/07/31      13445.72                    11243.95
   11324.50
  1993/08/31      13992.04                    11670.10
   11680.72
  1993/09/30      13931.34                    11580.24
   11637.38
  1993/10/31      14366.38                    11819.95
   11808.39
  1993/11/30      14244.97                    11707.66
   11697.98
  1993/12/31      15041.53                    11849.32
   11805.19
  1994/01/31      15622.08                    12252.20
   12116.50
  1994/02/28      15157.64                    11920.17
   11826.37
  1994/03/31      14387.09                    11400.45
   11413.39
  1994/04/30      14365.98                    11546.37
   11483.36
  1994/05/31      14482.09                    11735.73
   11603.53
  1994/06/30      14049.31                    11448.21
   11413.06
  1994/07/31      14397.64                    11823.71
   11720.75
  1994/08/31      14904.30                    12308.48
   12035.98
  1994/09/30      14682.64                    12006.92
   11795.99
  1994/10/31      14724.86                    12277.08
   11968.80
  1994/11/30      14302.64                    11829.95
   11680.79
  1994/12/31      13930.27                    12005.39
   11817.45
  1995/01/31      13583.09                    12316.69
   12084.93
  1995/02/28      13810.93                    12796.67
   12470.93
  1995/03/31      14093.00                    13174.30
   12736.77
  1995/04/30      14483.57                    13562.28
   13033.69
  1995/05/31      14841.59                    14104.36
   13533.48
  1995/06/30      15156.22                    14432.01
   13773.08
  1995/07/31      15785.47                    14910.57
   14057.96
  1995/08/31      15872.26                    14948.00
   14133.12
  1995/09/30      16143.49                    15578.81
   14564.68
  1995/10/31      15948.20                    15523.19
   14601.96
  1995/11/30      16338.77                    16204.66
   15089.74
  1995/12/31      16709.46                    16516.76
   15346.85
  1996/01/31      17260.20                    17078.99
   15718.87
  1996/02/29      17238.17                    17237.31
   15720.14
  1996/03/31      17271.22                    17403.31
   15780.81
  1996/04/30      17568.62                    17659.83
   15904.94
  1996/05/31      17766.88                    18115.28
   16167.35
  1996/06/30      17843.99                    18184.30
   16272.38
  1996/07/31      17392.38                    17380.92
   15820.30
  1996/08/31      17513.54                    17747.48
   16030.69
  1996/09/30      18240.52                    18746.31
   16699.44
  1996/10/31      18769.23                    19263.33
   17112.70
  1996/11/30      20002.89                    20719.45
   18045.92
  1996/12/31      19648.40                    20308.99
   17761.67
  1997/01/31      20465.58                    21577.90
   18556.07
  1997/02/28      20693.91                    21747.07
   18673.13
  1997/03/31      19684.45                    20853.48
   18088.32
  1997/04/30      20489.61                    22098.44
   18915.95
  1997/05/31      21739.42                    23443.79
   19771.16
  1997/06/30      22388.36                    24494.07
   20454.16
  1997/07/31      23902.55                    26443.06
   21735.90
  1997/08/31      23133.43                    24961.72
   20842.03
  1997/09/30      23998.69                    26328.88
   21722.58
IMATRL PRASUN   SHR__CHT 19970930 19971009 142345 R00000000000072
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager: Growth on December 31, 1991, shortly after the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $23,999 - a 139.99% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,329 - a 163.29% increase. You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 (+163.29%), the Lehman Brothers Aggregate Bond Index (+49.66%) and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (+28.69%) according to the fund's neutral mix,* and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $21,723 - a 117.23% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO JANUARY 1,
1997.
MARKET RECAP


A common denominator to the strong performances of both the bond and stock markets during the period was economic bliss. The U.S. economy continued to grow at a consistent, moderate clip and rising inflation
- a deterrent to both bonds and stocks - was essentially a non-factor.
STOCKS: The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 40.45% during the 12 months that ended September 30, 1997, well above its long-term annual average of approximately 11%. The stock market spent much of the past 12 months breaking price and trading volume records. Solid corporate earnings, large cash inflows into mutual funds, widespread optimism and a generally favorable interest-rate climate boosted share prices higher, especially among large-capitalization, household-name stocks. In fact, a select group of these so-called "blue chips" was responsible for a significant portion of the S&P 500's gain. Concerns in the springtime over an overheating economy and earnings shortfall announcements from several key companies in August provided the only considerable hiccups in the market's rise. When the Federal Reserve Board raised a key short-term interest rate in March, an already richly priced market sold off sharply. From that point, with positive economic news being the primary catalyst, the market soared. In July, the Dow Jones Industrial Average surged past the 8000 mark for the first time ever. August posed an altogether different story, though, as inflation fears, a weakened dollar and sluggish corporate earnings combined to erode some of the market's prior gains. The silver lining in this decline, however, was the overall broadening of the market, as small- and mid-cap stocks performed well, leading to a strong September.
BONDS: A calm economy, coupled with the absence of the bond market's chief antagonist - rising inflation - translated into a generally favorable investment climate for the 12 months that ended September 30, 1997. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable bond market - returned 9.71% over the period. Through the first half of the year, bonds suffered from the perception that the economy was expanding too quickly and, in turn, that inflation would appear. In February, Federal Reserve Board Chairman Alan Greenspan hinted that the Fed was inclined to raise the rate banks charge each other for overnight loans - known as the fed funds target rate - to curb any potential inflation upticks. The Fed acted in March, raising the fed funds rate by 0.25% to 5.50% in a move largely anticipated by investors. From April through July, weakening economic and inflation indicators - along with the Fed's shift to a more beneficial stance signaling no further rate hikes - helped spark an across-the-board rally. While some of these gains were lost in August, as inflation fears cropped up again due to stronger-than-expected economic data, much of the decline was offset by a strong September. Relative interest-rate stability provided a positive backdrop for mortgage-backed securities, as the Salomon Brothers Mortgage Index returned 9.85% over the 12-month period. Sustained economic growth and demand for higher yields aided corporate bonds, as the Lehman Brothers Corporate Bond Index returned 10.83% over the same time frame.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (top left), Portfolio Manager of Fidelity Asset Manager: Growth, as well as George Vanderheiden (top right), sub-manager for stocks, Charles Morrison (bottom left), sub-manager for bonds and John Todd (bottom right), sub-manager for short-term/money market.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. It did quite well. For the 12 months that ended September 30, 1997, the fund had a total return of 31.57%. That beat the flexible portfolio funds average tracked by Lipper Analytical Services, which returned 23.82% during the same period.
Q. WHAT HELPED THE FUND OUTPERFORM ITS PEER GROUP?
D.H. Asset allocation and security selection were the primary factors that influenced performance relative to Lipper's flexible funds average during the period. In addition to overweighting the top-performing equity class relative to the funds in the peer group, we benefited from outstanding security selection within our equity and fixed-income sub-portfolios. Further, the fund's investments in high-yield bonds - which are included in its bond-class allocation - proved to be quite beneficial. These factors contributed to the fund's outperformance of its peer group.
Q. HOW DID YOU POSITION THE FUND IN TERMS OF ASSET ALLOCATION?
D.H. During most of the period, the fund was overweighted in stocks relative to its competitors and its neutral mix targets. As I mentioned, this positioning strategy helped the fund's performance. I started to increase investments in stocks in the spring after a significant correction in the market brought valuations to attractive levels against a very positive backdrop of stable, low interest rates and favorable earnings growth. The fund's stock allocation reached a peak of about 81% at the end of July. However, late in the period, I cut back the fund's stake in stocks to 74% of investments at the end of September. With the high valuations we've seen in the stock market come expectations that can exert a great deal of influence on stock prices. In other words, any small change in the overall view of the market can lead to a significant shift in stock prices. That's the reason behind this move.
Q. HOW DOES THE PRESENT ASSET ALLOCATION COMPARE TO THE FUND'S NEUTRAL
MIX?
D.H. While smaller in magnitude than earlier in the period, the fund remains overweighted in stocks relative to the neutral mix, which calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term/money market instruments. The neutral mix is meant to be an optimal combination of securities if valuations in all three asset classes are at comparable levels. I'll change the asset allocation if I have a strong view about a particular area. The stock market rose as much as it did in large part because of an almost perfect scenario regarding interest rates, economic growth and corporate earnings. After this run-up, I found my strong view on stocks to be less compelling. With low interest rates and valuations at historically high levels, share prices are more likely to react poorly to even a slight change in investor expectations or any unforeseen negative news. At the same time, prospects for stocks remain attractive; hence, they remain slightly overweighted.
Q. WHERE DID YOU PUT THE ASSETS THAT CAME OUT OF THE STOCK PORTION OF
THE FUND?
D.H. I invested them in the short-term/money market portion of the fund. Presently, that part of the fund equals about 9% of the fund's assets, and bonds about 17% - including a significant stake in high-yield securities. My feeling is that given an unforeseen event, the bond market - like the stock market - has a lot less margin for error now after performing well through most of 1997. In addition, valuations in the bond market also are relatively high. I don't believe longer-maturity securities are offering enough yield to compensate an investor for taking on the added risk and volatility that come with investing in them. Therefore, the short-term/money market sector was more appealing.
Q. GEORGE, WHICH STOCKS HELPED THE FUND'S PERFORMANCE?
G.V. Despite the stigma of litigation, tobacco giant Philip Morris was a solid contributor to the fund's performance. Strong growth in personal computer sales as well as corporate spending on telecommunications and networking hardware propelled the fund's technology-related holdings to solid gains. IBM and Compaq Computer were particularly good performers.
Q. HAVE RECENT DEVELOPMENTS WITH COLUMBIA/HCA HEALTHCARE AND PHILIP MORRIS CHANGED YOUR VIEW OF THESE STOCKS?
G.V. After the news broke that the government was investigating the Medicare billing practices of Columbia/HCA, its market valuation declined by over $10 billion from its peak this year in March. However, I believed that any fine imposed by the government was more than adequately reflected in this market discount. Further, I believed any fine would be tax-deductible to Columbia/HCA. Consequently, I felt the impact of the government investigation was already reflected in the stock price. In addition, management was in the process of seeking a settlement with the government. When management has cooperated with the government in similar cases with other companies in the past, the company's stock price has rebounded during and after the settlement agreement process. In sum, then, I felt the stock was attractively priced with good long-term business prospects, as Columbia's hospitals are in prime locations and 20% have a monopoly position. As far as Philip Morris is concerned, litigation has been a way of life for tobacco companies since the Surgeon General's first warning about the effects of smoking more than 30 years ago. If investors had decided to sell Philip Morris after that first warning, they would have missed a more than 32,700% increase in its price - excluding reinvested dividends - since that time. While past performance is no guarantee of future results, this phenomenal increase in the price of Philip Morris equates to a gain of roughly 18% per year for the past 35 years. Despite the ongoing tobacco litigation, Philip Morris had strong business prospects and remained attractively priced to me at the end of the period. The company has some of the strongest brand names in the consumer industry and can use this advantage to increase its share in new global markets.
Q. TURNING TO YOU, CHARLIE, HOW HAVE YOU POSITIONED THE FUND'S BOND
PORTFOLIO?
C.M. I'd highlight three areas. First, I reduced the fund's position in Treasury bonds from 2.7% on March 31, 1997, to 1.1% at the end of the period. I directed most of these assets toward purchases in the corporate market, in order to increase the yield of the fund. This larger corporate position - up to 12.8% at the end of the period versus 12.4% at the end of March - was focused primarily on shorter-term securities. Given the high valuations in the corporate market, these notes should not underperform as much as longer-term corporates if the market encounters difficulties. Second, I increased asset-backed securities - bonds backed by credit cards, or other types of loans - as a percentage of the fund's fixed-income investments. Opportunities here included notes backed by home equity and manufactured housing loans. Third, I maintained the fund's underweighted exposure to mortgage-backed securities relative to the overall bond market as represented by the Lehman Brothers Aggregate Bond Index. Continued high valuations in this market did not represent a positive risk/reward profile. More specifically, I felt that concerns regarding potential prepayment activity - meaning the risk that the mortgage-backed securities might be paid off early - were not adequately factored into the pricing of these securities.
Q. DID YOU ADD TO PARTICULAR SECTORS IN THE CORPORATE MARKET?
C.M. I targeted the cable and telecommunications industries aggressively over the period. Companies such as Tele-Communications, Inc., Time Warner and WorldCom provided notable opportunities. WorldCom and related subsidiaries now make up one of the larger corporate bond positions in the fund. I believed this company - a provider of local, long distance, Internet and other telecommunications services - was uniquely positioned to take advantage of deregulation and technological advancement in the industry. It had strong revenue growth, outstanding management and leading-edge technology working in its favor. I'd also like to point out one area where I decreased the fund's position - yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. Most of this selling focused on bonds issued by state-owned Malaysian oil company Petroliam Nasional (Petronas) and the Korea Development Bank. I sold out of most of these positions when currency stability concerns within Southeast Asia first arose in Thailand. This move proved quite favorable, as most of the region went on to see significant underperformance in its dollar-denominated securities.
Q. JOHN, HOW WOULD YOU CHARACTERIZE THE INVESTING ENVIRONMENT FOR SHORT-TERM/MONEY MARKET INSTRUMENTS?
J.T. Even though the economy continued to grow at an above-trend rate
- meaning one that is believed to be above its capacity to expand without generating inflation - there has been little sign of inflation. Because of the lack of inflation, the Federal Reserve Board has held off raising short-term interest rates since its meeting in March. At that time, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds rate - by 0.25% to 5.50%, trying to head off inflation before it emerged. At this point, though, the Fed seems willing to respond with higher interest rates only if actual evidence of inflation appears.
Q. HOW DID YOU POSITION YOUR SUB-PORTFOLIO?
J.T. As we progressed through March - when the Fed raised rates - I lowered the sub-portfolio's average maturity to reflect a neutral stance. In late April and early May, yields in the market started to factor in a more aggressive Fed posture than I anticipated. Therefore, I extended the fund's average maturity to take advantage of the higher yields being offered. As it became evident in the summer that the Fed was going to hold pat in spite of strong economic growth - and as long as inflation remained tame - yields for shorter-term maturities became more attractive, relative to longer-term rates. In turn, I reduced the fund's maturity through the end of the period, because we weren't being rewarded for investing in the longer end of the spectrum.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. As we look back over what has been a strong seven-year run for the stock market, we can see that its main drivers have been declining interest rates and solid corporate earnings. Looking out over the near future, I don't think we can expect interest rates to provide much more of a stimulus for stock prices. As a result, earnings should be the most critical factor for stock prices going forward, with those companies that can't meet expectations being penalized. As far as bonds are concerned, valuations remain on the high side, although as long as the economy doesn't accelerate too much and inflation remains tame, bonds should perform reasonably well. One positive factor for the fixed-income markets is that real interest rates - which are stated interest rates adjusted for inflation - remain high. That's usually a positive sign. Inflation remains subdued, because companies worldwide have little or no pricing power due to a competitive environment. However, if economic strength accelerates in Europe, or if Japan shows rapid signs of recovery, inflation pressures could build. If that's the case, interest rates may rise, which would be a negative for all of the markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DICK HABERMANN ON THE FUND'S
PERFORMANCE:
"When comparing the fund's
returns to the unusually strong
performance of the Standard &
Poor's 500 Index, investors should
note that there are some
significant differences between
the make-up of the fund and the
composition of the index. While
the S&P 500 is made up exclusively
of stocks, Asset Manager: Growth
invests in stocks, bonds and
short-term/money market
instruments. The fund allocates
assets among these three
categories in order to help
control both volatility and risk
relative to funds or indexes that
invest only in stocks. A single
index covering only one asset
class should not be used as the
only benchmark against which to
compare the fund's overall
performance. History teaches us
that it's better to invest for the long
term by diversifying across several
asset classes. That's because the
markets are not predictable. At
some point, the economy will
falter and the S&P will fall back
to provide returns more in line
with its historical average. Asset
Manager: Growth offers the
portfolio manager the flexibility to
reallocate the components of the
fund. That decision-making mainly
comes down to looking at relative
valuations among the three asset
classes. Given that your
investment horizon and risk
tolerance match the investment
objectives of the fund, you can rest
assured that we will do our best to
make sure the fund's asset
allocation is appropriate for your
goals."
FUND FACTS
GOAL: maximum total return
over the long term through
investing in stocks, bonds and
short-term and money market
instruments
FUND NUMBER: 321
TRADING SYMBOL: FASGX
START DATE: December 30, 1991
SIZE: as of September 30,
1997, more than $4.4 billion
MANAGER: Richard Habermann,
since 1996; manager, Fidelity
Asset Manager and Fidelity
Asset Manager: Income, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity Magellan
Fund, 1972-1977; joined
Fidelity in 1968
(checkmark)
INVESTMENT CHANGES

TOP FIVE STOCKS AS OF SEPTEMBER 30, 1997
                                         % OF FUND'S    % OF FUND'S INVESTMENTS
                                         INVESTMENTS    IN THESE STOCKS
                                                        6 MONTHS AGO

FEDERAL NATIONAL MORTGAGE ASSOCIATION    5.9            5.8

PHILIP MORRIS COMPANIES, INC.            4.9            7.1

GENERAL MOTORS CORP.                     2.5            2.8

FEDERAL HOME LOAN MORTGAGE CORPORATION   2.2            2.3

COLUMBIA/HCA HEALTHCARE CORP.            1.9            2.0

TOP FIVE MARKET SECTORS AS OF SEPTEMBER 30, 1997
(STOCKS ONLY)        % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

FINANCE              16.1           15.6

TECHNOLOGY           11.1           10.7

RETAIL & WHOLESALE   6.5            4.9

UTILITIES            6.1            6.9

NONDURABLES          5.8            8.3

TOP FIVE COUNTRIES AS OF SEPTEMBER 30, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE COUNTRIES
                                              6 MONTHS AGO

UNITED STATES                  83.2           85.2

UNITED KINGDOM                 2.8            3.3

NETHERLANDS                    1.8            2.5

CANADA                         1.1            1.9

SWITZERLAND                    0.9            0.5

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISKS.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997 * AS OF MARCH 31, 1997**
ROW: 1, COL: 1, VALUE: 9.0
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 17.0
ROW: 1, COL: 4, VALUE: 30.0
ROW: 1, COL: 5, VALUE: 44.0
ROW: 1, COL: 1, VALUE: 4.0
ROW: 1, COL: 2, VALUE: 20.0
ROW: 1, COL: 3, VALUE: 40.0
ROW: 1, COL: 4, VALUE: 36.0
STOCK CLASS 74%
BOND CLASS 17%
SHORT-TERM CLASS 9%
FOREIGN
INVESTMENTS 9%
STOCK CLASS 76%
BOND CLASS 20%
SHORT-TERM CLASS 4%
FOREIGN
INVESTMENTS 14%
*
**
ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND MAY DIFFER FROM THE PIE CHART. INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 71.8%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.3%
AEROSPACE & DEFENSE - 0.8%
Boeing Co.   668,400 $ 36,386
Gulfstream Aerospace Corp. (a)  51,400  1,491
  37,877
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.   303,600  17,950
SHIP BUILDING & REPAIR - 0.1%
Avondale Industries, Inc. (a)   25,200  665
Newport News Shipbuilding, Inc.   72,800  1,715
  2,380
TOTAL AEROSPACE & DEFENSE   58,207
BASIC INDUSTRIES - 3.3%
CHEMICALS & PLASTICS - 2.1%
Air Products & Chemicals, Inc.   87,100  7,223
du Pont (E.I.) de Nemours & Co.   845,900  52,076
Raychem Corp.   282,900  23,905
Union Carbide Corp.   274,400  13,360
  96,564
PACKAGING & CONTAINERS - 0.6%
Corning, Inc.   16,300  770
Owens-Illinois, Inc. (a)  719,200  24,408
  25,178
PAPER & FOREST PRODUCTS - 0.6%
Boise Cascade Corp.   172,100  7,239
Champion International Corp.   242,700  14,790
International Paper Co.   59,300  3,265
Ivex Packaging Corp.   4,700  75
Willamette Industries, Inc.   68,700  2,628
  27,997
TOTAL BASIC INDUSTRIES   149,739
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 0.7%
Centex Corp.   93,100  5,435
D.R. Horton, Inc.   232,653  3,664
Fleetwood Enterprises, Inc.   432,700  14,522
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
Kaufman & Broad Home Corp.   339,000 $ 7,352
U.S. Home Corp. (a)  25,900  1,000
  31,973
ENGINEERING - 0.3%
Fluor Corp.   217,900  11,686
TOTAL CONSTRUCTION & REAL ESTATE   43,659
DURABLES - 4.3%
AUTOS, TIRES, & ACCESSORIES - 3.5%
Circuit City Stores, Inc. - CarMax Group  27,000  447
Cummins Engine Co., Inc.   149,000  11,631
Discount Auto Parts, Inc. (a)   141,900  3,406
Federal-Mogul Corp.   74,000  2,747
General Motors Corp.   1,692,145  113,268
Gentex Corp. (a)  43,600  1,081
Goodyear Tire & Rubber Co.   73,400  5,046
Honda Motor Co. Ltd.   93,000  3,254
Magna International, Inc. Class A  168,100  11,667
Superior Industries International, Inc.   260,400  7,210
  159,757
CONSUMER ELECTRONICS - 0.2%
Philips Electronics NV (Bearer)  18,200  1,546
Philips Electronics NV  5,500  462
Newell Co.   140,900  5,636
  7,644
TEXTILES & APPAREL - 0.6%
Arena Brands Holdings Corp. Class B (a)  5,556  224
Big Dog Holdings, Inc.   1,800  25
Burlington Industries, Inc. (a)  358,900  5,025
Liz Claiborne, Inc.   102,700  5,642
NIKE, Inc. Class B  286,900  15,206
Reebok International Ltd.   24,300  1,183
  27,305
TOTAL DURABLES   194,706
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 5.4%
OIL & GAS - 5.2%
Amerada Hess Corp.   139,800 $ 8,624
Atlantic Richfield Co.   168,500  14,396
British Petroleum PLC:
ADR  447,979  40,682
 Ord.   515  8
Burlington Resources, Inc.   355,800  18,257
Elf Aquitaine SA sponsored ADR  72,219  4,816
Enron Oil & Gas Co.   38,600  859
Kerr-McGee Corp.   83,600  5,753
Louisiana Land & Exploration Co.   262,100  20,526
Mobil Corp.   41,200  3,049
Occidental Petroleum Corp.   638,400  16,559
Royal Dutch Petroleum Co. Ord.   105,600  5,934
Royal Dutch Petroleum Co.   987,100  54,784
Santa Fe Energy Resources, Inc.   197,800  2,473
Tosco Corp.   672,500  23,411
Total SA:
Class B  35,955  4,131
 sponsored ADR  105,051  6,020
Union Pacific Resources Group, Inc.   15,800  414
Valero Energy Corp.   61,900  2,031
  232,727
ENERGY SERVICES - 0.2%
McDermott International, Inc.   328,300  11,983
TOTAL Energy   244,710
FINANCE - 15.9%
BANKS - 0.9%
Credit Suisse Group (Reg.)  126,700  17,194
NationsBank Corp.   153,100  9,473
Providian Financial Corp.   311,100  12,347
  39,014
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  391,800 $ 7,444
CREDIT & OTHER FINANCE - 1.3%
Fleet Financial Group, Inc.   793,417  52,018
Green Tree Financial Corp.   127,400  5,988
  58,006
FEDERAL SPONSORED CREDIT - 8.1%
Federal Home Loan Mortgage Corporation  2,836,600  99,990
Federal National Mortgage Association  5,608,200  263,586
  363,576
INSURANCE - 5.0%
AFLAC, Inc.   109,000  5,913
Aegon NV (Reg.)  107,045  8,530
Allmerica Financial Corp.   157,700  6,929
Allstate Corp.   815,609  65,555
American International Group, Inc.   464,425  47,923
CIGNA Corp.   69,600  12,963
Equitable of Iowa Companies  17,600  1,179
General Re Corp.   70,400  13,974
Loews Corp.   113,000  12,762
MGIC Investment Corp.   369,800  21,194
Nationwide Financial Services, Inc. Class A  11,100  309
PMI Group, Inc.   167,500  9,600
Provident Companies, Inc.   10,200  713
Reliastar Financial Corp.   97,798  3,894
Torchmark Corp.   332,600  13,055
Travelers Property Casualty Corp. Class A  40,300  1,632
UNUM Corp.   29,500  1,346
  227,471
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.   146,220  13,123
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.   261,500  7,502
TOTAL FINANCE   716,136
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - 5.6%
DRUGS & PHARMACEUTICALS - 2.1%
American Home Products Corp.   177,800 $ 12,979
Amgen, Inc.   201,100  9,640
Astra AB Class A Free shares  1,141,400  21,113
Merck & Co., Inc.   60,300  6,026
Novartis AG (Reg.)  13,875  21,368
Schering-Plough Corp.   480,400  24,742
  95,868
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
Allegiance Corp.   16,220  503
Bard (C.R.), Inc.   115,700  3,927
Baxter International, Inc.   57,100  2,983
Biomet, Inc.   274,800  6,595
Johnson & Johnson  31,500  1,815
St. Jude Medical, Inc. (a)   317,900  11,146
  26,969
MEDICAL FACILITIES MANAGEMENT - 2.9%
Columbia/HCA Healthcare Corp.   2,928,925  84,207
Humana, Inc. (a)   686,000  16,335
Tenet Healthcare Corp. (a)   458,800  13,363
United HealthCare Corp.   280,200  14,010
  127,915
TOTAL HEALTH   250,752
HOLDING COMPANIES - 0.2%
U.S. Industries, Inc.   266,100  7,717
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
ELECTRICAL EQUIPMENT - 1.3%
Alcatel Alsthom Compagnie Generale d'Electricite
SA sponsored ADR  18,600  494
Alcatel Alsthom Compagnie Generale d'Electricite SA  152,100  20,311
Emerson Electric Co.   69,200  3,988
General Electric Co.   313,700  21,351
Grainger (W.W.), Inc.   24,600  2,189
Scientific-Atlanta, Inc.   158,100  3,577
Westinghouse Electric Corp.   252,500  6,833
  58,743
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.6%
Caterpillar, Inc.   360,000 $ 19,418
Ultratech Stepper, Inc. (a)   181,700  6,178
  25,596
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.   97,700  3,719
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   88,058
MEDIA & LEISURE - 2.6%
BROADCASTING - 0.4%
Cox Communications, Inc. Class A (a)  47,500  1,309
HSN, Inc.   30,635  1,245
Time Warner, Inc.   146,800  7,956
TCI Group Class A  129,911  2,664
Tele-Communications, Inc. (TCI) (Ventures Group) Series A  167,589
3,457
  16,631
ENTERTAINMENT - 0.2%
Cedar Fair LP (depositary unit)  11,900  568
King World Productions, Inc.   31,900  1,380
MGM Grand, Inc.   4,900  213
Royal Caribbean Cruises Ltd.   52,600  2,301
Viacom, Inc.:
Class A  79,100  2,487
  Class B (non-vtg.) (a)  103,000  3,257
  10,206
LEISURE DURABLES & TOYS - 0.4%
Nintendo Co. Ltd. Ord.   198,300  18,621
LODGING & GAMING - 0.9%
Bally Gaming International, Inc. warrants 7/29/98 (a)  37,500  35
Circus Circus Enterprises, Inc. (a)   373,200  9,400
Fitzgeralds South, Inc. warrants 3/15/99 (a)(e)  410  -
Harrah's Entertainment, Inc. (a)   92,500  2,075
HFS, Inc. (a)   153,800  11,448
Mirage Resorts, Inc. (a)  383,700  11,559
Rio Hotel & Casino, Inc. (a)   23,900  500
Sun International Hotels Ltd. Ord. (a)   224,900  7,759
  42,776
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.1%
Cognizant Corp.   103,500 $ 4,218
RESTAURANTS - 0.6%
Brinker International, Inc. (a)   115,300  2,054
Lone Star Steakhouse Saloon (a)  97,500  2,035
McDonald's Corp.   322,400  15,354
Papa John's International, Inc. (a)  29,100  995
Wendy's International, Inc.   275,200  5,848
  26,286
TOTAL MEDIA & LEISURE   118,738
NONDURABLES - 5.8%
BEVERAGES - 0.0%
PepsiCo, Inc.   39,500  1,602
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   42,400  1,357
TOBACCO - 5.8%
Philip Morris Companies, Inc.   5,348,500  222,297
RJR Nabisco Holdings Corp.   1,081,484  37,176
  259,473
TOTAL NONDURABLES   262,432
PRECIOUS METALS - 0.1%
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   36,200  898
Newmont Mining Corp.   96,331  4,329
  5,227
RETAIL & WHOLESALE - 6.5%
APPAREL STORES - 0.3%
Gap, Inc.   94,200  4,716
Lamonts Apparel, Inc. warrants 6/10/99 (a)  47,666  -
TJX Companies, Inc.   319,600  9,768
  14,484
DRUG STORES - 0.0%
CVS Corp.   44,400  2,525
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - 2.1%
Federated Department Stores, Inc. (a)  372,700 $ 16,073
Proffitts, Inc. (a)  58,200  3,448
Wal-Mart Stores, Inc.   2,009,400  73,594
  93,115
GROCERY STORES - 0.3%
Safeway, Inc  238,300  12,958
RETAIL & WHOLESALE, MISCELLANEOUS - 3.8%
Comcast Corp. Class A  8,200  210
Circuit City Stores, Inc. - Circuit City Group  506,500  20,418
Corporate Express, Inc. (a)   172,600  3,646
Home Depot, Inc.   1,280,600  66,751
Lowe's Companies, Inc.   953,300  37,060
Officemax, Inc. (a)  497,375  7,554
Office Depot, Inc. (a)  156,550  3,160
PEAPOD, Inc.   9,600  120
Rex Stores Corp. (a)  59,200  666
Staples, Inc. (a)  207,800  5,740
Toys "R" Us, Inc. (a)   416,400  14,782
U.S. Office Products Co. (a)   155,200  5,472
Viking Office Products, Inc. (a)  207,700  4,517
  170,096
TOTAL RETAIL & WHOLESALE   293,178
SERVICES - 0.2%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   33,500  1,719
LEASING & RENTAL - 0.0%
Avis Rent A Car, Inc.   11,100  265
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.   30,500  1,088
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 0.1%
Boron LePore & Associates, Inc.   2,800 $ 65
Orion Network Systems, Inc. warrants 1/15/07 (a)  7,410  79
Reuters Holdings PLC ADR Class B  46,900  3,342
  3,486
TOTAL SERVICES   6,558
TECHNOLOGY - 11.0%
COMMUNICATIONS EQUIPMENT - 0.3%
Andrew Corp. (a)  74,100  1,940
Cisco Systems, Inc. (a)  95,100  6,948
Globalstar Telecommunications Ltd. warrants 2/15/04 (a) 1,900 219 Nokia Corp. AB sponsored ADR 32,900 3,086
  12,193
COMPUTER SERVICES & SOFTWARE - 2.3%
Advantage Learning Systems, Inc.   1,800  45
Automatic Data Processing, Inc.   228,300  11,415
Ceridian Corp. (a)   291,200  10,774
CompUSA, Inc. (a)   115,500  4,043
CUC International, Inc. (a)   257,300  7,976
Electronic Data Systems Corp.  505,100  17,931
E Trade Group, Inc.   10,300  484
First Data Corp.   297,200  11,164
J.D. Edwards & Co.   3,300  111
Microsoft Corp. (a)  120,400  15,930
Netscape Communications Corp.   17,800  641
Network Solutions, Inc. Class A  1,000  21
Oracle Corp. (a)  277,950  10,128
Paychex, Inc.   93,400  3,257
Policy Management Systems Corp. (a)   141,500  8,800
  102,720
COMPUTERS & OFFICE EQUIPMENT - 4.2%
Bay Networks, Inc. (a)  103,800  4,009
Compaq Computer Corp. (a)   784,550  58,645
Hewlett-Packard Co.   156,500  10,887
Ingram Micro, Inc. Class A (a)  31,500  853
International Business Machines Corp.   728,600  77,186
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Quantum Corp.   39,800 $ 1,525
SCI Systems, Inc. (a)  480,900  23,835
Tech Data Corp. (a)  186,200  8,565
Western Digital Corp.   64,800  2,596
  188,101
ELECTRONIC INSTRUMENTS - 0.6%
Applied Materials, Inc. (a)   23,300  2,219
Cognex Corp. (a)  78,700  2,587
Lam Research Corp. (a)   210,400  9,784
Novellus Systems, Inc. (a)  37,400  4,712
Thermo Electron Corp. (a)  193,300  7,732
Varian Associates, Inc.   40,900  2,540
  29,574
ELECTRONICS - 3.6%
AMP, Inc.   482,400  25,839
Intel Corp.   551,000  50,864
Methode Electronics, Inc. Class A  172,400  4,439
Micron Technology, Inc. (a)  639,500  22,183
Molex, Inc.   96,975  3,952
Motorola, Inc.   44,700  3,213
Power-One, Inc.   1,600  22
Solectron Corp. (a)  1,143,600  50,890
Thomas & Betts Corp.   17,500  956
Uniphase Corp.   1,600  127
  162,485
TOTAL TECHNOLOGY   495,073
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.1%
Northwest Airlines Corp. Class A (a)  40,600  1,685
RAILROADS - 0.4%
Bombardier, Inc. Class B  139,300  2,824
Burlington Northern Santa Fe Corp.   44,200  4,271
CSX Corp.   185,800  10,869
  17,964
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - CONTINUED
SHIPPING - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  130,000 $ 3,770
Stolt-Nielsen SA  35,100  935
  4,705
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc.  29,500  807
Yellow Corp. (a)  125,200  4,077
  4,884
TOTAL TRANSPORTATION   29,238
UTILITIES - 5.9%
CELLULAR - 2.2%
AirTouch Communications, Inc. (a)   918,000  32,532
McCaw International Ltd. warrants 4/15/07 (a)(e)  5,640  14
SK Telecom Ltd. (a)  6  4
Vodafone Group PLC sponsored ADR  932,900  50,143
Vodafone Group PLC  3,312,763  17,860
  100,553
ELECTRIC UTILITY - 0.3%
American Electric Power Co., Inc.   89,200  4,059
Entergy Corp.  230,700  6,013
Niagara Mohawk Power Corp. (a)   105,600  1,010
PG&E Corp.   24,248  561
  11,643

GAS - 0.1%
Enron Corp.   53,600  2,064
TELEPHONE SERVICES - 3.3%
AT&T Corp.   171,500  7,600
Ameritech Corp.   189,200  12,582
Bell Atlantic Corp.   258,898  20,825
BellSouth Corp.   345,200  15,966
Deutsche Telekom AG  96,300  1,856
MCI Communications Corp.   1,232,900  36,216
NEXTLINK Communications, Inc.:
Class A  4,800  115
 warrants 2/1/09 (a)  58,550  -
SBC Communications, Inc.   225,084  13,815
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Sprint Corp.   726,300 $ 36,315
US WEST Media Group  41,100  917
WorldCom, Inc. (a)  97,000  3,431
  149,638
TOTAL UTILITIES   263,898
TOTAL COMMON STOCKS
(Cost $2,456,531)   3,228,026
NONCONVERTIBLE PREFERRED STOCKS - 1.8%
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Crown America Realty Trust Series A 11% pay-in kind 33,030 1,750 Walden Residential Properties, Inc. 9.20% 83,400 2,127
  3,877
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.1%
American Annuity Group Capital Trust II 8 3/4%  1,800  1,944
SIG Capital Trust I 9 1/2% (a)(e)  685  701
  2,645
SAVINGS & LOANS - 0.1%
California Federal Preferred Capital Corp. 9 1/8%  243,456  6,360
TOTAL FINANCE   9,005
HEALTH - 0.0%
MEDICAL FACILITIES MANAGEMENT - 0.0%
Fresenius Medical Care Capital Trust 9%  944  986
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Echostar Communications Corp. 12 1/8% pay-in-kind 1,534 1,611 NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 1.2%
BROADCASTING - 1.1%
Adelphia Communications Corp. 13% (e)  19,875 $ 2,206
American Radio Systems Corp. 11 3/8% pay-in-kind 37,662 4,406 Cablevision System Corp. 11 1/8% depositary shares pay-in-kind  106,872  11,702
CapStar Broadcasting Partners, Inc. 12% pay-in-kind   856  95
Chancellor Media Corp.:
12% pay-in-kind (e)  25,646  2,936
 $12.25 Series A   15,694  2,134
Granite Broadcasting Corp. 12 3/4% pay-in-kind   2,221  2,343
SFX Broadcasting, Inc. 12 5/8%  29,795  3,443
Sinclair Capital 11 5/8%  34,380  3,730
Time Warner, Inc., Series M, 10 1/4% pay-in-kind  12,443  14,185
  47,180
PUBLISHING - 0.1%
K-III Communications Corp.:
Series B, $11.625 pay-in-kind  2,390  260
 Series D, $10  41,288  4,387
  4,647
TOTAL MEDIA & LEISURE   51,827
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B, 14 7/8%  4,600  465
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp. $3.52 pay-in-kind  18,200  380
TECHNOLOGY - 0.1%
COMMUNICATIONS EQUIPMENT - 0.1%
Intermedia Communications, Inc. 13 1/2% pay-in-kind   1,904  2,285
UTILITIES - 0.2%
CELLULAR - 0.1%
Nextel Communications Corp. 13% pay-in-kind (e) 2,696 3,113 NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.1%
IXC Communications, Inc. 12 1/2% pay-in-kind (e)  1,950 $ 2,262
NEXTLINK Communications, Inc. 14% pay-in-kind   62,743  4,016
  6,278
TOTAL UTILITIES   9,391
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $73,481)   79,827
NONCONVERTIBLE BONDS - 12.8%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (C) AMOUNT (000S)
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.1%
Argo-Tech Corp. 8 5/8%, 10/1/07 (e)  B3 $ 170  170
Be Aerospace, Inc. 9 7/8%, 2/1/06  B2  770  828
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  760  857
  1,855
DEFENSE ELECTRONICS - 0.1%
Raytheon Co. 6.45%, 8/15/04  Baa1  2,030  2,028
Tracor, Inc. 8 1/2%, 3/1/07  B1  1,420  1,450
  3,478
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
9 1/4%, 12/1/06  B1  5,870  6,178
TOTAL AEROSPACE & DEFENSE   11,511
BASIC INDUSTRIES - 0.5%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee 9 3/4%, 10/1/03  B1  2,510  2,598
General Chemical Corp. 9 1/4%, 8/15/03  B2  1,600  1,648
Huntsman Corp. 9 1/2%, 7/1/07 (e)  B2  2,760  2,891
Sterling Chemicals, Inc. 11 1/4%, 4/1/07  B3  2,450  2,670
  9,807
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
BASIC INDUSTRIES - CONTINUED
IRON & STEEL - 0.0%
Keystone Consolidated Industries, Inc.
9 5/8%, 8/1/07 (e)  B2 $ 830 $ 852
PACKAGING & CONTAINERS - 0.1%
BWAY Corp. 10 1/4%, 4/15/07 (e)  B2  1,930  2,089
Silgan Holdings, Inc. 9%, 6/1/09  B1  1,220  1,244
U.S. Can Corp. 10 1/8%, 10/15/06  B1  790  838
  4,171
PAPER & FOREST PRODUCTS - 0.2%
Florida Coast Paper Co. LLC/Florida Coast Paper
Finance Corp., Series B, 12 3/4%, 6/1/03  Caa  1,250  1,350
Omega Cabinets Ltd. 10 1/2%, 6/15/07 (e)  B3  1,730  1,786
Repap New Brunswick, Inc. yankee:
9 7/8%, 7/15/00  B2  240  242
 10 5/8%, 4/15/05  Caa  1,030  1,015
Riverwood International Corp.
10 1/4%, 4/1/06  B3  1,220  1,251
Stone Container Corp. 10 3/4%, 10/1/02  B1  3,430  3,670
  9,314
TOTAL BASIC INDUSTRIES   24,144
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
Nortek, Inc.:
9 1/4%, 3/15/07  Ba3  960  974
 9 1/8%, 9/1/07 (e)  B1  2,160  2,182
  3,156
CONSTRUCTION - 0.0%
U.S. Home Corp. 8.88%, 8/15/07  B1  2,220  2,264
TOTAL CONSTRUCTION & REAL ESTATE   5,420
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.1%
Aftermarket Technology Corp. 12%, 8/1/04  B3  1,522  1,695
Blue Bird Body Co. 10 3/4%, 11/15/06  B2  1,880  2,016
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
Tennessee Gas Pipeline Co. 7%, 3/15/27  Baa3 $ 1,010 $ 1,037
United Auto Group, Inc. 11%, 7/15/07 (e)  B3  1,750  1,825
  6,573
TEXTILES & APPAREL - 0.3%
Dyersburg Corp. 9 3/4%, 9/1/07 (e)  B2  1,030  1,056
GFSI, Inc. 9 5/8%, 3/1/07  B3  1,890  1,937
Levi Strauss & Co. 7%, 11/1/06 (e)  Baa2  3,150  3,200
Nine West Group, Inc. 9%, 8/15/07 (e)  Ba3  6,400  6,448
  12,641
TOTAL DURABLES   19,214
ENERGY - 0.5%
COAL - 0.1%
Anker Coal Group, Inc. 9 3/4%, 10/1/07 (e)  B3  4,690  4,760
OIL & GAS - 0.4%
Belden & Blake Corp. 9 7/8%, 6/15/07 (e)  B3  750  756
Chesapeake Energy Corp.:
7 7/8%, 3/15/04  Ba3  450  439
 8 1/2%, 3/15/12  Ba2  120  117
Energy Corp. 9 1/2%, 5/15/07  B2  3,690  3,708
Flores & Rucks, Inc. 9 3/4%, 10/1/06  B3  2,420  2,583
Forcenergy, Inc. 8 1/2%, 2/15/07  B2  1,790  1,781
Gulf Canada Resources Ltd. yankee
9 5/8%, 7/1/05  Ba2  1,350  1,472
Lomak Petroleum, Inc. 8 3/4%, 1/15/07  B1  720  722
Occidental Petroleum Corp.:
10.94%, 5/17/00  Baa3  1,200  1,330
  6.39%, 11/9/00  Baa3  500  499
 8 1/2%, 11/9/01  Baa3  530  568
Ocean Energy, Inc. 8 7/8%, 7/15/07 (e)  B3  2,460  2,515
Pennzoil Co. 9 5/8%, 11/15/99  Baa3  900  959
Petsec Energy, Inc. 9 1/2%, 6/15/07 (e)  B3  620  639
United Refining Co. 10 3/4%, 6/15/07 (e)  B2  990  1,011
  19,099
TOTAL ENERGY   23,859
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
FINANCE - 3.1%
ASSET-BACKED SECURITIES - 0.7%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19   Ba2 $ 7,040 $ 7,990
Caterpillar Financial Asset Trust 6.55%, 5/22/02  A3  370  373
CPS Auto Grantor Trust 6.55%, 12/15/02   Aaa  1,183  1,187
Contimortgage Home Equity Loan Trust
6.26%, 7/15/12  Aaa  1,640  1,642
Green Tree Financial Corp.:
6 1/2%, 6/15/27   Aaa  750  754
 6.80%, 6/15/27   Aaa  750  760
 6.45%, 9/15/28   Aaa  1,230  1,235
6.68%, 1/15/29  Aaa  2,280  2,295
MBNA Master Credit Card Trust II
6.50%, 1/15/07  Aaa  3,230  3,254
Olympic Automobile Receivables Trust:
6.40%, 9/15/01  Aaa  1,710  1,727
 6.70%, 3/15/02  Aaa  810  820
Premier Auto Trust:
8.05%, 4/4/00  Aaa  2,966  3,004
6%, 5/6/00   Aaa  970  971
 6.34%, 1/6/03  Aaa  2,470  2,481
WFS Financial Owner Trust 6.55%, 10/20/04  Aaa  1,520  1,527
  30,020
BANKS - 0.7%
ABN Amro Bank NV 6 5/8%, 10/31/01  Aa3  3,000  3,029
Banc One Corp.:
6.70%, 3/24/00  Aa3  1,700  1,721
 6 1/4%, 9/1/00  Aa3  1,630  1,632
BanPonce Financial Corp. 7.72%, 4/13/00  A3  1,000  1,027
BanPonce Corp. 6.665%, 3/5/01  A3  1,650  1,665
Bankers Trust Co. 5.66%, 7/21/98 (h)  -  5,000  4,998
Capital One Bank:
6.74%, 5/31/99  Baa3  1,640  1,653
 7.20%, 7/19/99  Baa3  4,000  4,056
 6.42%, 11/12/99  Baa3  3,600  3,601
Den Danske Bank AS 7.40%, 6/15/10 (e)(h)  A1  1,570  1,620
Midland Bank PLC yankee 7 5/8%, 6/15/06  Aa3  1,220  1,287
NB Capital Trust IV 8 1/4%, 4/15/27  A1  1,500  1,578
Summit Bancorp. 8 5/8%, 12/10/02  BBB  650  706
Union Planters National Bank
6.81%, 8/20/01  A3  1,500  1,521
  30,094
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 1.2%
AT&T Capital Corp.:
6.39%, 1/22/99  Baa3 $ 630 $ 634
 6.26%, 2/18/99  Baa3  4,300  4,315
  6.65%, 4/30/99  Baa3  3,250  3,276
 6.16%, 12/3/99  Baa3  1,250  1,246
Advanced Accessory Systems LLC/AAC
Capital Corp. 9 3/4%, 10/1/07 (e)  B3  2,610  2,610
Ahmanson Capital Trust I 8.36%, 12/1/26 (e)  Baa3  1,800  1,881
BCH Cayman Islands Ltd. yankee
7.70%, 7/15/06  A3  1,200  1,256
BanPonce Trust I 8.327%, 2/1/27 (e)  Baa1  2,850  2,946
CIT Group Holdings, Inc. 6 1/4%, 10/4/99  Aa3  2,500  2,505
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  3,390  3,405
Equimar Shipholdings Ltd. 9 7/8%, 7/1/07 (e)  B3  2,000  1,920
Finova Capital Corp. 6.12%, 5/28/02  Baa1  1,000  986
First Security Capital I 8.41%, 12/15/26  A3  850  901
Ford Motor Credit Co.:
5.73%, 2/23/00  A1  1,500  1,486
 6.65%, 5/22/00  A1  4,000  4,044 6.57%, 3/19/01  A1  2,500  2,521
General Electric Capital Corp. 6.94%,
4/13/09 (g)  Aaa  3,000  3,038
General Motors Acceptance Corp.
6 3/4%, 7/10/02  A3  2,730  2,753
GreenPoint Capital Trust I 9.10%, 6/1/27 (e)  Ba1  1,580  1,666
Heller Financial, Inc. 7 7/8%, 11/1/99  A2  2,230  2,299
Household Finance Corp. 5.6887%, 6/4/98 (h)  -  5,000  5,000
KeyCorp Institutional Capital Series A
7.826%, 12/1/26  A1  1,550  1,557
Nordstrom Credit, Inc. 7 1/4%, 4/30/02  A2  1,200  1,238
U.S. West Capital Funding, Inc. 6.95%, 1/15/37  Baa1  1,300  1,326
  54,809
INSURANCE - 0.1%
Reliance Group 9 3/4%, 11/15/03  B1  5,150  5,420
SunAmerica, Inc. 6.20%, 10/31/99  Baa1  2,000  2,000
  7,420
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.3%
Chevy Chase Savings Bank FSB:
9 1/4%, 12/1/05  B1 $ 1,170 $ 1,182
 9 1/4%, 12/1/08  B1  2,160  2,192
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B3  4,330  4,882
Great West Financial Trust II 8.206%, 2/1/27  A3  1,290  1,329
Great Western Financial Corp. 8.60%, 2/1/02  A3  1,000  1,077
Home Savings of America FSB 6 1/2%, 8/15/04  A3  970  962
Long Island Savings Bank FSB 7%, 6/13/02  Baa3  900  905
  12,529
SECURITIES INDUSTRY - 0.1%
Merrill Lynch & Co., Inc. 5.6063%, 7/28/98 (h)  -  5,000  5,000
TOTAL FINANCE   139,872
HEALTH - 0.4%
DRUGS & PHARMACEUTICALS - 0.0%
ICN Pharmaceuticals, Inc. 9 1/4%, 8/15/05 (e)  B1  1,340  1,397
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Graham-Field Health Products, Inc.
9 3/4%, 8/15/07 (e)  B3  3,270  3,401
McKesson Corp. 6.60%, 3/1/00   A3  1,720  1,735
  5,136
MEDICAL FACILITIES MANAGEMENT - 0.3%
Integrated Health Services, Inc. (e):
9 1/2%, 9/15/07   B2  3,490  3,582
 9 1/4%, 1/15/08  B2  1,339  1,356
Tenet Healthcare Corp. 8 5/8%, 1/15/07  Ba3  5,760  5,947
Vencor, Inc. 8 5/8%, 7/15/07 (e)  B1  1,250  1,267
  12,152
TOTAL HEALTH   18,685
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp. 7.05%, 5/1/37  Baa1  2,340  2,428
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Bucyrus International, Inc. 9 3/4%, 9/15/07 (e)  B1 $ 2,910 $ 2,939
Continental Global Group, Inc. 11%, 4/1/07  B2  950  1,017
Exide Corp. 10%, 4/15/05  B1  890  952
Goss Graphic System, Inc. 12%, 10/15/06  B2  2,510  2,811
  7,719
POLLUTION CONTROL - 0.1%
Allied Waste North America 10 1/4%, 12/1/06  B3  3,060  3,341
Envirosource, Inc. 9 3/8%, 6/15/03 (e)  B3  1,150  1,159
WMX Technologies, Inc. 7.10%, 8/1/26  A3  1,570  1,636
  6,136
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   13,855
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.9%
ACME Television/ACME Financial Corp.
0%, 9/30/04 (d)(e)  B3  620  454
Adelphia Communications Corp.:
9 1/2%, 2/15/04  B3  7,588  7,362
9 7/8%, 3/1/07  B3  930  958
Comcast UK Cable Partners Ltd.
0%, 11/15/07 (d)  B2  210  161
Cablevision System Corp.:
9 1/4%, 11/1/05  B1  1,710  1,787
 9 7/8%, 5/15/06  B1  1,790  1,929
 9 7/8%, 2/15/13  B1  1,130  1,220
CapStar Broadcasting Partners, Inc.:
9 1/4%, 7/1/07  B2  4,400  4,510
 0%, 2/1/09 (d)  B3  1,660  1,162
Century Communications Corp.
8 3/4%, 10/1/07  Ba3  3,750  3,745
Diamond Cable Communications PLC yankee
0%, 9/30/04 (d)  B3  2,240  1,960
Echostar Satellite Broadcasting Corp.
0%, 3/15/04 (d)  Caa  1,380  1,154
Fox/Liberty Networks LLC/FLN Finance, Inc.
0%, 8/15/07 (d)(e)  B1  2,310  1,470
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Frontiervision Holdings LP/Frontiervision Holdings
Capital Corp. 0%, 9/15/07 (d)(e)  Caa $ 3,741 $ 2,549
Frontiervision Operating Partners LP/
Frontiervision Capital Corp.
11%, 10/15/06  B3  4,090  4,448
Granite Broadcasting Corp.:
10 3/8%, 5/15/05  B3  1,090  1,125
 9 3/8%, 12/1/05  B3  2,790  2,769
Intermedia Capital Partners IV LP/Intermedia
Partners IV Capital Corp. 11 1/4%, 8/1/06  B2  1,180  1,304
International Cabletel, Inc.
0%, 2/1/06 (d)  B3  3,000  2,243
Lenfest Communications, Inc.
8 3/8%, 11/1/05  Ba3  2,420  2,435
NTL, Inc. 10%, 2/15/07  B3  3,440  3,586
Olympus Communications LP/Olympus
Capital Corp. 10 5/8%, 11/15/06  B1  1,410  1,528
Panamsat Corp. 12 3/4%, 4/15/05 pay-in-kind  -  268  316
Rogers Cablesystems Ltd. yankee 11%, 12/1/15  B2  3,400  3,893
SFX Broadcasting, Inc. 10 3/4%, 5/15/06  B3  1,225  1,341
TCI Communications, Inc. 6.46%, 3/6/00  Ba1  2,930  2,909
TCI Communications Financing III
9.65%, 3/31/27  Ba3  5,810  6,456
Tele-Communications, Inc.:
9 1/4%, 4/15/02  Ba1  1,000  1,090
 8.25%, 1/15/03  Ba1  3,540  3,739
Telemundo Group, Inc. 7%, 2/15/06 (g)  B1  3,090  3,038
Telewest PLC 0%, 10/1/07 (d)  B1  6,350  4,762
Time Warner, Inc.:
7.95%, 2/1/00  Ba1  3,180  3,283
 7 3/4%, 6/15/05  Ba1  1,100  1,142
 sub. deb. 9.15%, 2/1/23  Ba1  430  498
  82,326
ENTERTAINMENT - 0.4%
AMC Entertainment, Inc. 9 1/2%, 3/15/09  B2  5,620  5,718
Ameristar Casinos, Inc. 10 1/2%, 8/1/04 (e)  B3  2,360  2,378
Bally Total Fitness Holding Corp.
9 7/8%, 10/15/07 (e)  B3  3,390  3,390
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - CONTINUED
Cinemark USA, Inc. 9 5/8%, 8/1/08  B2 $ 470 $ 482
Hollywood Theaters, Inc. 10 5/8%, 8/1/07 (e)  B3  310  329
Regal Cinemas, Inc. 8 1/2%, 10/1/07 (e)  B1  120  120
Viacom, Inc. 8%, 7/7/06  B1  5,520  5,486
  17,903
LODGING & GAMING - 0.5%
American Skiing Co. 12%, 7/15/06  B3  3,470  3,860
Courtyard by Marriott II LP/Courtyard II Finance
Co., Series B, 10 3/4%, 2/1/08  B-  1,180  1,280
HMC Acquisition Properties, Inc.
9%, 12/15/07  Ba3  4,580  4,706
HMH Properties, Inc.:
9 1/2%, 5/15/05  Ba3  4,700  4,947
 8 7/8%, 7/15/07 (e)  Ba3  2,390  2,450
Horseshoe Gaming LLC 9 3/8%, 6/15/07 (e)  B3  620  641
Prime Hospitality Corp. 9 3/4%, 4/1/07  -  2,280  2,408
Speedway Motorsports, Inc. 8 1/2%, 8/15/07 (e)  Ba3  80  80
Sun International Hotels Ltd./Sun International
North America, Inc. yankee 9%, 3/15/07  Ba3  2,220  2,292
Wyndham Hotel Corp. 10 1/2%, 5/15/06  B2  750  852
  23,516
PUBLISHING - 0.2%
Garden State Newspapers, Inc.
8 3/4%, 10/1/09 (e)  B1  2,360  2,378
News America Holdings, Inc. 7.70%, 10/30/25  Baa3  2,720  2,669
Sun Media Corp. yankee:
9 1/2%, 2/15/07  B3  2,530  2,619
 9 1/2%, 5/15/07  B3  490  506
  8,172
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%, 6/1/02  B3  2,710  2,791
Host Marriott Travel Plazas, Inc.
9 1/2%, 5/15/05  Ba3  4,810  5,063
SC International Services, Inc. 9 1/4%, 9/1/07 (e)  B2  1,950  1,979
  9,833
TOTAL MEDIA & LEISURE   141,750
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
NONDURABLES - 0.4%
FOODS - 0.1%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa1 $ 1,700 $ 1,776
Chiquita Brands International, Inc.
9 5/8%, 1/15/04  B1  2,250  2,396
  4,172
HOUSEHOLD PRODUCTS - 0.2%
Playtex Products, Inc. 8 7/8%, 7/15/04 (e)  B1  1,940  1,959
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  4,550  4,829
  6,788
TOBACCO - 0.1%
Philip Morris Companies, Inc.:
7 1/4%, 9/15/01  A2  1,700  1,738
 7%, 7/15/05  A2  1,610  1,610
 6.95%, 6/1/06  A2  1,510  1,541
  4,889
TOTAL NONDURABLES   15,849
RETAIL & WHOLESALE - 1.1%
APPAREL STORES - 0.1%
AnnTaylor, Inc. 8 3/4%, 6/15/00  B3  3,630  3,603
Lamonts Apparel, Inc. 10 1/4%, 11/1/99
pay-in-kind (e)(l)  -  1,584  63
Specialty Retailers, Inc. 8 1/2%, 7/15/05  Ba3  1,060  1,087
  4,753
GENERAL MERCHANDISE STORES - 0.4%
Dayton Hudson Corp.:
6.80%, 10/1/01  Baa1  1,800  1,826
 7 1/2%, 7/15/06  Baa1  2,000  2,087
Federated Department Stores, Inc.:
10%, 2/15/01   Baa2  2,600  2,878
 8 1/8%, 10/15/02   Baa2  520  554
 6.79%, 7/15/27  Baa2  1,100  1,110
K mart Corp.:
12 1/2%, 3/1/05  Ba3  3,550  4,331
 7 3/4%, 10/1/12  Ba3  310  296
 8 1/4%, 1/1/22  Ba3  2,480  2,387
Parisian, Inc. 9 7/8%, 7/15/03  B1  2,580  2,728
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  1,600  1,624
  19,821
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.6%
Ameriserve Food Distribution, Inc.
10 1/8%, 7/15/07 (e)  B3 $ 1,840 $ 1,914
Di Giorgio Corp. 10%, 6/15/07 (e)  B3  3,010  2,987
Fleming Companies, Inc. 10 5/8%, 7/31/07 (e)  B3  2,440  2,568
Kroger Co. 8.15%, 7/15/06  Baa3  1,000  1,080
Pathmark Stores, Inc.:
12 5/8%, 6/15/02  Caa  3,130  3,232
 9 5/8%, 5/1/03  B3  7,570  7,485
 0%, 11/1/03 (d)  Caa  570  404
Pueblo Xtra International, Inc.
9 1/2%, 8/1/03  B3  3,550  3,521
Randalls Food Markets, Inc.
9 3/8%, 7/1/07 (e)  B2  2,180  2,202
Windy Hill Pet Food, Inc. 9 3/4%, 5/15/07 (e)  B3  1,570  1,633
  27,026
TOTAL RETAIL & WHOLESALE   51,600
SERVICES - 0.4%
ADVERTISING - 0.0%
Lamar Advertising Co. 8 5/8%, 9/15/07 (e)  B1  1,250  1,245
LEASING & RENTAL - 0.1%
Hollywood Entertainment Corp.
10 5/8%, 8/15/04 (e)  B2  1,190  1,219
PHH Corp. 5.646%, 6/11/98 (h)  -  5,000  4,999
  6,218
PRINTING - 0.1%
Sullivan Graphics, Inc. 12 3/4%, 8/1/05  Caa  1,810  1,846
SERVICES - 0.2%
Borg-Warner Security Corp.
9 5/8%, 3/15/07  B3  1,150  1,190
Orion Network Systems, Inc.:
11 1/4%, 1/15/07  B2  1,900  2,057
 0%, 1/15/07 (d)  B2  5,510  3,747
  6,994
TOTAL SERVICES   16,303
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
TECHNOLOGY - 0.3%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Communications Corp. secured discount
0%, 6/1/04 (d)  B2 $ 2,440 $ 2,199
COMPUTER SERVICES & SOFTWARE - 0.0%
Federal Data Corp. 10 1/8%, 8/1/05 (e)  B3  2,110  2,152
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Comdisco, Inc.:
7.21%, 7/2/01  Baa1  1,750  1,799
 6 3/8%, 11/30/01  Baa1  1,800  1,793
  3,592
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc. 11%, 8/1/03 Ba1 1,590 1,777 Communications Instruments, Inc.
10%, 9/15/04 (e)  B3  160  164
Fairchild Semiconductor Corp.:
10 1/8%, 3/15/07  B2  1,610  1,719
 11.74%, 3/15/08 pay-in-kind (f)   -  2,300  2,288
  5,948
TOTAL TECHNOLOGY   13,891
TRANSPORTATION - 0.2%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc. 9 7/8%, 5/15/00  Baa3  500  540
US Air, Inc.:
 9 5/8%, 2/1/01  B3  1,960  2,038
 10%, 7/1/03  B3  2,770  2,881
 10 3/8%, 3/1/13  B1  3,610  4,007
  9,466
RAILROADS - 0.0%
Burlington Northern Santa Fe Corp.
7.29%, 6/1/36  Baa2  1,500  1,582
TOTAL TRANSPORTATION   11,048
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
UTILITIES - 1.5%
CELLULAR - 0.5%
Clearnet Communications, Inc. yankee
0%, 12/15/05 (d)  B3 $ 5,000 $ 3,875
Globalstar LP/Globalstar Capital C Corp.
11 3/8%, 2/15/04  B3  730  759
McCaw International Ltd. 0%, 4/15/07 (d)  CCC  5,640  3,412
MGC Communications, Inc.
13%, 10/1/04 unit (e)  Caa  900  929
Millicom International Cellular SA
0%, 6/1/06 (d)  B3  2,860  2,213
Nextel Communications, Inc.
0%, 9/15/07 (d)(e)  B3  7,247  4,466
Paging Network, Inc. 8.875%, 2/1/06  B2  880  862
Rogers Communications, Inc. 8 7/8%, 7/15/07  B2  3,350  3,375
Telesystem International Wireless, Inc.
0%, 6/30/07 (d)(e)  Caa  390  245
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba1  280  284
 7 1/2%, 3/1/06  Ba1  1,100  1,127
  21,547
ELECTRIC UTILITY - 0.3%
AES Corp. 8 3/8%, 8/15/07  Ba1  1,630  1,634
CalEnergy, Inc. 9 1/2%, 9/15/06  Ba2  1,250  1,350
Calpine Corp. 8 3/4%, 7/15/07 (e)  Ba3  4,100  4,182
Commonwealth Edison Co. 7 3/8%, 9/15/02  Baa2  1,950  2,008
Hydro-Quebec yankee 7.40%, 3/28/25  A2  1,050  1,209
Israel Electric Corp. yankee
7 7/8%, 12/15/26 (e)  A3  980  1,026
Long Island Lighting Co. 8 5/8%, 4/15/04  Ba1  2,230  2,275
NIPSCO Capital Markets, Inc. 7.39%, 4/1/04  Baa1  1,600  1,651
  15,335
TELEPHONE SERVICES - 0.7%
GCI, Inc. 9 3/4%, 8/1/07  B2  190  197
Hyperion Telecommunications, Inc.:
Series B, 0%, 4/15/03 (d)  -  2,170  1,503
 12 1/4%, 9/1/04 (e)  -  3,250  3,543
ICG Holdings, Inc. 0%, 9/15/05 (d)  -  2,410  1,928
McLeodUSA, Inc.:
0%, 3/1/07 (d)  B3  4,230  2,982
 9 1/4%, 7/15/07 (e)  B3  3,500  3,693
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
NEXTLINK Communications, Inc.
9 5/8%, 10/1/07  B3 $ 2,630 $ 2,715
Teleport Communications Group, Inc.
0%, 7/1/07 (d)  B1  3,420  2,659
Winstar Equipment 12 1/2%, 3/15/04  B3  2,050  2,255
WorldCom, Inc.:
9 3/8%, 1/15/04  Ba1  1,394  1,483
 8 7/8%, 1/15/06  Ba1  1,180  1,271
 7 3/4%, 4/1/07  Ba1  4,800  5,032
  29,261
TOTAL UTILITIES   66,143
TOTAL NONCONVERTIBLE BONDS
(Cost $559,714)   575,572
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 1.6%
U.S. TREASURY OBLIGATIONS - 1.1%
7 3/4%, 12/31/99  Aaa  500  520
6 7/8%, 3/31/00  Aaa  600  614
6 5/8%, 6/30/01  Aaa  2,420  2,471
7 7/8%, 8/15/01  Aaa  3,810  4,053
7%, 7/15/06  Aaa  17,633  18,592
12 3/4%, 11/15/10 (callable)  Aaa  7,400  10,427
7 1/4%, 2/15/23  Aaa  4,680  5,046
6 1/2%, 11/15/26  Aaa  6,530  6,570
  48,293
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%
Federal Home Loan Bank:
7.66%, 7/20/04  Aaa  4,540  4,870
 7.59%, 3/10/05  Aaa  2,450  2,631
Federal National Mortgage Association:
6.97%, 4/8/04  Aaa  2,060  2,134
  7.49%, 3/2/05  Aaa  2,320  2,476
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.12%, 4/15/06  Aaa  3,016  3,110
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
U.S. Department of Housing and Urban
Development U.S. government guaranteed
participation certificates Series 1996-A:
 6.83%, 8/1/03  Aaa $ 4,000 $ 4,099
  7.66%, 8/1/15  Aaa  1,200  1,253
U.S. Trade Trust Certificates (assets of Trust
guaranteed by U.S. government through
Export-Import Bank) 6.69%, 1/15/09 (e)  Aaa  2,110  2,136
  22,709
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $69,259)   71,002
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 1.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
5 1/2%, 2/1/03 to 5/1/03  Aaa  1,671  1,615
7%, 7/1/01    Aaa  439  444
7 1/2%, 2/1/27 to 6/1/27  Aaa  1,135  1,155
7 1/2%, 10/1/27 (k)  Aaa  4,600  4,685
  7,899
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.4%
5 1/2%, 4/1/03 to 6/1/03  Aaa  1,573  1,525
6%, 4/1/00 to 6/1/26  Aaa  26,637  25,859
6 1/2%, 9/1/25 to 5/1/26  Aaa  19,218  18,728
7%, 2/1/26 to 9/1/27  Aaa  9,326  9,293
7 1/2%, 10/1/27 (k)   Aaa  7,000  7,120
  62,525
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.2%
6%, 6/15/08 to 9/15/10  Aaa  1,647  1,622
6 1/2%, 9/15/08 to 5/15/09  Aaa  8,548  8,555
8%, 5/15/25  Aaa  632  654
  10,831
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $79,171)   81,255
COLLATERALIZED MORTGAGE OBLIGATIONS  - 0.0%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
PRIVATE SPONSOR - 0.0%
Credit-Based Asset Servicing and Securitization
LLC Series 1997-2 Class 2-B,
7.289%, 12/29/25 (e)(h)(l) (Cost $957)  Ba3 $ 1,800 $ 962
COMMERCIAL MORTGAGE SECURITIES - 0.7%
American Southwest Financial Securities
Series 1994-C2 Class B2,
11.682%, 12/25/01 (e)(h)  -  1,670  1,687
Berkeley Federal Bank & Trust FSB Series 1994
Class 1-B, 7.739%, 8/1/24 (e)(h)  -  1,900  1,424
Blackrock Capital Funding LLC Series 1996
Class C2, 7.6194%, 11/16/26 (e)(h)  Aaa  398  402
BKB Commercial Mortgage Trust Series 1997-C1
Class D, 7.83%, 2/25/43 (e)(h)  BBB  680  690
CS First Boston Mortgage Securities Corp. (e)(h):
Series 1994-CFB1 Class E, 7.672%, 1/25/28   Ba2  604  592
Series 1995-AEWI Class E, 9.808%, 11/25/97  -  1,250  1,277
DLJ Mortgage Acceptance Corp. Series
1993-MF12 Class B-2, 10.10%, 9/18/03 (e)  -  1,650  1,658
Equitable Life Assurance Society of the
United States (The) (e):
 Series 174 Class B1, 7.33%, 5/15/06  Aa2  1,200  1,257
  Series 1996-1 Class C1, 7.52%, 5/15/06  A2  1,000  1,055
Franchise Mortgage Acceptance Company LLC
Loan Receivables Trust Series 1997-A
Class E, 8.103%, 4/15/19 (e)(h)  -  500  481
Franchise Mortgage Acceptance Corp.
sequential pay, Series 1997-B Class E,
7.89%, 9/15/19 (e)(h)  -  700  630
First Chicago/Lennar Trust I Series 1997-CHL1 (h):
Class D, 8.134%, 5/29/08   -  1,100  1,094
 Class E, 8.134%, 2/28/11   -  1,800  1,487
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc. Series 1996-C1
Class F, 7.86%, 11/15/06 (e)  Ba3  750  722
GS Mortgage Securities Corp. II Series 1997-
GL Class A2-B, 6.86%, 7/13/30  Aaa  1,590  1,622
Kidder Peabody Acceptance Corp. sequential pay,
Series 1993-M1 Class A-2, 7.15%, 4/25/25  Aa2  848  850
LTC Commercial Mortgage Pass Thru Certificates
Series 1996-1 Class E, 9.16%, 4/15/28  BB-  500  516
Merrill Lynch Mortgage Investments, Inc. Series
1994 Class M1-E, 8.103%, 6/25/22 (e)(h)  Ba2  270  272
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
Morgan Stanley Capital I, Inc. sequential pay
Series 1997-C1 Class A-1C, 7.63%, 2/15/20  Aaa $ 1,720 $ 1,803
Morgan Stanley Capital One, Inc. Series 1996-
MBL1 Class E, 8.589%, 5/25/21 (e)  -  1,775  1,659
NB Commercial Mortgage sequential pay,
Series FSI Class A, 7.187%, 10/20/23 (e)  -  483  486
Oregon Commercial Mortgage, Inc. Series 1995
Class E, 9.869%, 6/25/26 (e)(h)  BB  830  848
Penn Mutual Life Insurance Co. (The) Series
1996-PML (e):
 Class K, 7.90%, 11/15/26   -  1,750  1,130
  Class L, 7.90%, 11/15/26   -  1,300  595
SML, Inc. Series 1994-C1 Class C,
9.20%, 9/18/99 (f)  -  1,325  1,166
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7 3/8%, 9/25/24 (e)  BB  1,100  1,000
 Series 1993-C1 Class E, 6.60%, 10/25/24 (e)  B  1,250  438
 sequential pay Series 1996 Class A-2A,
 7 3/4%, 2/25/28  Aaa  628  636
 commercial Series 1996-CFL Class E,
 7 3/4%, 2/25/28  BB+  820  842
 Series 1996-CFL Class G, 7 3/4%, 2/25/28 (e)  -  2,000  1,753
 Series 1996-C3 Class E, 8.458%,
 6/25/30 (e)(h)  -  1,000  962
Wells Fargo Capital Markets Apartment
Financing Trust 6.56%, 12/29/05 (e)  Aaa  2,060  2,071
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $30,955)   33,105
COMPLEX MORTGAGE SECURITIES - 0.0%
INTEREST ONLY STRIPS - 0.0%
SML, Inc. commercial Series 1994-C1 Class S,
0.81%, 9/18/99 (j) (Cost $547)  -  31,799  318
FOREIGN GOVERNMENT OBLIGATIONS (I) - 0.2%
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2  620  643
Israeli State euro 6 3/8%, 12/19/01  A3  2,410  2,401
Manitoba Province yankee 6 3/8%, 10/15/99  A1  3,000  3,018
Quebec Province yankee 7.22%, 7/22/36 (g)  A2  1,750  1,870
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $7,744)   7,932
SUPRANATIONAL OBLIGATIONS - 0.0%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (C) AMOUNT (000S) (000S)
Inter American Development Bank yankee
6.29%, 7/16/27 (Cost $1,590)  Aaa $ 1,600 $ 1,616
BANK NOTES - 0.2%
Key Bank N.A. 5.6488%, 8/20/99 (h)    5,000  4,995
Morgan Guaranty Trust Co.
5.765%, 3/30/98 (h)    4,000  3,999
TOTAL BANK NOTES
(Cost $8,991)   8,994
CERTIFICATES OF DEPOSIT - 1.0%
ABN-Amro Bank NV yankee 5.65%, 12/23/97    3,000  2,998
Banque Nationale de paris yankee
5 3/4%, 7/31/98    2,300  2,296
Canadian Imperial Bank of Commerce:
5.91%, 8/28/98    5,000  4,998
 yankee 6.20%, 8/1/00    1,950  1,951
Chase Manhattan Bank 5 3/4%, 2/9/98     2,300  2,300
Deutsche Bank AG yankee 6.20%, 4/10/98    4,000  4,005
Landesbank Hessen-Thuringen yankee:
5.78%, 1/27/98    3,000  2,999
 5.67%, 2/11/98    1,000  999
PNC Bank 5.576%, 2/2/98 (h)    2,000  1,999
Royal Bank of Canada yankee 5.58%, 12/11/97    786  786
Rabobank Nederland, Coop Central yankee:
5.97%, 3/20/98    1,300  1,301
 6.20%, 4/10/98    3,000  3,004
Sanwa Bank Ltd. yankee 5.65%, 10/27/97    3,000  3,000
SunTrust Bank 5.85%, 11/25/97    4,500  4,501
Westpac Banking Corp. yankee
5.885%, 8/27/98    1,000  999
Westdeutsche Landesbank yankee
5.83%, 8/3/98    4,000  3,995
TOTAL CERTIFICATES OF DEPOSIT
(Cost $42,120)   42,131
COMMERCIAL PAPER - 0.3%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
Bear Stearns Cos., Inc. 5.56%, 1/12/98   $ 5,000 $ 4,919
Goldman Sachs Group LP 5.83%, 1/26/98    2,000  1,963
Norfolk Southern Corp. 5.70%, 10/20/97    1,000  997
Textron, Inc. 5.68%, 10/6/97    1,000  999
Triple A One Funding Corp. 5.56%, 10/10/97    2,708  2,704
Unifunding, Inc. yankee 5.67%, 11/12/97    3,000  2,981
TOTAL COMMERCIAL PAPER
(Cost $14,562)   14,563
MASTER NOTES - 0.2%
Corestates Bank NA 5.616%, 1/30/98 (h)    2,000  2,000
First Bank National Association
5.566%, 5/15/98 (h)    2,000  1,999
Goldman Sachs Group LP (The)
5.7188%, 5/4/98 (f)(h)    3,000  3,000
TOTAL MASTER NOTES
(Cost $6,999)   6,999
TIME DEPOSITS - 0.3%
Bank of Tokyo-Mitsubishi Ltd.
5.67%, 10/27/97    5,000  5,000
Barclays Bank PLC 6 1/2%, 10/1/97    2,500  2,500
Sumitomo Bank Ltd. 5.70%, 10/21/97     5,000  5,000
TOTAL TIME DEPOSITS
(Cost $12,500)   12,500
CASH EQUIVALENTS - 7.3%
 MATURITY
 AMOUNT (000S)
Investment in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account dated 9/30/97
due 10/1/97:
 at 6.30%    $ 419  419
  at 5.50%    3,326  3,325
  3,744
 SHARES
Taxable Central Cash Fund (b)    325,214,000  325,214
TOTAL CASH EQUIVALENTS
(Cost $328,958)   328,958
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,694,079)   $ 4,493,760
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $151,751,000 or 3.4% of net assets.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Fairchild Semiconductor
 Corp. 11.74%,
 3/15/08 pay-in-kind 4/3/97 $ 2,017
Goldman Sachs Group LP
 (The) 5.7188%,
 5/4/98 8/5/97 $ 3,000
SML, Inc. Series 1994-C1,
 Class C, 9.20%,
 9/18/99 8/11/94 $ 862

7. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
8. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
9. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
10. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
11. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
12. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 5.7% AAA, AA, A 5.5%
Baa 1.4% BBB  2.2%
Ba 2.3% BB  1.9%
B 6.3% B  5.9%
Caa 0.3% CCC  0.3%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.7% of the total value of investment in securities.
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $3,695,230,000. Net unrealized appreciation aggregated $798,530,000, of which $848,871,000 related to appreciated investment securities and $50,341,000 related to depreciated investment securities.
The fund hereby designates approximately $36,032,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                       $ 4,493,760
AGREEMENTS OF $3,744) (COST $3,694,079) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                 6,470

RECEIVABLE FOR FUND SHARES SOLD                                                 3,911

DIVIDENDS RECEIVABLE                                                            6,979

INTEREST RECEIVABLE                                                             13,952

OTHER RECEIVABLES                                                               86

 TOTAL ASSETS                                                                   4,525,158

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                            $ 1,257

PAYABLE FOR INVESTMENTS PURCHASED                                     37,183
REGULAR DELIVERY

 DELAYED DELIVERY                                                     11,722

PAYABLE FOR FUND SHARES REDEEMED                                      14,326

ACCRUED MANAGEMENT FEE                                                2,192

OTHER PAYABLES AND ACCRUED EXPENSES                                   996

 TOTAL LIABILITIES                                                              67,676

NET ASSETS                                                                     $ 4,457,482

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 3,186,007

UNDISTRIBUTED NET INVESTMENT INCOME                                             67,056

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                           404,764
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       799,655
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 223,213 SHARES OUTSTANDING                                     $ 4,457,482

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                        $19.97
SHARE ($4,457,482 (DIVIDED BY) 223,213 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                     $ 51,066
DIVIDENDS

INTEREST                                                               69,624

 TOTAL INCOME                                                          120,690

EXPENSES

MANAGEMENT FEE                                             $ 22,505

TRANSFER AGENT FEES                                         8,938

ACCOUNTING FEES AND EXPENSES                                832

NON-INTERESTED TRUSTEES' COMPENSATION                       22

CUSTODIAN FEES AND EXPENSES                                 208

REGISTRATION FEES                                           93

AUDIT                                                       95

LEGAL                                                       21

INTEREST                                                    3

MISCELLANEOUS                                               15

 TOTAL EXPENSES BEFORE REDUCTIONS                           32,732

 EXPENSE REDUCTIONS                                         (583)      32,149

NET INVESTMENT INCOME                                                  88,541

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      425,103

 FOREIGN CURRENCY TRANSACTIONS                              (147)      424,956

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      517,422

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (19)       517,403

NET GAIN (LOSS)                                                        942,359

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 1,030,900
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                          1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 88,541         $ 74,300
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  424,956          257,319

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      517,403          27,068

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,030,900        358,687
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (81,646)         (43,221)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (203,145)        -

 TOTAL DISTRIBUTIONS                                       (284,791)        (43,221)

SHARE TRANSACTIONS                                         1,283,870        815,995
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             282,710          42,752

 COST OF SHARES REDEEMED                                   (953,951)        (925,769)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           612,629          (67,022)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,358,738        248,444

NET ASSETS

 BEGINNING OF PERIOD                                       3,098,744        2,850,300

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 4,457,482      $ 3,098,744
INCOME OF $67,056 AND $66,610, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      72,671           52,211

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   17,155           2,839

 REDEEMED                                                  (53,787)         (59,383)

 NET INCREASE (DECREASE)                                   36,039           (4,333)


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,

      1997                        1996   1995   1994 C   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 16.56   $ 14.88    $ 13.91    $ 13.77   $ 11.16
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                .42 B     .47        .26        .13       .18

 NET REALIZED AND UNREALIZED          4.49      1.44       1.07       .61       2.66
 GAIN (LOSS)

 TOTAL FROM INVESTMENT                4.91      1.91       1.33       .74       2.84
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.43)     (.23)      (.27)      (.18)     (.15)

 FROM NET REALIZED GAIN               (1.07)    -          -          (.37)     (.08)

 IN EXCESS OF NET REALIZED GAIN       -         -          (.09)      (.05)     -

 TOTAL DISTRIBUTIONS                  (1.50)    (.23)      (.36)      (.60)     (.23)

NET ASSET VALUE, END OF PERIOD       $ 19.97   $ 16.56    $ 14.88    $ 13.91   $ 13.77

TOTAL RETURN A                        31.57%    12.99%     9.95%      5.39%     25.83%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 4,457   $ 3,099    $ 2,850    $ 3,071   $ 1,243
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE          .87%      1.02%      1.03%      1.15%     1.19% D
NET ASSETS

RATIO OF EXPENSES TO AVERAGE          .86% E    1.01% E    1.02% E    1.15%     1.19%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO     2.36%     2.51%      3.16%      2.64%     3.02%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               70%       138%       119%       104%      97%

AVERAGE COMMISSION RATE F            $ .0047   $ .0027


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,454,000 or 0.1% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,660,587,000 and $2,485,685,000, respectively, of which U.S. government and government agency obligations aggregated $371,522,000 and $688,863,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .60% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $429,000 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $16,365,000 and $5,324,000, respectively. The weighted average interest rate was 5.38%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $330,000 under this arrangement.
In addition, the fund has entered into an arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $17,000 and $236,000, respectively, under these arrangements.
7. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Growth:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset
Manager: Growth (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Growth's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1997
DISTRIBUTIONS


A total of 13.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 22% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
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Los Angeles, CA
251 University Avenue
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COLORADO
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Denver, CO
CONNECTICUT
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FLORIDA
4400 N. Federal Highway
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4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
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Naples, FL
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1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
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INDIANA
4729 East 82nd Street
Indianapolis, IN
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201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
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MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
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Boston, MA
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MICHIGAN
280 North Woodward Ave.
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MINNESOTA
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Edina, MN
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700 West 47th Street
Kansas City, MO
8885 Ladue Road
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150 Essex Street
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56 South Street
Morristown, NJ
501 Route 17, South
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NEW YORK
1055 Franklin Avenue
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1271 Avenue of the Americas
New York, NY
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New York, NY
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NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
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OHIO
600 Vine Street
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28699 Chagrin Boulevard
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Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H . Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager
SM
Asset Manager: Growth
SM
Asset Manager: Income
SM
Fidelity Freedom Funds-
Income, 2000, 2010, 2020, 2030
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
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 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER: INCOME
SM

ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

MARKET RECAP             6    AN OVERVIEW OF THE MARKET'S PERFORMANCE
                              AND THE FACTORS DRIVING IT.

FUND TALK                7    THE MANAGERS' REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       12   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              13   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     37   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    41   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    45   THE AUDITORS' OPINION
ACCOUNTANTS

DISTRIBUTIONS            46

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification.
Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997             PAST 1   LIFE OF
                                             YEAR     FUND

FIDELITY ASSET MANAGER: INCOME               14.16%   60.45%

LEHMAN BROTHERS AGGREGATE BOND INDEX         9.71%    39.71%

INCOME FUNDS AVERAGE                         19.61%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 54 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997       PAST 1   LIFE OF
                                       YEAR     FUND

FIDELITY ASSET MANAGER: INCOME         14.16%   9.91%

LEHMAN BROTHERS AGGREGATE BOND INDEX   9.71%    6.92%

INCOME FUNDS AVERAGE                   19.61%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971028 120446 S00000000000001
             Asset Manager: Income       LB Aggregate Bond
FI Conservative Composite
             00328                       LB001
F0056
  1992/10/31      10000.00                    10000.00
   10000.00
  1992/11/30      10131.75                    10002.26
   10074.70
  1992/12/31      10335.71                    10161.31
   10164.47
  1993/01/31      10601.78                    10356.17
   10260.82
  1993/02/28      10775.92                    10537.45
   10362.41
  1993/03/31      11012.63                    10581.36
   10429.35
  1993/04/30      11095.59                    10655.05
   10415.79
  1993/05/31      11157.79                    10668.61
   10480.89
  1993/06/30      11282.63                    10861.96
   10570.50
  1993/07/31      11376.79                    10923.40
   10594.50
  1993/08/31      11628.47                    11114.86
   10759.45
  1993/09/30      11660.07                    11145.39
   10768.92
  1993/10/31      11818.44                    11187.03
   10839.46
  1993/11/30      11744.57                    11091.87
   10796.64
  1993/12/31      11926.14                    11151.98
   10849.44
  1994/01/31      12131.02                    11302.55
   10982.23
  1994/02/28      11915.04                    11106.19
   10865.05
  1994/03/31      11687.39                    10832.38
   10712.51
  1994/04/30      11698.18                    10745.88
   10730.93
  1994/05/31      11731.10                    10744.37
   10779.97
  1994/06/30      11665.22                    10720.63
   10738.36
  1994/07/31      11819.10                    10933.57
   10886.77
  1994/08/31      11940.44                    10947.14
   10996.83
  1994/09/30      11829.82                    10786.02
   10917.10
  1994/10/31      11863.39                    10776.41
   10986.65
  1994/11/30      11774.41                    10752.47
   10923.10
  1994/12/31      11763.68                    10826.72
   11000.61
  1995/01/31      11831.41                    11040.99
   11144.01
  1995/02/28      12046.30                    11303.50
   11326.60
  1995/03/31      12171.32                    11372.84
   11442.60
  1995/04/30      12330.59                    11531.71
   11582.43
  1995/05/31      12627.09                    11977.95
   11843.78
  1995/06/30      12752.88                    12065.77
   11954.71
  1995/07/31      12959.19                    12038.82
   12049.41
  1995/08/31      13074.38                    12184.11
   12125.71
  1995/09/30      13247.66                    12302.65
   12290.26
  1995/10/31      13270.83                    12462.64
   12366.90
  1995/11/30      13503.77                    12649.39
   12560.19
  1995/12/31      13726.82                    12826.91
   12691.35
  1996/01/31      13880.66                    12912.09
   12830.29
  1996/02/29      13785.70                    12687.65
   12801.47
  1996/03/31      13773.58                    12599.45
   12819.60
  1996/04/30      13785.38                    12528.60
   12859.06
  1996/05/31      13833.79                    12503.16
   12946.86
  1996/06/30      13942.35                    12671.06
   13033.24
  1996/07/31      13846.45                    12705.74
   12955.49
  1996/08/31      13881.96                    12684.44
   13030.47
  1996/09/30      14211.73                    12905.49
   13269.27
  1996/10/31      14517.86                    13191.37
   13459.23
  1996/11/30      14937.29                    13417.32
   13760.83
  1996/12/31      14799.54                    13292.57
   13693.37
  1997/01/31      15016.25                    13333.27
   13903.37
  1997/02/28      15080.03                    13366.44
   13958.82
  1997/03/31      14810.26                    13218.32
   13785.06
  1997/04/30      15080.75                    13416.19
   14070.82
  1997/05/31      15416.69                    13543.01
   14327.56
  1997/06/30      15649.97                    13703.76
   14559.24
  1997/07/31      16144.31                    14073.31
   15006.26
  1997/08/31      15948.38                    13953.26
   14793.72
  1997/09/30      16045.00                    13971.00
   15047.00
IMATRL PRASUN   SHR__CHT 19970930 19971028 120448 R00000000000062
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager: Income on October 1, 1992, when the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $16,045 - a 60.45% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,971 - a 39.71% increase. You can also look at how the Fidelity Conservative Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 (+156.94%), the Lehman Brothers Aggregate Bond Index (+39.71%) and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (+25.16%) according to the fund's neutral mix * and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $15,047 - a 50.47% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
* CURRENTLY 20% STOCKS, 50% BONDS AND 30% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 20%, 30% AND 50%, RESPECTIVELY, PRIOR TO JANUARY 1, 1997.
MARKET RECAP


A common denominator to the strong performances of both the bond and stock markets during the period was economic bliss. The U.S. economy continued to grow at a consistent, moderate clip and rising inflation
- a deterrent to both bonds and stocks - was essentially a non-factor.
STOCKS: The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 40.45% during the 12 months that ended September 30, 1997, well above its long-term annual average of approximately 11%. The stock market spent much of the past 12 months breaking price and trading volume records. Solid corporate earnings, large cash inflows into mutual funds, widespread optimism and a generally favorable interest-rate climate boosted share prices higher, especially among large-capitalization, household-name stocks. In fact, a select group of these so-called "blue chips" was responsible for a significant portion of the S&P 500's gain. Concerns in the springtime over an overheating economy and earnings shortfall announcements from several key companies in August provided the only considerable hiccups in the market's rise. When the Federal Reserve Board raised a key short-term interest rate in March, an already richly priced market sold off sharply. From that point, with positive economic news being the primary catalyst, the market soared. In July, the Dow Jones Industrial Average surged past the 8000 mark for the first time ever. August posed an altogether different story, though, as inflation fears, a weakened dollar and sluggish corporate earnings combined to erode some of the market's prior gains. The silver lining in this decline, however, was the overall broadening of the market, as small- and mid-cap stocks performed well, leading to a strong September.
BONDS: A calm economy, coupled with the absence of the bond market's chief antagonist - rising inflation - translated into a generally favorable investment climate for the 12 months that ended September 30, 1997. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable bond market - returned 9.71% over the period. Through the first half of the year, bonds suffered from the perception that the economy was expanding too quickly and, in turn, that inflation would appear. In February, Federal Reserve Board Chairman Alan Greenspan hinted that the Fed was inclined to raise the rate banks charge each other for overnight loans - known as the fed funds target rate - to curb any potential inflation upticks. The Fed acted in March, raising the fed funds rate by 0.25% to 5.50% in a move largely anticipated by investors. From April through July, weakening economic and inflation indicators - along with the Fed's shift to a more beneficial stance signaling no further rate hikes - helped spark an across-the-board rally. While some of these gains were lost in August, as inflation fears cropped up again due to stronger-than-expected economic data, much of the decline was offset by a strong September. Relative interest-rate stability provided a positive backdrop for mortgage-backed securities, as the Salomon Brothers Mortgage Index returned 9.85% over the 12-month period. Sustained economic growth and demand for higher yields aided corporate bonds, as the Lehman Brothers Corporate Bond Index returned 10.83% over the same time frame.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (top left), Portfolio Manager of Fidelity Asset Manager: Income, as well as George Vanderheiden (top right), sub-manager for stocks, Charles Morrison (bottom left), sub-manager for bonds and John Todd (bottom right), sub-manager for short-term/money market.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. For the 12 months that ended September 30, 1997, the fund had a total return of 14.16%. That lagged the income funds average tracked by Lipper Analytical Services, which returned 19.61% during the same period.
Q. WHY DID THE FUND LAG ITS PEER GROUP?
D.H. The funds in Lipper's income funds average have the flexibility to invest a significant percentage of their assets in stocks. On average, funds in that Lipper group carry over 40% in equities. In light of its conservative investment mandate, Asset Manager: Income invested only about 23% in equities, on average, during the period - slightly higher than its neutral target allocation of 20% but far less than the peer group average weight of about 40% during the same period. As equities were far and away the top-performing asset class during the period, the fund lagged the average because of its lighter exposure to stocks than the average fund in its peer group.
Q. HOW DID YOU POSITION THE FUND IN TERMS OF ASSET ALLOCATION?
D.H. During most of the period, the fund was overweighted in stocks relative to its neutral mix target. This positioning strategy - in conjunction with beneficial security selection within the equity and fixed-income sub-portfolios - helped the fund's performance. I started to increase investments in stocks in the spring after a significant correction in the market brought valuations to attractive levels against a very positive backdrop of stable, low interest rates and favorable earnings growth. The fund's stock allocation reached a peak of about 25% at the end of July. However, late in the period, I cut back the fund's stake in stocks, and this asset class represented about 21% of investments at the end of September. With the high valuations we've seen in the stock market come expectations that can exert a great deal of influence on stock prices. In other words, any small change in the overall view of the market can lead to a significant shift in stock prices. That's the reason behind this move.
Q. HOW DOES THE PRESENT ASSET ALLOCATION COMPARE TO THE FUND'S NEUTRAL
MIX?
D.H. The fund remains slightly overweighted in stocks relative to the neutral mix, which calls for 20% to be invested in stocks, 50% in bonds and 30% in short-term/money market instruments. The neutral mix is meant to be an optimal combination of securities if valuations in all three asset classes are at comparable levels. I'll make small changes to the asset allocation if I have a strong view about a particular area. The stock market rose as much as it did in large part because of an almost perfect scenario regarding interest rates, economic growth and corporate earnings. After this run-up, I found my strong view on stocks to be less compelling. With low interest rates and valuations at historically high levels, share prices are more likely to react poorly to even a slight change in investor expectations or any unforeseen negative news. At the same time, prospects for stocks remain attractive; hence, they remain slightly overweighted.
Q. WHERE DID YOU PUT THE ASSETS THAT CAME OUT OF THE STOCK PORTION OF
THE FUND?
D.H. I invested them in the short-term/money market portion of the fund. Presently, that part of the fund equals 33% of the fund's assets, and bonds 46%. My feeling is that given an unforeseen event, the bond market - like the stock market - has a lot less margin for error now after performing well through most of 1997. In addition, valuations in the bond market also are relatively high. I don't believe longer-maturity securities are offering enough yield to compensate an investor for taking on the added risk and volatility that come with investing in them. Therefore, the short-term/money market sector was more appealing.
Q. GEORGE, WHICH STOCKS HELPED THE FUND'S PERFORMANCE?
G.V. Despite the stigma of litigation, tobacco giant Philip Morris was a solid contributor to the fund's performance. Strong growth in personal computer sales as well as corporate spending on telecommunications and networking hardware propelled the fund's technology-related holdings to solid gains. IBM and Compaq Computer were particularly good performers.
Q. HAVE RECENT DEVELOPMENTS WITH COLUMBIA/HCA HEALTHCARE AND PHILIP MORRIS CHANGED YOUR VIEW OF THESE STOCKS?
G.V. After the news broke that the government was investigating the Medicare billing practices of Columbia/HCA, its market valuation declined by over $10 billion from its peak this year in March. However, I believed that any fine imposed by the government was more than adequately reflected in this market discount. Further, I believed any fine would be tax-deductible to Columbia/HCA. Consequently, I felt the impact of the government investigation was already reflected in the stock price. In addition, management is in the process of seeking a settlement with the government. When management has cooperated with the government in similar cases with other companies in the past, the company's stock price has rebounded during and after the settlement agreement process. In sum, then, I felt the stock was attractively priced with good long-term business prospects, as Columbia's hospitals are in prime locations and 20% have a monopoly position. As far as Philip Morris is concerned, litigation has been a way of life for tobacco companies since the Surgeon General's first warning about the effects of smoking more than 30 years ago. If investors had decided to sell Philip Morris after that first warning, they would have missed a more than 32,700% increase in its price - excluding reinvested dividends - since that time. While past performance is no guarantee of future results, this phenomenal increase in the price of Philip Morris equates to a gain of roughly 18% per year for the past 35 years. Despite the ongoing tobacco litigation, Philip Morris had strong business prospects and remained attractively priced to me at the end of the period. The company has some of the strongest brand names in the consumer industry and can use this advantage to increase its share in new global markets.
Q. TURNING TO YOU, CHARLIE, HOW HAVE YOU POSITIONED THE FUND'S BOND
PORTFOLIO?
C.M. I'd highlight three areas. First, I reduced the fund's position in Treasury bonds from 11.1% on March 31, 1997, to 6.3% at the end of the period. I directed most of these assets toward purchases in the corporate market, in order to increase the yield of the fund. This larger corporate position - up to 24.2% at the end of the period versus 18.6% at the end of March - was focused primarily on shorter-term securities. Given the relatively high valuations in the corporate market, these notes should not underperform as much as longer-term corporates if the market encounters difficulties. Second, I increased asset-backed securities - bonds backed by credit cards, or other types of loans - as a percentage of the fund's fixed-income investments. Opportunities here included notes backed by home equity and manufactured housing loans. Third, I maintained the fund's underweighted exposure to mortgage-backed securities relative to the overall bond market as represented by the Lehman Brothers Aggregate Bond Index. Continued high valuations in this market did not represent a positive risk/reward profile. More specifically, I felt that concerns regarding potential prepayment activity - meaning the risk that the mortgage-backed securities might be paid off early - were not adequately factored into the pricing of these securities.
Q. DID YOU ADD TO PARTICULAR SECTORS IN THE CORPORATE MARKET?
C.M. I targeted the cable and telecommunications industries aggressively over the period. Companies such as Tele-Communications, Inc., Time Warner and WorldCom provided notable opportunities. WorldCom and related subsidiaries now make up one of the larger corporate bond positions in the fund. I believed this company - a provider of local, long distance, Internet and other telecommunications services - was uniquely positioned to take advantage of deregulation and technological advancement in the industry. It had strong revenue growth, outstanding management and leading-edge technology working in its favor. I'd also like to point out one area where I decreased the fund's position - yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. Most of this selling focused on bonds issued by state-owned Malaysian oil company Petroliam Nasional (Petronas) and the Korea Development Bank. I sold out of most of these positions when currency stability concerns within Southeast Asia first arose in Thailand. This move proved quite favorable, as most of the region went on to see significant underperformance in its dollar-denominated securities.
Q. JOHN, HOW WOULD YOU CHARACTERIZE THE INVESTING ENVIRONMENT FOR SHORT-TERM/MONEY MARKET INSTRUMENTS?
J.T. Even though the economy continued to grow at an above-trend rate
- meaning one that is believed to be above its capacity to expand without generating inflation - there has been little sign of inflation. Because of the lack of inflation, the Federal Reserve Board has held off raising short-term interest rates since its meeting in March. At that time, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds rate - by 0.25% to 5.50%, trying to head off inflation before it emerged. At this point, though, the Fed seems willing to respond with higher interest rates only if actual evidence of inflation appears.
Q. HOW DID YOU POSITION YOUR SUB-PORTFOLIO?
J.T. As we progressed through March - when the Fed raised rates - I lowered the sub-portfolio's average maturity to reflect a neutral stance. In late April and early May, yields in the market started to factor in a more aggressive Fed posture than I anticipated. Therefore, I extended the fund's average maturity to take advantage of the higher yields being offered. As it became evident in the summer that the Fed was going to hold pat in spite of strong economic growth - and as long as inflation remained tame - yields for shorter-term maturities became more attractive, relative to longer-term rates. In turn, I reduced the fund's maturity through the end of the period, because we weren't being rewarded for investing in the longer end of the spectrum.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. As we look back over what has been a strong seven-year run for the stock market, we can see that its main drivers have been declining interest rates and solid corporate earnings. Looking out over the near future, I don't think we can expect interest rates to provide much more of a stimulus for stock prices. As a result, earnings should be the most critical factor for stock prices going forward, with those companies that can't meet expectations being penalized. As far as bonds are concerned, valuations remain on the high side, although as long as the economy doesn't accelerate too much and inflation remains tame, bonds should perform reasonably well. One positive factor for the fixed-income markets is that real interest rates - which are stated interest rates adjusted for inflation - remain high. That's usually a positive sign. Inflation remains subdued, because companies worldwide have little or no pricing power due to a competitive environment. However, if economic strength accelerates in Europe, or if Japan show rapid signs of recovery, inflation pressures could build. If that's the case, interest rates may rise, which would be a negative for all of the markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DICK HABERMANN ON THE FUND'S
PERFORMANCE:
"When comparing the fund's
returns to the unusually strong
performance of the Standard &
Poor's 500 Index, investors should
note that there are some
significant differences between
the make-up of the fund and the
composition of the index. While
the S&P 500 is made up exclusively
of stocks, Asset Manager: Growth
invests in stocks, bonds and
short-term/money market
instruments. The fund allocates
assets among these three
categories in order to help
control both volatility and risk
relative to funds or indexes that
invest only in stocks. A single
index covering only one asset
class should not be used as the
only benchmark against which to
compare the fund's overall
performance. History teaches us
that it's better to invest for the long
term by diversifying across several
asset classes. That's because the
markets are not predictable. At
some point, the economy will
falter and the S&P will fall back
to provide returns more in line
with its historical average. Asset
Manager: Growth offers the
portfolio manager the flexibility to
reallocate the components of the
fund. That decision-making mainly
comes down to looking at relative
valuations among the three asset
classes. Given that your
investment horizon and risk
tolerance match the investment
objectives of the fund, you can rest
assured that we will do our best to
make sure the fund's asset
allocation is appropriate for your
goals."
FUND FACTS
GOAL: maximum total return
over the long term through
investing in stocks, bonds and
short-term and money market
instruments
FUND NUMBER: 321
TRADING SYMBOL: FASGX
START DATE: December 30, 1991
SIZE: as of September 30,
1997, more than $4.4 billion
MANAGER: Richard Habermann,
since 1996; manager, Fidelity
Asset Manager and Fidelity
Asset Manager: Income, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity Magellan
Fund, 1972-1977; joined
Fidelity in 1968
(checkmark)
INVESTMENT CHANGES


TOP FIVE BOND ISSUERS AS OF SEPTEMBER 30, 1997

(WITH MATURITIES OF MORE THAN ONE YEAR)     % OF FUND'S    % OF FUND'S INVESTMENTS
                                            INVESTMENTS    IN THESE BOND ISSUERS
                                                           6 MONTHS AGO

FEDERAL NATIONAL MORTGAGE ASSOCIATION       7.2            5.6

U.S. TREASURY                               6.3            11.1

KEY BANK N.A.                               1.4            0.0

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    1.2            1.3

GREEN TREE FINANCIAL CORP.                  1.0            0.8


QUALITY DIVERSIFICATION AS OF SEPTEMBER 30, 1997
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                    INVESTMENTS    6 MONTHS AGO

AAA, AA, A          34.0           36.4

BAA                 5.0            6.8

BA AND BELOW        2.3            2.1

NOT RATED           0.2            0.3

WHERE MOODY'S RATINGS ARE UNAVAILABLE, WE HAVE USED S&P RATINGS.
TOP FIVE STOCKS AS OF SEPTEMBER 30, 1997

                                         % OF FUND'S    % OF FUND'S INVESTMENTS
                                         INVESTMENTS    IN THESE STOCKS
                                                        6 MONTHS AGO

FEDERAL NATIONAL MORTGAGE ASSOCIATION    1.8            1.7

PHILIP MORRIS COMPANIES, INC.            1.4            2.2

GENERAL MOTORS CORP.                     0.8            0.9

FEDERAL HOME LOAN MORTGAGE CORPORATION   0.6            0.7

COLUMBIA/HCA HEALTHCARE CORP.            0.6            0.6

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997* AS OF MARCH 31, 1997 **
ROW: 1, COL: 1, VALUE: 33.0
ROW: 1, COL: 2, VALUE: 46.0
ROW: 1, COL: 3, VALUE: 11.0
ROW: 1, COL: 4, VALUE: 10.0
STOCK CLASS  23%
BOND CLASS 46%
SHORT-TERM CLASS 31%
FOREIGN
INVESTMENTS 23%
STOCK CLASS 21%
BOND CLASS 46%
SHORT-TERM CLASS 33%
FOREIGN
INVESTMENTS 14%
ROW: 1, COL: 1, VALUE: 31.0
ROW: 1, COL: 2, VALUE: 46.0
ROW: 1, COL: 3, VALUE: 13.0
ROW: 1, COL: 4, VALUE: 10.0
*
**
ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND MAY DIFFER FROM THE PIE CHART.
INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 20.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.4%
AEROSPACE & DEFENSE - 0.3%
Boeing Co.   27,000 $ 1,469,813
Gulfstream Aerospace Corp. (a)  2,100  60,900
  1,530,713
DEFENSE ELECTRONICS - 0.1%
Raytheon Co.   12,300  727,238
SHIP BUILDING & REPAIR - 0.0%
Avondale Industries, Inc. (a)  1,100  29,013
Newport News Shipbuilding, Inc.   2,900  68,331
  97,344
TOTAL AEROSPACE & DEFENSE   2,355,295
BASIC INDUSTRIES - 1.0%
CHEMICALS & PLASTICS - 0.6%
Air Products & Chemicals, Inc.   3,500  290,281
du Pont (E.I.) de Nemours & Co.   34,300  2,111,594
Raychem Corp.   13,600  1,149,200
Union Carbide Corp.   12,000  584,250
  4,135,325
PACKAGING & CONTAINERS - 0.2%
Corning, Inc.   700  33,075
Owens-Illinois, Inc. (a)  31,300  1,062,244
  1,095,319
PAPER & FOREST PRODUCTS - 0.2%
Boise Cascade Corp.   7,000  294,438
Champion International Corp.   9,800  597,188
International Paper Co.   2,400  132,150
Ivex Packaging Corp.  200  3,200
Willamette Industries, Inc.   2,800  107,100
  1,134,076
TOTAL BASIC INDUSTRIES   6,364,720
CONSTRUCTION & REAL ESTATE - 0.3%
CONSTRUCTION - 0.2%
Centex Corp.   3,800  221,825
D.R. Horton, Inc.   9,448  148,806
Fleetwood Enterprises, Inc.   17,502  587,411
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED
CONSTRUCTION - CONTINUED
Kaufman & Broad Home Corp.   14,900 $ 323,144
U.S. Home Corp. (a)  1,300  50,213
  1,331,399
ENGINEERING - 0.1%
Fluor Corp.   8,800  471,900
TOTAL CONSTRUCTION & REAL ESTATE   1,803,299
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Circuit City Stores, Inc. - CarMax Group  1,100  18,219
Cummins Engine Co., Inc.   6,300  491,794
Discount Auto Parts, Inc. (a)  6,700  160,800
Federal-Mogul Corp.   3,000  111,375
General Motors Corp.   73,742  4,936,105
Gentex Corp. (a)  1,800  44,663
Goodyear Tire & Rubber Co.   3,000  206,250
Honda Motor Co. Ltd.   4,000  139,937
Magna International, Inc. Class A  6,800  471,945
Superior Industries International, Inc.   10,600  293,488
  6,874,576
CONSUMER ELECTRONICS - 0.0%
Newell Co.   5,700  228,000
Philips Electronics NV  200  16,800
Philips Electronics NV (Bearer)  700  59,170
  303,970
TEXTILES & APPAREL - 0.2%
Big Dog Holdings, Inc.   100  1,400
Burlington Industries, Inc. (a)  14,500  203,000
Liz Claiborne, Inc.   4,200  230,738
NIKE, Inc. Class B  12,800  678,400
Reebok International Ltd.   1,000  48,688
  1,162,226
TOTAL DURABLES   8,340,772
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - 1.5%
ENERGY SERVICES  - 0.1%
McDermott International, Inc.   13,300 $ 485,450
OIL & GAS - 1.4%
Amerada Hess Corp.   5,700  351,619
Atlantic Richfield Co.   6,800  580,975
British Petroleum PLC:
Ord.   127  1,922
 ADR  18,172  1,650,245
Burlington Resources, Inc.   14,400  738,900
Elf Aquitaine SA sponsored ADR  2,953  196,928
Enron Oil & Gas Co.   1,600  35,600
Kerr-McGee Corp.   3,700  254,606
Louisiana Land & Exploration Co.   10,600  830,113
Mobil Corp.   1,700  125,800
Occidental Petroleum Corp.   25,900  671,781
Royal Dutch Petroleum Co. Ord.   21,200  1,191,324
Royal Dutch Petroleum Co.   22,900  1,270,950
Santa Fe Energy Resources, Inc.   8,000  100,000
Tosco Corp.   27,300  950,381
Total SA:
Class B  1,637  188,127
 sponsored ADR  3,845  220,367
Union Pacific Resources Group, Inc.   800  20,950
Valero Energy Corp.   2,500  82,031
  9,462,619
TOTAL Energy   9,948,069
FINANCE - 4.9%
BANKS - 0.3%
Credit Suisse Group (Reg.)  5,100  692,093
NationsBank Corp.   6,300  389,813
Providian Financial Corp.   13,400  531,813
  1,613,719
CREDIT & OTHER FINANCE - 0.6%
Fleet Financial Group, Inc.   56,536  3,706,642
Green Tree Financial Corp.   5,700  267,900
  3,974,542
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 2.4%
Federal Home Loan Mortgage Corporation  115,000 $ 4,053,750
Federal National Mortgage Association  256,600  12,060,200
  16,113,950
INSURANCE - 1.4%
AFLAC, Inc.   4,400  238,700
Aegon NV (Reg.)  4,303  342,895
Allmerica Financial Corp.   6,400  281,200
Allstate Corp.   33,108  2,661,056
American International Group, Inc.   18,875  1,947,664
CIGNA Corp.   3,100  577,375
Equitable of Iowa Companies   700  46,900
General Re Corp.   2,800  555,800
Loews Corp.   5,100  575,981
MGIC Investment Corp.   15,000  859,688
Nationwide Financial Services, Inc. Class A  400  11,150
PMI Group, Inc.   6,800  389,725
Provident Companies, Inc.   400  27,975
Reliastar Financial Corp.   3,944  157,021
Torchmark Corp.   13,500  529,875
Travelers Property Casualty Corp. Class A  1,600  64,800
UNUM Corp.   1,200  54,750
  9,322,555
SAVINGS & LOANS - 0.1%
Golden West Financial Corp.   5,900  529,525
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   10,600  304,088
TOTAL FINANCE   31,858,379
HEALTH - 1.6%
DRUGS & PHARMACEUTICALS - 0.6%
American Home Products Corp.   8,000  584,000
Amgen, Inc.   8,100  388,294
Astra AB Class A Free shares  46,266  855,816
Merck & Co., Inc.   2,400  239,850
Novartis AG (Reg.)  600  924,033
Schering-Plough Corp.   20,900  1,076,350
  4,068,343
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Allegiance Corp.   620 $ 19,220
Bard (C.R.), Inc.   4,700  159,506
Baxter International, Inc.   2,300  120,175
Biomet, Inc.   11,100  266,400
Johnson & Johnson  1,300  74,913
St. Jude Medical, Inc. (a)  12,900  452,306
  1,092,520
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp.   129,602  3,726,058
Humana, Inc. (a)  27,700  659,606
Tenet Healthcare Corp. (a)  18,600  541,725
United HealthCare Corp.   11,300  565,000
  5,492,389
TOTAL HEALTH   10,653,252
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc.   10,800  313,200
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.4%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR  800  21,250
Alcatel Alsthom Compagnie Generale d'Electricite SA  6,200  827,947
Emerson Electric Co.   2,800  161,350
General Electric Co.   12,700  864,394
Grainger (W.W.), Inc.   1,000  89,000
Scientific-Atlanta, Inc.   6,400  144,800
Westinghouse Electric Corp.   10,200  276,038
  2,384,779
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Caterpillar, Inc.   14,600  787,488
Ultratech Stepper, Inc. (a)  7,400  251,600
  1,039,088
POLLUTION CONTROL - 0.0%
Browning-Ferris Industries, Inc.   4,000  152,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,576,117
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 0.8%
BROADCASTING - 0.1%
Cox Communications, Inc. Class A (a)   1,900 $ 52,369
HSN, Inc. (a)  1,290  52,406
TCI Group Class A  6,008  123,164
Tele-Communications, Inc. (TCI) (Ventures Group) Series A  7,092
146,273
Time Warner, Inc.   5,900  319,706
  693,918
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary unit)  500  23,875
King World Productions, Inc.   1,500  64,875
MGM Grand, Inc.   200  8,688
Royal Caribbean Cruises Ltd.   5,100  223,125
Viacom, Inc. (a):
Class A  3,100  97,456
 Class B (non-vtg.)  4,200  132,825
  550,844
LEISURE DURABLES & TOYS - 0.1%
Nintendo Co. Ltd. Ord.   7,900  741,815
LODGING & GAMING - 0.3%
Circus Circus Enterprises, Inc. (a)  15,100  380,331
HFS, Inc. (a)  6,400  476,400
Harrah's Entertainment, Inc. (a)  3,700  83,019
Mirage Resorts, Inc. (a)  15,600  469,950
Rio Hotel & Casino, Inc. (a)  1,000  20,938
Sun International Hotels Ltd. Ord. (a)  9,100  313,950
  1,744,588
PUBLISHING - 0.0%
Cognizant Corp.   4,200  171,150
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  4,700  83,719
Lone Star Steakhouse Saloon (a)  4,000  83,500
McDonald's Corp.   13,100  623,888
Papa John's International, Inc. (a)  1,100  37,606
Wendy's International, Inc.   11,100  235,875
  1,064,588
TOTAL MEDIA & LEISURE   4,966,903
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 1.6%
BEVERAGES - 0.0%
PepsiCo, Inc.   1,600 $ 64,900
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   1,700  54,400
TOBACCO - 1.6%
Philip Morris Companies, Inc.   216,950  9,016,984
RJR Nabisco Holdings Corp.   43,861  1,507,722
  10,524,706
TOTAL NONDURABLES   10,644,006
PRECIOUS METALS - 0.0%
Barrick Gold Corp.   1,500  37,200
Newmont Mining Corp.   3,867  173,773
  210,973
RETAIL & WHOLESALE - 1.8%
APPAREL STORES - 0.1%
Gap, Inc.   3,800  190,238
TJX Companies, Inc.   13,000  397,313
  587,551
DRUG STORES - 0.0%
CVS Corp.   2,000  113,750
GENERAL MERCHANDISE STORES - 0.6%
Federated Department Stores, Inc. (a)  15,100  651,188
Proffitts, Inc. (a)  2,400  142,200
Wal-Mart Stores, Inc.   81,500  2,984,938
  3,778,326
GROCERY STORES - 0.1%
Safeway, Inc. (a)  9,600  522,000
RETAIL & WHOLESALE, MISCELLANEOUS - 1.0%
Circuit City Stores, Inc. - Circuit City Group 21,700 874,781 Comcast Corp. Class A 300 7,723
Corporate Express, Inc. (a)  7,000  147,875
Home Depot, Inc.   51,900  2,705,288
Lowe's Companies, Inc.   38,600  1,500,575
Officemax, Inc. (a)  20,200  306,788
Office Depot, Inc. (a)  6,300  127,181
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
PEAPOD, Inc.   400 $ 5,000
Rex Stores Corp. (a)  2,400  27,000
Staples, Inc. (a)  8,400  232,050
Toys "R" Us, Inc. (a)  16,900  599,950
U.S. Office Products Co. (a)  6,300  222,075
Viking Office Products, Inc. (a)  8,400  182,700
  6,938,986
TOTAL RETAIL & WHOLESALE   11,940,613
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   1,350  69,272
LEASING & RENTAL - 0.0%
Avis Rent A Car, Inc.   500  11,938
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.   1,200  42,825
SERVICES - 0.0%
Boron LePore & Associates, Inc.   400  9,250
Reuters Holdings PLC ADR Class B  2,100  149,625
  158,875
TOTAL SERVICES   282,910
TECHNOLOGY - 3.2%
COMMUNICATIONS EQUIPMENT - 0.1%
Andrew Corp. (a)  3,000  78,563
Cisco Systems, Inc. (a)  3,900  284,944
Nokia Corp. AB sponsored ADR  1,300  121,956
  485,463
COMPUTER SERVICES & SOFTWARE - 0.7%
Advantage Learning Systems, Inc.   100  2,525
Automatic Data Processing, Inc.   9,300  465,000
Ceridian Corp. (a)  11,600  429,200
CompUSA, Inc. (a)  4,700  164,500
CUC International, Inc. (a)  11,600  359,600
E Trade Group, Inc.   600  28,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Electronic Data Systems Corp.   20,600 $ 731,300
First Data Corp.   12,000  450,750
J.D. Edwards & Co.   500  16,750
Microsoft Corp. (a)  4,800  635,100
Netscape Communications Corp. (a)  700  25,200
Network Solutions, Inc. Class A   100  2,175
Oracle Corp. (a)  11,275  410,833
Paychex, Inc.   3,750  130,781
Policy Management Systems Corp. (a)  8,600  534,813
  4,386,727
COMPUTERS & OFFICE EQUIPMENT - 1.2%
Bay Networks, Inc. (a)  4,200  162,225
Compaq Computer Corp. (a)  34,700  2,593,825
Hewlett-Packard Co.   6,300  438,244
Ingram Micro, Inc. Class A (a)  1,300  35,181
International Business Machines Corp.   29,500  3,125,156
Quantum Corp.   1,800  68,963
SCI Systems, Inc. (a)  24,800  1,229,150
Tech Data Corp. (a)  7,500  345,000
Western Digital Corp.   3,000  120,188
  8,117,932
ELECTRONIC INSTRUMENTS - 0.2%
Applied Materials, Inc. (a)  900  85,725
Cognex Corp. (a)  3,200  105,200
Lam Research Corp. (a)  11,000  511,500
Novellus Systems, Inc. (a)  1,500  189,000
Thermo Electron Corp. (a)  7,800  312,000
Varian Associates, Inc.   1,700  105,613
  1,309,038
ELECTRONICS - 1.0%
AMP, Inc.   19,600  1,049,825
Intel Corp.   22,300  2,058,569
Methode Electronics, Inc. Class A  900  23,175
Micron Technology, Inc. (a)  25,900  898,406
Molex, Inc.   3,910  159,333
Motorola, Inc.   1,800  129,375
Power-One, Inc.  100  1,400
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Solectron Corp. (a)  46,400 $ 2,064,800
Thomas & Betts Corp.   800  43,700
Uniphase Corp.   100  7,563
  6,436,146
TOTAL TECHNOLOGY   20,735,306
TRANSPORTATION - 0.2%
AIR TRANSPORTATION - 0.0%
Northwest Airlines Corp. Class A (a)  1,600  66,400
RAILROADS - 0.1%
Bombardier, Inc. Class B  5,600  113,537
Burlington Northern Santa Fe Corp.   1,800  173,925
CSX Corp.   7,500  438,750
  726,212
SHIPPING - 0.0%
Stolt-Nielsen SA  2,600  69,225
Stolt-Nielsen SA Class B sponsored ADR  4,200  121,800
  191,025
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc.   1,200  32,850
Yellow Corp. (a)  5,100  166,069
  198,919
TOTAL TRANSPORTATION   1,182,556
UTILITIES - 1.6%
CELLULAR - 0.6%
AirTouch Communications, Inc. (a)  37,200  1,318,275
Vodafone Group PLC  468,961  2,528,295
Vodafone Group PLC sponsored ADR  5,000  268,750
  4,115,320
ELECTRIC UTILITY - 0.1%
American Electric Power Co., Inc.   3,600  163,800
Entergy Corp.   9,400  244,988
Niagara Mohawk Power Corp. (a)  4,500  43,031
PG&E Corp.   1,063  24,648
  476,467
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
GAS - 0.0%
Enron Corp.   2,200 $ 84,700
TELEPHONE SERVICES - 0.9%
AT&T Corp.   6,900  305,756
Ameritech Corp.   7,700  512,050
Bell Atlantic Corp.   10,478  842,824
BellSouth Corp.   14,000  647,500
Deutsche Telekom AG  3,900  75,182
MCI Communications Corp.   49,900  1,465,813
NEXTLINK Communications, Inc. Class A  200  4,800
SBC Communications, Inc.   9,100  558,513
Sprint Corp.   29,400  1,470,000
US WEST Media Group  1,600  35,828
WorldCom, Inc. (a)  3,900  137,963
  6,056,229
TOTAL UTILITIES   10,732,716
TOTAL COMMON STOCKS
(Cost $90,587,569)   135,909,086
NONCONVERTIBLE BONDS - 24.2%
 MOODY'S RATINGS PRINCIPAL    (UNAUDITED) (C) AMOUNT
AEROSPACE & DEFENSE - 0.3%
DEFENSE ELECTRONICS - 0.3%
Raytheon Co. 6.45%, 8/15/04  Baa $ 1,620,000  1,618,396
BASIC INDUSTRIES - 0.1%
CHEMICALS & PLASTICS - 0.1%
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  900,000  952,488
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.2%
General Motors Corp. 9 5/8%, 12/1/00  A3  630,000  689,781
Tennessee Gas Pipeline Co. 7%, 3/15/27  Baa  670,000  687,963
  1,377,744
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
DURABLES - CONTINUED
TEXTILES & APPAREL - 0.4%
Levi Strauss & Co. 7%, 11/1/06 (f)  Baa $ 2,440,000 $ 2,478,552
TOTAL DURABLES   3,856,296
ENERGY - 0.1%
OIL & GAS - 0.1%
Pennzoil Co. 9 5/8%, 11/15/99  Baa  570,000  607,307
FINANCE - 15.7%
ASSET-BACKED SECURITIES - 3.1%
Case Equipment Loan Trust:
6.15%, 9/15/02   Aaa  1,227,446  1,233,743
 5.85%, 2/15/03   A3  370,000  366,411
Contimortgage Home Equity Loan Trust
6.26%, 7/15/12  Aaa  1,300,000  1,301,625
CPS Auto Grantor Trust 6.55%, 12/15/02  Aaa  910,213  913,057
Green Tree Financial Corp.:
5.80%, 2/15/27   Aaa  1,620,023  1,617,480
 6.10%, 4/15/27  Aaa  1,122,008  1,122,356
 6 1/2%, 6/15/27   Aaa  670,000  673,136
 6.80%, 6/15/27   Aaa  650,000  658,938
 6.45%, 9/15/28   Aaa  950,000  953,859
 6.68%, 1/15/29   Aaa  1,820,000  1,831,939
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  122,178  122,202
MBNA Master Credit Card Trust II 6.55%, 1/15/07  Aaa  2,580,000
2,599,350
Olympic Automobile Receivables Trust:
6.40%, 9/15/01   Aaa  1,140,000  1,151,549
 6.70%, 3/15/02   Aaa  540,000  546,750
Premier Auto Trust:
 4.95%, 2/2/99   A2  144,228  143,845
 6%, 5/6/00   Aaa  840,000  840,521
 6.35%, 7/6/00   A3  920,000  921,150
Railcar Trust 7 3/4%, 6/1/04  Aaa  36,961  38,578
Standard Credit Card Master Trust I
7.65%, 2/15/00  A2  300,000  301,313
TMS Auto Grantor Trust 5.90%, 9/15/02   Aaa  265,058  264,934
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Union Federal Savings Bank Grantor Trust:
6.975%, 7/10/00  Baa $ 58,957 $ 59,086
 7.275%, 10/10/00  Baa  59,122  59,362
 8.20%, 1/10/01  Baa  67,434  68,403
Western Financial Grantor Trust:
6.05%, 11/1/00   Aaa  255,876  258,211
 6.20%, 2/1/02   Aaa  318,445  321,351
 5 7/8%, 3/1/02   Aaa  912,522  928,510
WFS Financial Owner Trust 6.55%, 10/20/04   Aaa  1,170,000  1,175,236
  20,472,895
BANKS - 4.5%
ABN Amro Bank NV 6 5/8%, 10/31/01  Aa3  1,500,000  1,514,730
Banc One Corp.:
6.70%, 3/24/00  Aa3  1,100,000  1,113,321
 6 1/4%, 9/1/00  Aa3  1,300,000  1,301,625
Bankers Trust Co. 5.66%, 7/21/98 (g)  -  10,000,000  9,996,500
BanPonce Financial Corp.:
6.34%, 3/29/99  A3  310,000  311,584
 7.65%, 5/3/00  A3  690,000  705,346
 6.69%, 9/21/00  A3  1,000,000  1,009,930
 6 3/4%, 8/9/01  A3  1,660,000  1,678,376
BanPonce Corp.:
5 3/4%, 3/1/99  A3  460,000  456,306
 6.665%, 3/5/01  A3  1,100,000  1,109,823
Den Danske Bank AS 7.40%,
6/15/10 (f)(g)  A1  1,220,000  1,258,674
First Fidelity Bancorp. 8 1/2%, 4/1/98  A2  570,000  576,937
Firstar Corp. 7.15%, 9/1/00  A3  1,390,000  1,399,202
Kansallis-Osake-Pankki yankee
9 3/4%, 12/15/98  A3  470,000  489,082
Marine Midland Bank euro 6%, 3/29/99 (g)  A3  1,000,000  1,000,000
Midland Bank PLC yankee 7 5/8%, 6/15/06  Aa3  1,000,000  1,055,160
NB Capital Trust IV 8 1/4%, 4/15/27  A1  1,000,000  1,052,170
Provident Bank 6 1/8%, 12/15/00  A3  1,560,000  1,548,955
Signet Banking Corp. 5.9375%, 4/15/98 (g)  Baa  700,000  697,424
Union Planters National Bank
6.81%, 8/20/01  A3  1,000,000  1,013,750
  29,288,895
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - 6.1%
AT&T Capital Corp.:
6.39%, 1/22/99  Baa $ 370,000 $ 372,168
 6.26%, 2/18/99  Baa  2,800,000  2,809,660
Ahmanson Capital Trust I 8.36%,
12/1/26 (f)  Baa  1,000,000  1,044,910
Associates Corp. North America
7.35%, 7/6/99  Aa3  1,500,000  1,533,555
BCH Cayman Islands Ltd. yankee
7.70%, 7/15/06  A3  2,600,000  2,722,148
BanPonce Trust I 8.327%, 2/1/27 (f)  Baa  1,550,000  1,602,158
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  1,570,000  1,576,845
First Security Capital I 8.41%, 12/15/26 (f)  A3  420,000  445,381
Ford Motor Credit Co.:
6 1/4%, 2/26/98  A1  1,460,000  1,462,686
 6.65%, 5/22/00  A1  2,700,000  2,729,484
 6.57%, 3/19/01  A1  1,700,000  1,714,280
General Electric Capital Corp.:
6.94%, 4/13/09 (d)  Aaa  1,500,000  1,518,900
General Motors Acceptance Corp.:
 6.55%, 4/23/99  A3  2,600,000  2,621,450
 6.65%, 5/24/00  A3  1,200,000  1,212,468
 6 3/4%, 7/10/02  A3  2,170,000  2,188,293
Greyhound Financial Corp. 6.94%, 1/28/98  Baa  500,000  501,315
Heller Financial, Inc. 7 7/8%, 11/1/99  A2  1,220,000  1,257,625
Household Finance Corp. 5.6888%, 6/4/98 (d)  -  10,000,000  9,999,900
KeyCorp Institutional Capital Series A
7.826%, 12/1/26 (f)  A1  900,000  903,915
MCN Investment Corp. 5.84%, 2/1/99  Baa  730,000  730,562
U.S. West Capital Funding, Inc. 6.95%, 1/15/37  Baa  1,000,000
1,019,990
  39,967,693
INSURANCE - 0.2%
SunAmerica, Inc. 6.20%, 10/31/99  Baa  1,500,000  1,499,985
SAVINGS & LOANS - 0.4%
Great West Financial Trust II 8.206%, 2/1/27  A3  1,030,000  1,061,353
Home Savings of America Irwindale FSB
6 1/2%, 8/15/04  A3  750,000  743,963
Long Island Savings Bank FSB
7%, 6/13/02  Baa  700,000  703,500
  2,508,816
SECURITIES INDUSTRY - 1.4%
Merrill Lynch & Co., Inc. 5.6063%, 7/28/98 (g)  -  9,000,000
9,000,000
TOTAL FINANCE   102,738,284
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
McKesson Corp. 6.60%, 3/1/00 (f)  A3 $ 1,150,000 $ 1,159,752
HOLDING COMPANIES - 0.3%
Norfolk Southern Corp. 7.05%, 5/1/37  Baa  1,830,000  1,898,186
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
POLLUTION CONTROL - 0.2%
WMX Technologies, Inc. 7.1%, 8/1/26  A3  1,240,000  1,292,154
MEDIA & LEISURE - 1.2%
BROADCASTING - 0.9%
TCI Communications, Inc.:
6.46%, 3/6/00  Ba1  1,340,000  1,330,473
 9 1/4%, 4/15/02  Ba1  800,000  872,224
 8 1/4%, 1/15/03  Ba1  2,100,000  2,218,251
Time Warner, Inc. 7.95%, 2/1/00  Ba1  1,470,000  1,517,716
  5,938,664
PUBLISHING - 0.3%
News America Holdings, Inc. 7.70%, 10/30/25  Baa  1,900,000  1,864,185
TOTAL MEDIA & LEISURE   7,802,849
NONDURABLES - 0.7%
FOODS - 0.1%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa  1,000,000  1,044,610
TOBACCO - 0.6%
Philip Morris Companies, Inc.:
7 1/4%, 9/15/01  A2  1,200,000  1,227,012
 7%, 7/15/05  A2  1,250,000  1,249,913
 6.95%, 6/1/06  A2  1,180,000  1,203,919
  3,680,844
TOTAL NONDURABLES   4,725,454
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
RETAIL & WHOLESALE - 0.8%
GENERAL MERCHANDISE STORES - 0.8%
Federated Department Stores, Inc.:
10%, 2/15/01   Baa $ 2,310,000 $ 2,556,616
 8 1/8%, 10/15/02   Baa  400,000  425,828
 6.79%, 7/15/27  Baa  800,000  807,280
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  1,100,000  1,117,171
  4,906,895
SERVICES - 1.5%
LEASING & RENTAL - 1.5%
PHH Corp. 5.6775%, 6/11/98  -  10,000,000  9,998,896
TECHNOLOGY - 0.2%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc. 7 3/4%, 9/1/99  Baa  1,300,000  1,337,479
TRANSPORTATION - 0.4%
AIR TRANSPORTATION - 0.4%
AMR Corp. 9 1/2%, 7/15/98  Baa  2,245,000  2,305,233
Delta Air Lines, Inc. 9 7/8%, 5/15/00  Baa  500,000  540,195
  2,845,428
UTILITIES - 1.9%
CELLULAR - 0.3%
360 Degrees Communications Co.
7 1/8%, 3/1/03  Ba1  1,610,000  1,631,461
ELECTRIC UTILITY - 0.7%
Commonwealth Edison Co. 7 3/8%, 9/15/02  Baa  1,300,000  1,338,818
Israel Electric Corp. yankee
7 7/8%, 12/15/26 (f)  A3  980,000  1,025,923
Long Island Lighting Co. 8 5/8%, 4/15/04  Ba1  1,480,000  1,510,665
NIPSCO Capital Markets, Inc. 7.39%, 4/1/04  Baa  1,000,000  1,031,563
  4,906,969
GAS - 0.1%
Florida Gas Transmission Co.
7 3/4%, 11/1/97 (f)  Baa  520,000  520,697
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa  300,000  336,756
  857,453
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.8%
WorldCom, Inc.:
9 3/8%, 1/15/04   Ba1 $ 936,000 $ 995,502
 8 7/8%, 1/15/06   Ba1  793,000  854,458
 7 3/4%, 4/1/07   Ba1  3,200,000  3,354,688
  5,204,648
TOTAL UTILITIES   12,600,531
TOTAL NONCONVERTIBLE BONDS
(Cost $157,199,872)   158,340,395
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 11.5%
U.S. TREASURY OBLIGATIONS - 6.3%
6 5/8%, 6/30/01  Aaa  190,000  194,038
11 7/8%, 11/15/03  Aaa  470,000  606,521
7%, 7/15/06  Aaa  5,290,000  5,577,617
13 7/8%, 5/15/11 (callable)  Aaa  8,760,000  13,153,666
9%, 11/15/18  Aaa  2,570,000  3,310,880
8 7/8%, 2/15/19  Aaa  3,870,000  4,934,250
8 1/8%, 8/15/19  Aaa  1,490,000  1,772,400
7 1/4%, 2/15/23  Aaa  6,475,000  6,980,827
6 1/2%, 11/15/26  Aaa  4,697,000  4,725,605
TOTAL U.S. TREASURY OBLIGATIONS   41,255,804
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.2%
Federal Farm Credit Bank 6.47% 6/07/05  Aaa  2,000,000  2,008,740
Federal Home Loan Bank:
7.36%, 7/1/04  Aaa  600,000  635,154
 7.59%, 3/10/05  Aaa  680,000  730,150
Federal National Mortgage Association:
6.97% 4/08/04  Aaa  1,200,000  1,242,936
 7.49% 3/02/05  Aaa  4,080,000  4,354,135
Financing Corp. stripped principal:
0%, 5/2/04 to 11/2/04  Aaa  4,711,000  3,085,567
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Loan Trusts (assets of Trust guaranteed
by U.S. Government through Agency for
International Development) 8 1/2%, 4/1/06  Aaa $ 4,310,000 $ 4,713,890
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
  Class 1-C, 9 1/4%, 11/15/01  Aaa  457,456  485,530
  Class 2-E, 9.40%, 5/15/02  Aaa  2,184,813  2,316,775
  Class T-3, 9 5/8%, 5/15/02  Aaa  92,626  98,191
Israel Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  420,588  427,347
Private Export Funding Corp. secured
6.86%, 4/30/04  Aaa  955,500  971,810
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 7 1/8%, 8/15/99  Aaa  908,000  926,532
  7 3/4%, 11/15/99  Aaa  317,000  328,095
  0%, 11/15/01  Aaa  5,355,000  4,175,615
U.S. Department of Housing and Urban
Development Government guaranteed
participation certificates:
 Series 1995-A, 8.27%, 8/1/03  Aaa  1,000,000  1,096,300
  Series 1996-A, 6.92%, 8/1/04  Aaa  3,640,000  3,753,350
  Series 1996-A, 7.63%, 8/1/14 (callable)  Aaa  1,000,000  1,045,700
U.S. Trade Trust Certificates (assets of Trust
guaranteed by U.S. government through
Export-Import Bank) 6.69%, 1/15/09 (f)  Aaa  1,409,671  1,427,898
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   33,823,715
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $73,906,267)   75,079,519
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 8.3%
  PRINCIPAL    AMOUNT (000S)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.8%
7%, 7/1/01   Aaa $ 577,717 $ 583,477
7 1/2%, 10/1/27 (h)  Aaa  3,300,000  3,360,844
7 1/2%, 2/1/27 to 6/1/27   Aaa  601,061  611,765
8 1/2%, 4/1/21 to 5/1/22   Aaa  122,177  128,810
12%, 11/1/19   Aaa  186,481  212,749
   4,897,645
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.3%
6%, 12/1/10 to 3/1/26   Aaa  12,930,279  12,493,870
6 1/2%, 9/1/25 to 1/1/27   Aaa  14,363,638  13,995,429
7%, 9/1/27   Aaa  6,702,300  6,675,021
7 1/2%, 5/1/27 to 10/1/27 (h)  Aaa  7,926,240  7,994,769
11 1/2%, 11/1/15   Aaa  334,400  379,842
  41,538,931
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
6 1/2%, 11/1/08 to 6/1/09   Aaa  5,836,050  5,840,733
9 1/2%, 8/15/16   Aaa  3,485  3,799
10%,11/15/09 to 12/15/17   Aaa  490,497  542,201
11%, 7/15/10 to 10/15/15   Aaa  518,120  586,266
11 1/2%, 7/15/15 to 1/15/16  Aaa  531,133  613,748
  7,586,747
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $52,841,446)   54,023,323
COMMERCIAL MORTGAGE SECURITIES - 2.5%
BKB Commercial Mortgage Trust Series 1997-C1
Class D, 7.83%, 2/25/43 (f)(g)  BBB  450,000  456,680
CBM Funding Corp. sequential pay:
Series 1996-1 Class A-1, 7.55%, 7/1/99  AA  178,627  181,167
 Series 1996-1 Class A-2, 6.88%, 7/1/02  AA  1100,000  1,118,047
CS First Boston Mortgage Securities Corp.
floater Series 1994-CFB1 Class A-1,
6.2063%, 1/25/28 (g)  Aaa  34,090  34,101
Equitable Life Assurance Society of the
United States (The) (f):
 Series 174 Class B1, 7.33%, 5/15/06  Aa2  1,000,000  1,047,690
  Series 1996-1 Class C1, 7.52%, 5/15/06  A2  700,000  738,661
Federal Deposit Insurance Corp.
Series 1994-C1 Class II-A2, 7.85%, 9/25/25  Aaa  471,231  473,587
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
  PRINCIPAL    AMOUNT (000S)
GS Mortgage Securities Corp. II
Series 1997-GL Class A2-B, 6.86%, 7/13/30  Aaa $ 1,230,000 $ 1,254,984
Kidder Peabody Acceptance Corp. sequential
pay, Series 1993-M1 Class A-2,
7.15%, 4/25/25  Aa2  556,052  557,616
Meritor Mortgage Security Corp.
Series 1987-1 Class A-3, 9.40%, 6/1/99  Baa  54,847  54,779
Morgan Stanley Capital I, Inc. sequential pay
Series 1997-C1 Class A-1C, 7.63%, 2/15/20  Aaa  1,150,000  1,205,703
New England Mutual Life Insurance Co.
commercial Series 1993 Class 1-A,
6.70%, 12/15/23 (f)  Aaa  346,929  346,908
Nomura Asset Securities Corp. floater Series
1994-MD-II Class A-6, 6.9213% 7/4/03 (g)  -  382,364  384,634
Resolution Trust Corp.:
floater Series 1993-C2 Class A-2,
 6.5575% 3/25/25 (g)  Aaa  256,966  257,448
 floater Series 1994-C1 Class A-3,
 6.2375%, 6/25/26 (g)  Aaa  506,301  506,617
 commercial Series 1995-C1 Class A-4B,
 6.65%, 2/25/27  Aaa  4,785,000  4,779,019
 commercial Series 1995-C1 Class C,
 6.90%, 2/25/27  A2  1,200,000  1,200,375
 Series 1995-C2 Class A-1B,
 6 1/4%, 5/25/27  Aaa  49,420  49,235
SC Finance Corp. floater 7.2063%, 8/1/04 (f)(g)  -  600,000  600,375
Structured Asset Securities Corp. sequential pay:
Series 1993-C1 Class A-1A, 6.60%, 10/25/24  AA+  58,064  58,010
 Series 1996 Class A-2A, 7 3/4%, 2/25/28  Aaa  642,657  651,694
 commercial Series 1996-CFL Class E,
 7 3/4%, 2/25/28  BB+  640,000  656,800
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $16,398,834)   16,614,130
FOREIGN GOVERNMENT OBLIGATIONS (I) - 0.8%
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2  410,000  424,924
Israeli State euro 6 3/8%, 12/19/01  A3  800,000  797,000
Ontario Province yankee 7 3/4%, 6/4/02  Aa3  3,000,000  3,172,500
Quebec Province yankee 7.22%, 7/22/36 (d)  A2  1,000,000  1,068,350
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $5,327,503)   5,462,774
SUPRANATIONAL OBLIGATIONS - 0.2%
  PRINCIPAL    AMOUNT (000S)
Inter American Development Bank yankee
6.29%, 7/16/27
(Cost $1,262,012)  Aaa $ 1,270,000 $ 1,282,687
BANK NOTES - 2.4%
Key Bank N.A. 5.6488%, 8/20/99 (g)    9,000,000  8,991,360
Morgan Guaranty Trust Co. New York
5.565%, 3/30/98 (g)    7,000,000  6,997,690
TOTAL BANK NOTES
(Cost $15,984,409)   15,989,050
CERTIFICATES OF DEPOSIT - 10.3%
ABN-Amro Bank NV yankee 5.65%, 12/23/97    5,000,000  4,996,921
Banque Nationale de Paris yankee
5 3/4%, 7/31/98    4,500,000  4,492,137
Canadian Imperial Bank of Commerce yankee:
6.20%, 8/1/00    720,000  720,432
 5.91%, 8/28/98    9,500,000  9,496,504
Chase Manhattan Bank 5 3/4%, 2/9/98     4,500,000  4,500,042
Deutsche Bank AG yankee 6.20%, 4/10/98    6,000,000  6,007,691
Landesbank Hessen-Thuringen yankee:
5.78%, 1/27/98    4,000,000  3,998,386
 5.67%, 2/11/98    2,000,000  1,997,962
PNC Bank 5.6075%, 2/2/98    4,000,000  3,998,025
Rabobank Nederlan, Coop Central yankee:
5.97%, 3/20/98    2,000,000  2,000,801
 6.20%, 4/10/98    4,000,000  4,005,128
Sanwa Bank Ltd. Japan yankee
5.65%, 10/27/97    2,000,000  1,999,979
Societe Generale France yankee 6%, 3/3/98    1,000,000  1,000,737
SunTrust Bank Atlanta 5.85%, 11/25/97    9,000,000  9,001,948
Westdeutsche Landesbank yankee
5.83%, 8/3/98    7,000,000  6,991,616
Westpac Banking Corp. yankee
5.885%, 8/27/98    2,500,000  2,498,267
TOTAL CERTIFICATES OF DEPOSIT
(Cost $67,692,847)   67,706,576
COMMERCIAL PAPER - 6.6%
 PRINCIPAL VALUE
 AMOUNT (NOTE 1)
Bear Stearns Cos., Inc. 5.56%, 1/12/98   $ 10,000,000 $ 9,838,511
Berliner Handels-und Frankfurter Bank yankee
5.70%, 12/1/97    10,000,000  9,904,761
General Motors Acceptance Corp.
5.84%, 11/10/97    4,000,000  3,974,625
Goldman Sachs Group LP 5.83%, 1/26/98    3,000,000  2,945,032
Norfolk Southern Corp. 5.72%, 10/10/97    1,184,000  1,182,148
Textron, Inc. 5.68%, 10/6/97    2,000,000  1,998,140
Triple A One Funding Corp.:
5.56%, 10/7/97    1,296,000  1,294,614
 5.56%, 10/9/97    6,424,000  6,415,167
Unifunding, Inc. yankee 5.67%, 11/12/97    6,000,000  5,960,368
TOTAL COMMERCIAL PAPER
(Cost $43,513,442)   43,513,366
MASTER NOTES - 2.4%
Corestates Bank NA Philadelphia PA
6.6123%, 1/30/98 (g)    4,800,000  4,799,903
First Bank National Association
5.5663%, 5/15/98 (g)    4,000,000  3,997,480
Goldman Sachs Group LP (The)
5.7188%, 5/4/98 (e)(g)    7,000,000  6,999,227
TOTAL MASTER NOTES
(Cost $15,797,458)   15,796,610
TIME DEPOSITS - 3.5%
Bank of Tokyo-Mitsubishi Ltd. 5.67%, 10/27/97    10,000,000
10,000,000
Barclays Bank PLC 6 1/2%, 10/1/97    3,000,000  3,000,000
Sumitomo Bank Ltd. 5.70%, 10/21/97    10,000,000  10,000,000
TOTAL TIME DEPOSITS
(Cost $23,000,000)   23,000,000
CASH EQUIVALENTS - 6.5%
  MATURITY VALUE
  AMOUNT (NOTE 1)
Investment in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.30%, dated
9/30/97 due 10/1/97   $ 314,055 $ 314,000
  SHARES
Taxable Central Cash Fund (b)    42,206,078  42,206,078
TOTAL CASH EQUIVALENTS
(Cost $42,520,078)   42,520,078
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $606,031,737)  $  655,237,594
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Restricted securities - investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Goldman Sachs
 Group LP (The)
 5.7188%, 5/4/98 8/5/97 $7,000,000
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,058,174 or 2.3% of net assets.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
9. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 33.3% AAA, AA, A 30.3%
Baa 5.0% BBB  9.5%
Ba 2.2% BB  0.2%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.2%.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  86.4%
Germany  3.1
Canada  2.5
Netherlands   2.3
United Kingdom  2.2
France  1.1
Others (individually less than 1%)  2.4
TOTAL  100.0%
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $606,261,192. Net unrealized appreciation aggregated $48,976,402, of which $51,968,987 related to appreciated investment securities and $2,992,585 related to depreciated investment securities.
The fund hereby designates approximately $2,804,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS  SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                   $ 655,237,594
AGREEMENTS OF $314,000) (COST $606,031,737) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                        102,124

RECEIVABLE FOR INVESTMENTS SOLD                                             343,269

RECEIVABLE FOR FUND SHARES SOLD                                             963,126

DIVIDENDS RECEIVABLE                                                        270,529

INTEREST RECEIVABLE                                                         5,622,762

OTHER RECEIVABLES                                                           4,493

 TOTAL ASSETS                                                               662,543,897

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 1,069,265
REGULAR DELIVERY

 DELAYED DELIVERY                                             11,413,553

PAYABLE FOR FUND SHARES REDEEMED                              2,188,297

ACCRUED MANAGEMENT FEE                                        234,528

OTHER PAYABLES AND ACCRUED EXPENSES                           235,761

 TOTAL LIABILITIES                                                          15,141,404

NET ASSETS                                                                 $ 647,402,493

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 578,231,541

UNDISTRIBUTED NET INVESTMENT INCOME                                         3,063,493

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          16,902,286
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   49,205,173
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 52,362,053 SHARES OUTSTANDING                              $ 647,402,493

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $12.36
PER SHARE ($647,402,493 (DIVIDED BY) 52,362,053 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                        $ 2,401,401
DIVIDENDS

INTEREST                                                                  30,876,372

 TOTAL INCOME                                                             33,277,773

EXPENSES

MANAGEMENT FEE                                             $ 2,672,303

TRANSFER AGENT FEES                                         1,571,189

ACCOUNTING FEES AND EXPENSES                                236,387

NON-INTERESTED TRUSTEES' COMPENSATION                       5,121

CUSTODIAN FEES AND EXPENSES                                 54,247

REGISTRATION FEES                                           47,918

AUDIT                                                       76,052

LEGAL                                                       3,584

MISCELLANEOUS                                               2,962

 TOTAL EXPENSES BEFORE REDUCTIONS                           4,669,763

 EXPENSE REDUCTIONS                                         (92,397)      4,577,366

NET INVESTMENT INCOME                                                     28,700,407

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      17,694,129

 FOREIGN CURRENCY TRANSACTIONS                              18,555        17,712,684

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      33,496,431

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               14,368        33,510,799

NET GAIN (LOSS)                                                           51,223,483

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 79,923,890
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                          1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 28,700,407     $ 29,209,104
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  17,712,684       20,668,906

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      33,510,799       (9,434,691)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           79,923,890       40,443,319
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (29,690,585)     (32,164,979)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (12,650,000)     -

 TOTAL DISTRIBUTIONS                                       (42,340,585)     (32,164,979)

SHARE TRANSACTIONS                                         256,470,143      228,615,077
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             39,646,435       29,652,662

 COST OF SHARES REDEEMED                                   (252,401,457)    (266,521,145)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           43,715,121       (8,253,406)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  81,298,426       24,934

NET ASSETS

 BEGINNING OF PERIOD                                       566,104,067      566,079,133

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 647,402,493    $ 566,104,067
INCOME OF $3,063,493 AND $3,789,498, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      21,571,779       19,790,260

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   3,364,019        2,580,669

 REDEEMED                                                  (21,232,901)     (23,109,490)

 NET INCREASE (DECREASE)                                   3,702,897        (738,561)


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED SEPTEMBER 30,

                                     1997                        1996        1995        1994 D      1993 C

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 11.63                     $ 11.46     $ 10.69     $ 11.07     $ 10.00
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                .56 B                       .61         .56         .45         .46

 NET REALIZED AND UNREALIZED          1.02                        .20         .68         (.29)       1.04
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     1.58                        .81         1.24        .16         1.50



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.59)                       (.64)       (.47)       (.47)       (.43)

 FROM NET REALIZED GAIN               (.26)                       -           -           (.04)       -

 IN EXCESS OF NET REALIZED GAIN       -                           -           -           (.03)       -

 TOTAL DISTRIBUTIONS                  (.85)                       (.64)       (.47)       (.54)       (.43)

NET ASSET VALUE, END OF PERIOD       $ 12.36                     $ 11.63     $ 11.46     $ 10.69     $ 11.07

TOTAL RETURN A                        14.16%                      7.28%       11.99%      1.46%       15.32%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 647,402                   $ 566,104   $ 566,079   $ 501,349   $ 199,237
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .77%                        .82%        .79%        .71%        .65%
NET ASSETS                                                                               E           E

RATIO OF EXPENSES TO AVERAGE NET      .76%                        .80%        .79%        .71%        .65%
ASSETS AFTER EXPENSE REDUCTIONS      F                           F

RATIO OF NET INVESTMENT INCOME        4.74%                       5.03%       5.15%       4.92%       5.19%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               112%                        148%        157%        83%         47%

AVERAGE COMMISSION RATE G            $ .0411                     $ .0286


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
FOR THE PERIOD OCTOBER 1, 1992 (COMMENCEMENT OF OPERATIONS) TO
SEPTEMBER 30, 1993.
EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997




8. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
9. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements. DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,999,227 or 1.1% of net assets.
10. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $519,013,143 and $629,914,994, respectively, of which U.S. government and government agency obligations aggregated $253,749,329 and $414,105,000, respectively.
11. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $25,003 for the period.
12. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $21,684 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,447 and $66,266, respectively, under these arrangements. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Income:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset
Manager: Income (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Income's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 10, 1997
DISTRIBUTIONS


A total of 19.75% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H . Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager
SM
Asset Manager: Growth
SM
Asset Manager: Income
SM
Fidelity Freedom Funds-
Income, 2000, 2010, 2020, 2030
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER (registered trademark)

ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE     3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4    HOW THE FUND HAS DONE OVER TIME.

MARKET RECAP            6    AN OVERVIEW OF THE MARKET'S PERFORMANCE
                             AND THE FACTORS DRIVING IT.

FUND TALK               7    THE MANAGERS' REVIEW OF FUND
                             PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      12   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                             INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             13   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                             WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    47   STATEMENTS OF ASSETS AND LIABILITIES,
                             OPERATIONS, AND CHANGES IN NET ASSETS,
                             AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   51   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   56   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           57

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: Income, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997          PAST 1   PAST 5    LIFE OF
                                          YEAR     YEARS     FUND

FIDELITY ASSET MANAGER                    25.15%   88.59%    207.82%

S&P 500(REGISTERED TRADEMARK)             40.45%   156.94%   339.87%

FLEXIBLE PORTFOLIO FUNDS AVERAGE          23.82%   91.30%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 201 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997    PAST 1   PAST 5   LIFE OF
                                    YEAR     YEARS    FUND

FIDELITY ASSET MANAGER              25.15%   13.53%   13.69%

S&P 500                             40.45%   20.77%   18.41%

FLEXIBLE PORTFOLIO FUNDS AVERAGE    23.82%   13.61%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971009 142312 S00000000000001
             Asset Manager               S&P 500
FI Composite Index
             00314                       SP001
F0001
  1988/12/31      10000.00                    10000.00
   10000.00
  1989/01/31      10378.86                    10732.00
   10291.60
  1989/02/28      10219.34                    10464.77
   10200.52
  1989/03/31      10309.07                    10708.60
   10320.38
  1989/04/30      10578.27                    11264.38
   10593.04
  1989/05/31      10887.34                    11720.59
   10846.43
  1989/06/30      11006.98                    11653.78
   10999.47
  1989/07/31      11326.02                    12706.12
   11415.14
  1989/08/31      11355.93                    12955.15
   11426.55
  1989/09/30      11355.93                    12902.04
   11453.98
  1989/10/31      11405.78                    12602.71
   11519.04
  1989/11/30      11485.54                    12859.81
   11656.23
  1989/12/31      11527.69                    13168.44
   11770.69
  1990/01/31      11158.89                    12284.84
   11486.90
  1990/02/28      11243.19                    12443.31
   11560.30
  1990/03/31      11359.10                    12773.06
   11674.05
  1990/04/30      11169.43                    12453.74
   11566.30
  1990/05/31      11759.51                    13667.97
   12058.22
  1990/06/30      11854.35                    13575.03
   12133.34
  1990/07/31      11843.81                    13531.59
   12207.35
  1990/08/31      11443.39                    12308.34
   11829.78
  1990/09/30      11211.58                    11708.92
   11724.02
  1990/10/31      11243.19                    11658.57
   11808.08
  1990/11/30      11780.58                    12411.72
   12162.21
  1990/12/31      12147.79                    12758.00
   12361.43
  1991/01/31      12795.97                    13314.25
   12597.16
  1991/02/28      13354.74                    14266.22
   12912.59
  1991/03/31      13578.25                    14611.46
   13052.82
  1991/04/30      13790.59                    14646.53
   13138.45
  1991/05/31      14137.03                    15279.26
   13347.09
  1991/06/30      13835.29                    14579.47
   13174.11
  1991/07/31      14204.08                    15258.87
   13438.91
  1991/08/31      14528.17                    15620.51
   13678.12
  1991/09/30      14550.52                    15359.65
   13743.09
  1991/10/31      14662.28                    15565.47
   13865.40
  1991/11/30      14405.24                    14938.18
   13769.87
  1991/12/31      15019.76                    16647.11
   14448.31
  1992/01/31      15236.74                    16337.47
   14290.39
  1992/02/29      15526.05                    16549.86
   14381.71
  1992/03/31      15526.05                    16227.13
   14277.73
  1992/04/30      15743.03                    16704.21
   14453.35
  1992/05/31      15899.73                    16786.06
   14595.28
  1992/06/30      15899.73                    16535.95
   14601.70
  1992/07/31      16225.20                    17212.27
   14998.28
  1992/08/31      16152.88                    16859.42
   14940.69
  1992/09/30      16273.42                    17058.36
   15105.93
  1992/10/31      16249.31                    17118.06
   15045.81
  1992/11/30      16610.94                    17701.79
   15246.52
  1992/12/31      16934.14                    17919.52
   15433.44
  1993/01/31      17225.45                    18070.05
   15626.36
  1993/02/28      17402.77                    18315.80
   15844.19
  1993/03/31      17975.71                    18702.26
   16006.75
  1993/04/30      18052.42                    18249.67
   15909.43
  1993/05/31      18435.97                    18738.76
   16080.30
  1993/06/30      18668.08                    18793.10
   16251.07
  1993/07/31      18951.91                    18717.93
   16271.88
  1993/08/31      19493.76                    19427.34
   16672.16
  1993/09/30      19481.53                    19277.75
   16655.16
  1993/10/31      20054.14                    19676.80
   16826.37
  1993/11/30      20015.09                    19489.87
   16696.81
  1993/12/31      20877.83                    19725.69
   16812.35
  1994/01/31      21555.68                    20396.37
   17142.55
  1994/02/28      20877.83                    19843.63
   16817.52
  1994/03/31      19867.84                    18978.44
   16382.96
  1994/04/30      19854.17                    19221.37
   16425.55
  1994/05/31      20018.25                    19536.60
   16536.26
  1994/06/30      19577.74                    19057.95
   16370.90
  1994/07/31      19962.97                    19683.05
   16716.65
  1994/08/31      20430.74                    20490.06
   17004.51
  1994/09/30      20182.51                    19988.05
   16755.23
  1994/10/31      20279.40                    20437.78
   16915.74
  1994/11/30      19974.87                    19693.44
   16669.99
  1994/12/31      19499.59                    19985.49
   16824.89
  1995/01/31      19344.50                    20503.72
   17139.38
  1995/02/28      19640.59                    21302.75
   17567.66
  1995/03/31      19953.26                    21931.39
   17836.51
  1995/04/30      20364.82                    22577.27
   18157.21
  1995/05/31      20847.33                    23479.68
   18758.73
  1995/06/30      21133.35                    24025.12
   19009.94
  1995/07/31      21718.80                    24821.79
   19252.21
  1995/08/31      21861.60                    24884.09
   19378.96
  1995/09/30      22219.16                    25934.20
   19797.94
  1995/10/31      22147.35                    25841.62
   19910.63
  1995/11/30      22563.87                    26976.06
   20401.22
  1995/12/31      23039.92                    27495.62
   20693.86
  1996/01/31      23534.15                    28431.57
   21046.40
  1996/02/29      23417.86                    28695.13
   20969.12
  1996/03/31      23419.07                    28971.47
   20994.53
  1996/04/30      23623.99                    29398.51
   21081.78
  1996/05/31      23872.82                    30156.69
   21303.90
  1996/06/30      24006.08                    30271.59
   21462.49
  1996/07/31      23548.68                    28934.19
   21122.27
  1996/08/31      23696.23                    29544.41
   21301.30
  1996/09/30      24523.08                    31207.17
   21938.89
  1996/10/31      25147.68                    32067.87
   22393.29
  1996/11/30      26337.40                    34491.88
   23244.14
  1996/12/31      25972.41                    33808.59
   22984.18
  1997/01/31      26760.88                    35920.96
   23740.59
  1997/02/28      26981.65                    36202.58
   23866.65
  1997/03/31      25961.97                    34715.01
   23280.84
  1997/04/30      26852.28                    36787.50
   24125.47
  1997/05/31      28171.84                    39027.12
   24962.14
  1997/06/30      28891.29                    40775.54
   25650.60
  1997/07/31      30541.76                    44020.05
   26959.17
  1997/08/31      29724.53                    41554.04
   26123.97
  1997/09/30      30689.57                    43829.96
   27005.00
IMATRL PRASUN   SHR__CHT 19970930 19971009 142315 R00000000000108
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager on December 31, 1988, shortly after the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $30,690 - a 206.90% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $43,830 - a 338.30% increase. You can also look at how the Fidelity Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 (+338.30%), the Lehman Brothers Aggregate Bond Index (+116.65%) and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (+59.53%) according to the fund's neutral mix*, and assumes monthly rebalancing of the mix. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,005 - a 170.05% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
* CURRENTLY 50% STOCKS, 40% BONDS AND 10% SHORT-TERM/MONEY MARKET INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40%, AND 30%,
RESPECTIVELY, PRIOR TO JUNE 1, 1992.
MARKET RECAP


A common denominator to the strong performances of both the bond and stock markets during the period was economic bliss. The U.S. economy continued to grow at a consistent, moderate clip and rising inflation
- a deterrent to both bonds and stocks - was essentially a non-factor.
STOCKS: The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 40.45% during the 12 months that ended September 30, 1997, well above its long-term annual average of approximately 11%. The stock market spent much of the past 12 months breaking price and trading volume records. Solid corporate earnings, large cash inflows into mutual funds, widespread optimism and a generally favorable interest-rate climate boosted share prices higher, especially among large-capitalization, household-name stocks. In fact, a select group of these so-called "blue chips" was responsible for a significant portion of the S&P 500's gain. Concerns in the springtime over an overheating economy and earnings shortfall announcements from several key companies in August provided the only considerable hiccups in the market's rise. When the Federal Reserve Board raised a key short-term interest rate in March, an already richly priced market sold off sharply. From that point, with positive economic news being the primary catalyst, the market soared. In July, the Dow Jones Industrial Average surged past the 8000 mark for the first time ever. August posed an altogether different story, though, as inflation fears, a weakened dollar and sluggish corporate earnings combined to erode some of the market's prior gains. The silver lining in this decline, however, was the overall broadening of the market, as small- and mid-cap stocks performed well, leading to a strong September.
BONDS: A calm economy, coupled with the absence of the bond market's chief antagonist - rising inflation - translated into a generally favorable investment climate for the 12 months that ended September 30, 1997. The Lehman Brothers Aggregate Bond Index - a broad measure of the U.S. taxable bond market - returned 9.71% over the period. Through the first half of the year, bonds suffered from the perception that the economy was expanding too quickly and, in turn, that inflation would appear. In February, Federal Reserve Board Chairman Alan Greenspan hinted that the Fed was inclined to raise the rate banks charge each other for overnight loans - known as the fed funds target rate - to curb any potential inflation upticks. The Fed acted in March, raising the fed funds rate by 0.25% to 5.50% in a move largely anticipated by investors. From April through July, weakening economic and inflation indicators - along with the Fed's shift to a more beneficial stance signaling no further rate hikes - helped spark an across-the-board rally. While some of these gains were lost in August, as inflation fears cropped up again due to stronger-than-expected economic data, much of the decline was offset by a strong September. Relative interest-rate stability provided a positive backdrop for mortgage-backed securities, as the Salomon Brothers Mortgage Index returned 9.85% over the 12-month period. Sustained economic growth and demand for higher yields aided corporate bonds, as the Lehman Brothers Corporate Bond Index returned 10.83% over the same time frame.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (top left), Portfolio Manager of Fidelity Asset Manager, as well as George Vanderheiden (top right), sub-manager for stocks, Charles Morrison (bottom left), sub-manager for bonds and John Todd (bottom right), sub-manager for short-term/money market.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. For the 12 months that ended September 30, 1997, the fund had a total return of 25.15%. That beat the flexible portfolio funds average tracked by Lipper Analytical Services, which returned 23.82% during the same period.
Q. HOW DID YOU POSITION THE FUND IN TERMS OF ASSET ALLOCATION?
D.H. During most of the period, the fund was overweighted in stocks relative to its competitors and its neutral mix targets. This positioning strategy - in conjunction with beneficial security selection within the equity and fixed-income sub-portfolios - helped the fund's performance, as equities proved to be the top-performing asset over the period. Further, the fund's investments in high-yield bonds - which are included in its bond-class allocation - proved to be quite beneficial. I started to increase investments in stocks in the spring after a significant correction in the market brought valuations to attractive levels against a very positive backdrop of stable, low interest rates and favorable earnings growth. The fund's stock allocation reached a peak of about 64% at the end of July. However, late in the period, I cut back the fund's stake in stocks significantly, to 56% of the portfolio at the end of September. With the high valuations we've seen in the stock market come expectations that can exert a great deal of influence on stock prices. In other words, any small change in the overall view of the market can lead to a significant shift in stock prices. That's the reason behind this move.
Q. HOW DOES THE PRESENT ASSET ALLOCATION COMPARE TO THE FUND'S NEUTRAL
MIX?
D.H. While smaller in magnitude than earlier in the period, the fund remains overweighted in stocks relative to the neutral mix, which calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term/money market instruments. The neutral mix is meant to be an optimal combination of securities if valuations in all three asset classes are at comparable levels. I'll change the asset allocation if I have a strong view about a particular area. The stock market rose as much as it did in large part because of an almost perfect scenario regarding interest rates, economic growth and corporate earnings. After this run-up, I found my strong view on stocks to be less compelling. With low interest rates and valuations at historically high levels, share prices are more likely to react poorly to even a slight change in investor expectations or any unforeseen negative news. At the same time, prospects for stocks remain attractive; hence, they remain slightly overweighted.
Q. WHERE DID YOU PUT THE ASSETS THAT CAME OUT OF THE STOCK PORTION OF
THE FUND?
D.H. I invested them in the short-term/money market portion of the fund. Presently, that part of the fund equals 13% of the fund's assets, and bonds 31% - including a stake in high-yield securities. My feeling is that given an unforeseen event, the bond market - like the stock market - has a lot less margin for error now after performing well through most of 1997. In addition, valuations in the bond market also are relatively high. I don't believe longer-maturity securities are offering enough yield to compensate an investor for taking on the added risk and volatility that come with investing in them. Therefore, the short-term/money market sector was more appealing.
Q. GEORGE, WHICH STOCKS HELPED THE FUND'S PERFORMANCE?
G.V. Despite the stigma of litigation, tobacco giant Philip Morris was a solid contributor to the fund's performance. Strong growth in personal computer sales as well as corporate spending on telecommunications and networking hardware propelled the fund's technology-related holdings to solid gains. IBM and Compaq Computer were particularly strong performers.
Q. HAVE RECENT DEVELOPMENTS WITH COLUMBIA/HCA HEALTHCARE AND PHILIP MORRIS CHANGED YOUR VIEW OF THESE STOCKS?
G.V. After the news broke that the government was investigating the Medicare billing practices of Columbia/HCA, its market valuation declined by over $10 billion from its peak this year in March. However, I believed that any fine imposed by the government was more than adequately reflected in this market discount. Further, I believed any fine would be tax-deductible to Columbia/HCA. Consequently, I felt the impact of the government investigation was already reflected in the stock price. In addition, management was in the process of seeking a settlement with the government. When management has cooperated with the government in similar cases with other companies in the past, the company's stock price has rebounded during and after the settlement agreement process. In sum, I felt the stock was attractively priced with good long-term business prospects, as Columbia's hospitals are in prime locations and 20% have a monopoly position. As far as Philip Morris is concerned, litigation has been a way of life for tobacco companies since the Surgeon General's first warning about the effects of smoking more than 30 years ago. If investors had decided to sell Philip Morris after that first warning, they would have missed a more than 32,700% increase in its price - excluding reinvested dividends - since that time. While past performance is no guarantee of future results, this phenomenal increase in the price of Philip Morris equates to a gain of roughly 18% per year for the past 35 years. Despite the ongoing tobacco litigation, Philip Morris had strong business prospects and remained attractively priced to me at the end of the period. The company has some of the strongest brand names in the consumer industry and can use this advantage to increase its share in new global markets.
Q. TURNING TO YOU, CHARLIE, HOW HAVE YOU POSITIONED THE FUND'S BOND
PORTFOLIO?
C.M. I'd highlight three areas. First, I reduced the fund's position in Treasury bonds from 8.9% on March 31, 1997, to 3.4% at the end of the period. I directed most of these assets toward purchases in the corporate market, in order to increase the yield of the fund. This larger corporate position - up to 18.4% at the end of the period versus 16.3% at the end of March - was focused primarily on shorter-term securities. Given the high valuations in the corporate market, these notes should not underperform as much as longer-term corporates if the market encounters difficulties. Second, I increased asset-backed securities - bonds backed by credit cards, or other types of loans - as a percentage of the fund's fixed-income investments. Opportunities here included notes backed by home equity and manufactured housing loans. Third, I maintained the fund's underweighted exposure to mortgage-backed securities relative to the overall bond market as represented by the Lehman Brothers Aggregate Bond Index. Continued high valuations in this market did not represent a positive risk/reward profile. More specifically, I felt that concerns regarding potential prepayment activity - meaning the risk that the mortgage-backed securities might be paid off early - were not adequately factored into the pricing of these securities.
Q. DID YOU ADD TO PARTICULAR SECTORS IN THE CORPORATE MARKET?
C.M. I targeted the cable and telecommunications industries aggressively over the period. Companies such as Tele-Communications, Inc., Time Warner, and WorldCom provided notable opportunities. WorldCom and related subsidiaries now make up one of the larger corporate bond positions in the fund. I believed this company - a provider of local, long distance, Internet and other telecommunications services - was uniquely positioned to take advantage of deregulation and technological advancement in the industry. It had strong revenue growth, outstanding management and leading-edge technology working in its favor. I'd also like to point out one area where I decreased the fund's position - yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. Most of this selling focused on bonds issued by state-owned Malaysian oil company Petroliam Nasional (Petronas) and the Korea Development Bank. I sold out of most of these positions when currency stability concerns within Southeast Asia first arose in Thailand. This move proved quite favorable, as most of the region went on to see significant underperformance in its dollar-denominated securities.
Q. JOHN, HOW WOULD YOU CHARACTERIZE THE INVESTING ENVIRONMENT FOR SHORT-TERM/MONEY MARKET INSTRUMENTS?
J.T. Even though the economy continued to grow at an above-trend rate
- meaning one that is believed to be above its capacity to expand without generating inflation - there has been little sign of inflation. Because of the lack of inflation, the Federal Reserve Board has held off raising short-term interest rates since its meeting in March. At that time, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds rate - by 0.25% to 5.50%, trying to head off inflation before it emerged. At this point, though, the Fed seems willing to respond with higher interest rates only if actual evidence of inflation appears.
Q. HOW DID YOU POSITION YOUR SUB-PORTFOLIO?
J.T. As we progressed through March - when the Fed raised rates - I lowered the sub-portfolio's average maturity to reflect a neutral stance. In late April and early May, yields in the market started to factor in a more aggressive Fed posture than I anticipated. Therefore, I extended the fund's average maturity to take advantage of the higher yields being offered. As it became evident in the summer that the Fed was going to hold pat in spite of strong economic growth - and as long as inflation remained tame - yields for shorter-term maturities became more attractive, relative to longer-term rates. In turn, I reduced the fund's maturity through the end of the period, because we weren't being rewarded for investing in the longer end of the spectrum.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. As we look back over what has been a strong seven-year run for the stock market, we can see that its main drivers have been declining interest rates and solid corporate earnings. Looking out over the near future, I don't think we can expect interest rates to provide much more of a stimulus for stock prices. As a result, earnings should be the most critical factor for stock prices going forward, with those companies that can't meet expectations being penalized. As far as bonds are concerned, valuations remain on the high side, although as long as the economy doesn't accelerate too much and inflation remains tame, bonds should perform reasonably well. One positive factor for the fixed-income markets is that real interest rates - which are stated interest rates adjusted for inflation - remain high.
That's usually a positive sign. Inflation remains subdued, because companies worldwide have little or no pricing power due to a competitive environment. However, if economic strength accelerates in Europe, or if Japan shows rapid signs of recovery, inflation pressures could build. If that's the case, interest rates may rise, which would be a negative for all of the markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DICK HABERMANN ON THE FUND'S
PERFORMANCE:
"When comparing the fund's returns
to the unusually strong performance
of the Standard & Poor's 500 Index,
investors should note that there are
some significant differences between
the make-up of the fund and the
composition of the index. While the
S&P 500 is made up exclusively of
stocks, Asset Manager invests in
stocks, bonds and short-term/money
market instruments. The fund
allocates assets among these three
categories in order to help control
both volatility and risk relative to
funds or indexes that invest only in
stocks. A single index covering only
one asset class should not be used
as the only benchmark against which
to compare the fund's overall
performance. History teaches us that
it's better to invest for the long term
by diversifying across several asset
classes. That's because the markets
are not predictable. At some point,
the economy will falter and the S&P
will fall back to provide returns more
in line with its historical average.
Asset Manager offers the portfolio
manager the flexibility to reallocate
the components of the fund. That
decision-making mainly comes
down to looking at relative
valuations among the three asset
classes. Given that your investment
horizon and risk tolerance match the
investment objectives of the fund,
you can rest assured that we will do
our best to make sure the fund's asset
allocation is appropriate for your
goals."
FUND FACTS
GOAL: high total return with
reduced risk over the long
term by allocating assets
among stocks, bonds and
short-term and money market
instruments of all types
FUND NUMBER: 314
TRADING SYMBOL: FASMX
START DATE: December 28, 1988
SIZE: as of September 30,
1997, more than $11.8 billion
MANAGER: Richard Habermann,
since 1996; manager, Fidelity
Asset Manager: Income and
Fidelity Asset Manager: Growth,
since 1996; manager, Fidelity
Trend Fund, 1977-1981;
Fidelity Magellan Fund, 1972-
1977; joined Fidelity in 1968
(checkmark)
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF SEPTEMBER 30, 1997

                                         % OF FUND'S    % OF FUND'S INVESTMENTS
                                         INVESTMENTS    IN THESE STOCKS
                                                        6 MONTHS AGO

FEDERAL NATIONAL MORTGAGE ASSOCIATION    4.7            4.1

PHILIP MORRIS COMPANIES, INC.            3.8            5.1

GENERAL MOTORS CORP.                     1.7            2.1

FEDERAL HOME LOAN MORTGAGE CORPORATION   1.7            1.7

COLUMBIA/HCA HEALTHCARE CORP.            1.5            1.5

TOP FIVE BOND ISSUERS AS OF SEPTEMBER 30, 1997

(WITH MATURITIES OF MORE THAN ONE YEAR)    % OF FUND'S    % OF FUND'S INVESTMENTS
                                           INVESTMENTS    IN THESE BOND ISSUERS
                                                          6 MONTHS AGO

FEDERAL NATIONAL MORTGAGE ASSOCIATION      4.1            5.2

U.S. TREASURY                              3.4            8.9

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   0.9            1.8

FORD MOTOR CREDIT CO.                      0.9            0.9

FEDERAL HOME LOAN MORTGAGE CORPORATION     0.8            0.3


TOP FIVE COUNTRIES AS OF SEPTEMBER 30, 1997
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S    % OF FUND'S INVESTMENTS
                               INVESTMENTS    IN THESE COUNTRIES
                                              6 MONTHS AGO

UNITED STATES                  82.5           85.0

UNITED KINGDOM                 2.3            2.7

NETHERLANDS                    1.6            2.1

CANADA                         1.3            1.8

FRANCE                         0.8            0.9

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997 * AS OF MARCH 31, 1997 **
ROW: 1, COL: 1, VALUE: 13.0
ROW: 1, COL: 2, VALUE: 31.0
ROW: 1, COL: 3, VALUE: 36.0
ROW: 1, COL: 4, VALUE: 20.0
STOCK CLASS  55%
BOND CLASS 37%
SHORT-TERM CLASS 8%
FOREIGN
INVESTMENTS 12%

STOCK CLASS 56%
BOND CLASS 31%
SHORT-TERM CLASS 13%
FOREIGN
INVESTMENTS 9%
ROW: 1, COL: 1, VALUE: 8.0
ROW: 1, COL: 2, VALUE: 37.0
ROW: 1, COL: 3, VALUE: 55.0


*
**
ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND MAY DIFFER FROM THE PIE CHART.
INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 54.6%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.6%
Boeing Co.   1,327,800 $ 72,282
Gulfstream Aerospace Corp. (a)  102,300  2,967
  75,249
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   604,400  35,735
SHIP BUILDING & REPAIR - 0.1%
Avondale Industries, Inc. (a)    54,600  1,440
Newport News Shipbuilding, Inc.   144,800  3,412
  4,852
TOTAL AEROSPACE & DEFENSE   115,836
BASIC INDUSTRIES - 2.5%
CHEMICALS & PLASTICS - 1.6%
Air Products & Chemicals, Inc.   173,400  14,381
du Pont (E.I.) de Nemours & Co.   1,683,800  103,659
Raychem Corp.   555,900  46,974
Union Carbide Corp.   593,500  28,896
  193,910
PACKAGING & CONTAINERS - 0.4%
Corning, Inc.  35,700  1,687
Owens-Illinois, Inc. (a)  1,520,100  51,589
  53,276
PAPER & FOREST PRODUCTS - 0.5%
Boise Cascade Corp.   342,500  14,406
Champion International Corp.   483,000  29,433
International Paper Co.   118,000  6,497
Ivex Packaging Corp.   9,300  149
Willamette Industries, Inc.   136,700  5,229
  55,714
TOTAL BASIC INDUSTRIES   302,900
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.5%
Centex Corp.   185,290 $ 10,816
D.R. Horton, Inc.   503,410  7,929
Fleetwood Enterprises, Inc.   861,387  28,910
Kaufman & Broad Home Corp.   719,800  15,611
U.S. Home Corp. (a)  54,900  2,121
  65,387
ENGINEERING - 0.2%
Fluor Corp.   432,900  23,214
TOTAL CONSTRUCTION & REAL ESTATE   88,601
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 2.4%
Circuit City Stores, Inc. - CarMax Group  53,800  891
Cummins Engine Co., Inc.   296,600  23,153
Discount Auto Parts, Inc. (a)  313,400  7,522
Federal-Mogul Corp.   147,400  5,472
General Motors Corp.   3,007,692  201,335
Gentex Corp. (a)   86,600  2,149
Goodyear Tire & Rubber Co.   146,000  10,038
Honda Motor Co. Ltd.   186,000  6,507
Magna International, Inc. Class A  334,700  23,229
Superior Industries International, Inc.   518,300  14,350
  294,646
CONSUMER ELECTRONICS - 0.1%
Newell Co., Inc.   280,500  11,220
Philips Electronics NV (Bearer)  36,300  3,068
Philips Electronics NV  11,700  983
  15,271
TEXTILES & APPAREL - 0.5%
Arena Brands Holdings Corp. Class B (a)  130,444  5,269
Big Dog Holdings, Inc.   3,700  51
Burlington Industries, Inc. (a)   714,400  10,001
Liz Claiborne, Inc.   204,100  11,213
NIKE, Inc. Class B  532,500  28,223
Reebok International Ltd.   48,200  2,347
  57,104
TOTAL DURABLES   367,021
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 4.1%
ENERGY SERVICES - 0.2%
McDermott International, Inc.  653,600 $ 23,856
OIL & GAS - 3.9%
Amerada Hess Corp.   278,300  17,169
Atlantic Richfield Co.   335,500  28,664
British Petroleum PLC:
ADR  891,587  80,967
 Ord.   1,550  23
Burlington Resources, Inc.   708,300  36,345
Elf Aquitaine SA sponsored ADR  143,857  9,593
Enron Oil & Gas Co.   76,900  1,711
Kerr-McGee Corp.   180,400  12,414
Louisiana Land & Exploration Co.   521,800  40,863
Mobil Corp.   82,000  6,068
Occidental Petroleum Corp.   1,270,800  32,961
Royal Dutch Petroleum Co. Ord.   389,600  21,893
Royal Dutch Petroleum Co.   1,775,100  98,519
Santa Fe Energy Resources, Inc.   393,800  4,923
Tosco Corp.   1,338,800  46,607
Total SA:
Class B  71,503  8,217
 sponsored ADR  209,072  11,982
Union Pacific Resources Group, Inc.   33,600  880
Valero Energy Corp.   122,900  4,033
  463,832
TOTAL Energy   487,688
FINANCE - 12.6%
BANKS - 0.7%
Credit Suisse Group (Reg.)  251,800  34,170
NationsBank Corp.   316,600  19,590
Providian Financial Corp.   666,600  26,455
  80,215
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  391,800  7,445
CREDIT & OTHER FINANCE - 1.3%
Fleet Financial Group, Inc.   2,241,934  146,987
Green Tree Financial Corp.   270,700  12,723
  159,710
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 6.4%
Federal Home Loan Mortgage Corporation  5,646,600 $ 199,042
Federal National Mortgage Association  12,067,400  567,168
  766,210
INSURANCE - 3.8%
AFLAC, Inc.   216,500  11,745
Aegon NV (Reg.)  213,000  16,973
Allmerica Financial Corp.   314,000  13,796
Allstate Corp.   1,623,513  130,491
American International Group, Inc.   924,525  95,399
CIGNA Corp.   150,300  27,993
Equitable of Iowa Companies   35,100  2,352
General Re Corp.   139,900  27,770
Loews Corp.   248,600  28,076
MGIC Investment Corp.   769,300  44,092
Nationwide Financial Services, Inc. Class A  22,000  613
PMI Group, Inc.   332,700  19,068
Provident Companies, Inc.   21,100  1,420
Reliastar Financial Corp.   194,622  7,748
Torchmark Corp.   662,100  25,987
Travelers Property Casualty Corp. Class A  80,200  3,248
UNUM Corp.   58,700  2,678
  459,449
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.   290,900  26,108
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   520,500  14,932
TOTAL FINANCE   1,514,069
HEALTH - 4.3%
DRUGS & PHARMACEUTICALS - 1.7%
American Home Products Corp.   376,800  27,506
Amgen, Inc.   400,200  19,185
Astra AB Class A Free shares  2,366,966  43,783
Merck & Co., Inc.   120,000  11,993
Novartis AG (Reg.)  27,500  42,352
Schering-Plough Corp.   1,027,000  52,891
  197,710
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
Allegiance Corp.   32,160 $ 997
Bard (C.R.), Inc.   230,400  7,819
Baxter International, Inc.   113,600  5,936
Biomet, Inc.   547,000  13,128
Johnson & Johnson  62,600  3,607
St. Jude Medical, Inc. (a)   632,700  22,184
  53,671
MEDICAL FACILITIES MANAGEMENT - 2.2%
Columbia/HCA Healthcare Corp.   6,332,822  182,069
Humana, Inc. (a)   1,424,100  33,911
Tenet Healthcare Corp. (a)   911,500  26,547
United HealthCare Corp.   481,900  24,095
  266,622
TOTAL HEALTH   518,003
HOLDING COMPANIES- 0.1%
U.S. Industries, Inc.   444,600  12,893
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 1.0%
Alcatel Alsthom Compagnie Generale d'Electricite
SA sponsored ADR  37,000  983
Alcatel Alsthom Compagnie Generale d'Electricite SA  302,800  40,435
Emerson Electric Co.   137,800  7,941
General Electric Co.   624,500  42,505
Grainger (W.W.), Inc.   48,800  4,343
Scientific-Atlanta, Inc.   314,800  7,122
Westinghouse Electric Corp.   502,700  13,605
  116,934
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
Caterpillar, Inc.   715,100  38,572
Ultratech Stepper, Inc. (a)   361,600  12,294
  50,866
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.   194,500  7,403
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   175,203
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.4%
Cox Communications, Inc. Class A (a)  94,600 $ 2,607
Chancellor Trust Class I Unit (a)(d)  148  12,651
HSN, Inc. (a)  60,950  2,476
TCI Group Class A  277,582  5,690
Tele-Communications, Inc. (TCI) (Ventures Group) Series A  356,118
7,345
Time Warner, Inc.   296,035  16,042
  46,811
ENTERTAINMENT - 0.2%
Cedar Fair LP (depositary unit)  23,800  1,136
King World Productions, Inc.   68,600  2,967
MGM Grand, Inc.   9,700  421
Royal Carribean Cruises Ltd.   231,300  10,119
Viacom, Inc. (a):
Class A   168,100  5,285
 Class B (non-vtg.)   213,900  6,765
  26,693
LEISURE DURABLES & TOYS - 0.3%
Nintendo Co. Ltd. Ord.   394,400  37,035
LODGING & GAMING - 0.7%
Bally Gaming International, Inc. warrants 7/29/98 (a)  149,100  140
Circus Circus Enterprises, Inc. (a)   742,900  18,712
Fitzgeralds South, Inc. warrants 3/15/99 (a)(e)  1,640  -
Harrah's Entertainment, Inc. (a)   183,800  4,124
HFS, Inc. (a)   296,600  22,078
Mirage Resorts, Inc. (a)   763,800  23,009
Rio Hotel & Casino, Inc. (a)   47,400  992
Sun International Hotels Ltd. Ord. (a)   466,600  16,098
  85,153
PUBLISHING - 0.1%
Cognizant Corp.   206,000  8,395
US WEST Media Group  82,100  1,838
  10,233
RESTAURANTS - 0.4%
Brinker International, Inc. (a)   229,500  4,088
Lone Star Steakhouse Saloon (a)  202,900  4,236
McDonald's Corp.   641,800  30,565
Papa John's International, Inc. (a)   57,800  1,976
Wendy's International, Inc.   588,900  12,514
  53,379
TOTAL MEDIA & LEISURE   259,304
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 4.5%
BEVERAGES - 0.0%
PepsiCo, Inc.   78,600 $ 3,188
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   84,500  2,704
TOBACCO - 4.5%
Philip Morris Companies, Inc.   11,129,400  462,566
RJR Nabisco Holdings Corp.   2,152,795  74,002
  536,568
TOTAL NONDURABLES   542,460
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   72,100  1,788
Newmont Mining Corp.   191,390  8,601
  10,389
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 0.2%
Gap, Inc.   187,600  9,392
Lamonts Apparel, Inc. warrants 6/10/99 (a)  394,561  -
TJX Companies, Inc.   534,100  16,323
  25,715
DRUG STORES - 0.0%
CVS Corp.   93,600  5,324
GENERAL MERCHANDISE STORES - 1.6%
Federated Department Stores, Inc. (a)  773,500  33,357
Proffitts, Inc. (a)   121,100  7,175
Wal-Mart Stores, Inc.   4,000,000  146,500
  187,032
GROCERY STORES - 0.2%
Safeway, Inc. (a)  473,400  25,741
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
Circuit City Stores, Inc. - Circuit City Group 1,054,700 42,519 Comcast Corp. Class A 16,400 422
Corporate Express, Inc.(a)  342,900  7,244
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Home Depot, Inc.   2,549,200 $ 132,878
Lowe's Companies, Inc.   1,979,300  76,945
Officemax, Inc. (a)   990,175  15,038
Office Depot, Inc. (a)   311,750  6,293
PEAPOD, Inc.   19,100  239
Rex Stores Corp. (a)  122,900  1,383
Staples, Inc. (a)  413,700  11,428
Toys "R" Us, Inc. (a)   828,800  29,422
U.S. Office Products Co. (a)   309,000  10,892
Viking Office Products, Inc. (a)   432,100  9,398
  344,101
TOTAL RETAIL & WHOLESALE   587,913
SERVICES - 0.1%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   66,700  3,423
LEASING & RENTAL - 0.0%
Avis Rent A Car, Inc.   23,100  552
PRINTING - 0.0%
Donnelley (R.R.) & Sons Co.   60,700  2,165
SERVICES - 0.1%
Boron LePore & Associates, Inc.   7,300  169
Orion Network Systems, Inc. warrants 1/15/07 (a)  16,050  171
Reuters Holdings PLC ADR Class B  99,100  7,061
  7,401
TOTAL SERVICES   13,541
TECHNOLOGY - 8.2%
COMMUNICATIONS EQUIPMENT - 0.2%
Andrew Corp. (a)  147,500  3,863
Cisco Systems, Inc. (a)  189,300  13,831
Globalstar Telecommunications Ltd. warrants
2/15/04 (a)(e)  4,540  522
Nokia Corp. AB sponsored ADR  65,500  6,145
  24,361
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 1.8%
Advantage Learning Systems, Inc.   3,700 $ 93
Automatic Data Processing, Inc.   454,400  22,720
Ceridian Corp. (a)   525,400  19,440
CompUSA, Inc. (a)  230,000  8,050
CUC International, Inc. (a)   554,200  17,180
J.D. Edwards & Co.   8,800  295
Electronic Data Systems Corp.   1,076,800  38,226
E Trade Group, Inc.   21,100  992
First Data Corp.   591,600  22,222
Microsoft Corp. (a)  239,500  31,689
Netscape Communications Corp. (a)   35,500  1,278
Network Solutions, Inc. Class A   2,100  46
Oracle Corp. (a)  553,225  20,158
Paychex, Inc.   185,850  6,481
Policy Management Systems Corp. (a)  406,900  25,304
  214,174
COMPUTERS & OFFICE EQUIPMENT - 3.1%
Bay Networks, Inc. (a)   206,800  7,988
Compaq Computer Corp. (a)  1,443,700  107,916
Hewlett-Packard Co.   311,600  21,676
Ingram Micro, Inc. Class A (a)  62,600  1,694
International Business Machines Corp.   1,447,400  153,333
Quantum Corp.   70,200  2,690
SCI Systems, Inc. (a)  1,097,200  54,380
Tech Data Corp. (a)  370,700  17,052
Western Digital Corp.   138,100  5,533
  372,262
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. (a)   46,200  4,401
Cognex Corp. (a)  156,600  5,148
Lam Research Corp. (a)  454,500  21,134
Novellus Systems, Inc. (a)  74,200  9,349
Thermo Electron Corp. (a)   384,900  15,396
Varian Associates, Inc.   81,300  5,051
  60,479
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - 2.6%
AMP, Inc.   960,300 $ 51,436
Intel Corp.   1,094,500  101,036
Methode Electronics, Inc. Class A  93,900  2,418
Micron Technology, Inc. (a)  1,273,100  44,161
Molex, Inc.   192,978  7,864
Motorola, Inc.   89,300  6,418
Power-One, Inc.   3,300  46
Solectron Corp. (a)  2,276,700  101,314
Thomas & Betts Corp.   37,900  2,070
Uniphase Corp.   3,300  250
  317,013
TOTAL TECHNOLOGY   988,289
TRANSPORTATION - 0.5%
AIR TRANSPORTATION - 0.0%
Northwest Airlines Corp. Class A (a)  80,600  3,345
RAILROADS - 0.3%
Bombardier, Inc. Class B  277,300  5,622
Burlington Northern Santa Fe Corp.   88,000  8,503
CSX Corp.   369,900  21,639
  35,764
SHIPPING - 0.1%
Stolt-Nielsen SA Class B sponsored ADR  234,500  6,801
Stolt-Nielsen SA  95,600  2,545
  9,346
TRUCKING & FREIGHT - 0.1%
Roadway Express, Inc.   58,700  1,607
Yellow Corp. (a)  249,200  8,115
  9,722
TOTAL TRANSPORTATION   58,177
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 4.4%
CELLULAR - 1.7%
AirTouch Communications, Inc. (a)  1,827,400 $ 64,758
McCaw International Ltd. warrants 4/15/07 (a)(e)  10,130  25
SK Telecom Ltd. (a)  24  15
Vodafone Group PLC sponsored ADR  2,012,600  108,178
Vodafone Group PLC  4,956,523  26,722
  199,698
ELECTRIC UTILITY - 0.2%
American Electric Power Co., Inc.   177,700  8,085
Entergy Corp.   459,200  11,968
Niagara Mohawk Power Corp. (a)   223,800  2,140
PG&E Corp.   48,377  1,122
  23,315
GAS - 0.0%
Enron Corp.   106,700  4,108
TELEPHONE SERVICES - 2.5%
AT&T Corp.   340,700  15,097
Ameritech Corp.   376,700  25,051
Bell Atlantic Corp.   514,322  41,371
BellSouth Corp.   687,100  31,778
Deutsche Telekom AG  191,700  3,695
MCI Communications Corp.   2,449,300  71,948
NEXTLINK Communications, Inc.:
Class A  10,000  240warrants 2/1/09 (a)  128,840  -
SBC Communications, Inc.   448,040  27,498
Sprint Corp.   1,508,000  75,400
WorldCom, Inc. (a)   192,600  6,813
  298,891
TOTAL UTILITIES   526,012
TOTAL COMMON STOCKS
(Cost $4,267,195)   6,568,299
NONCONVERTIBLE PREFERRED STOCKS - 1.4%
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Crown America Realty Trust Series A 11% pay-in kind 71,592 $ 3,794 Walden Residential Properties, Inc. 9.20% 141,900 3,619
  7,413
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.1%
American Annuity Group Capital Trust II 8 3/4%  4,320  4,666
SIG Capital Trust I 9 1/2% (a)(e)  1,399  1,431
  6,097
SAVINGS & LOANS - 0.1%
California Federal Preferred Capital Corp. 9 1/8%   482,929  12,616
TOTAL FINANCE   18,713
HEALTH - 0.0%
MEDICAL FACILITIES MANAGEMENT - 0.0%
Fresenius Medical Care Capital Trust 9%  2,131  2,226
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Echostar Communications Corp. 12 1/8% pay-in-kind  3,209  3,369
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.8%
Adelphia Communications Corp. 13% (e)  42,355  4,701
American Radio Systems Corp. 11 3/8% pay-in-kind 80,941 9,470 Cablevision System Corp. 11 1/8%
depositary shares pay-in-kind  201,808  22,098
CapStar Broadcasting Partners, Inc. 12% pay-in-kind   1,798  199
Chancellor Media Corp.:
12% pay-in-kind (e)  54,149  6,200
 $12.25 Series A   32,994  4,487
Granite Broadcasting Corp. 12 3/4% pay-in-kind  4,809  5,073
SFX Broadcasting, Inc. 12 5/8%  64,111  7,405
Sinclair Capital 11 5/8%  82,440  8,945
Time Warner, Inc., Series M, 10 1/4% pay-in-kind  24,891  28,376
  96,954
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.1%
K-III Communications Corp.:
Series B, $11.625 pay-in-kind  5,800 $ 631
 Series D, $10  91,921  9,767
  10,398
TOTAL MEDIA & LEISURE   107,352
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B, 14 7/8%  18,400  1,858
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp. $3.52 pay-in-kind 70,123 1,464 TECHNOLOGY - 0.0%
COMMUNICATIONS EQUIPMENT - 0.0%
Intermedia Communications, Inc. 13 1/2% pay-in-kind  4,014  4,817
UTILITIES - 0.2%
CELLULAR - 0.1%
Nextel Communications Corp. 13% pay-in-kind (e) 5,848 6,755 TELEPHONE SERVICES - 0.1%
IXC Communications, Inc. 12 1/2% pay-in-kind (e) 4,150 4,814 NEXTLINK Communications, Inc. 14% pay-in-kind 138,067 8,836
  13,650
TOTAL UTILITIES   20,405
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $153,775)   167,617
NONCONVERTIBLE BONDS - 18.4%
 MOODY'S RATINGS  PRINCIPAL
 (UNAUDITED) (C) AMOUNT (000S)
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.0%
Argo-Tech Corp. 8 5/8%, 10/1/07 (e)  B3 $ 350  350
Be Aerospace, Inc. 9 7/8%, 2/1/06  B2  3,260  3,505
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  1,840  2,075
  5,930
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
AEROSPACE & DEFENSE - CONTINUED
DEFENSE ELECTRONICS - 0.2%
Raytheon Co. 6.45%, 8/15/04  Baa $ 16,920 $ 16,903
Tracor, Inc. 8 1/2%, 3/1/07   B1  3,380  3,452
  20,355
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
9 1/4%, 12/1/06  B1  11,330  11,925
TOTAL AEROSPACE & DEFENSE   38,210
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee 9 3/4%, 10/1/03  B1  4,840  5,009
General Chemical Corp. 9 1/4%, 8/15/03  B2  3,850  3,966
Huntsman Corp. 9 1/2%, 7/1/07 (e)  B2  5,980  6,264
Sterling Chemicals, Inc. 11 1/4%, 4/1/07  B3  5,380  5,864
  21,103
IRON & STEEL - 0.0%
Keystone Consolidated Industries, Inc.
9 5/8%, 8/1/07 (e)  B2  1,730  1,776
PACKAGING & CONTAINERS - 0.1%
BWAY Corp. 10 1/4%, 4/15/07 (e)  B2  4,270  4,622
Silgan Holdings, Inc. 9%, 6/1/09  B1  2,650  2,703
U.S. Can Corp. 10 1/8%, 10/15/06  B1  1,650  1,749
  9,074
PAPER & FOREST PRODUCTS - 0.1%
Florida Coast Paper Co. LLC/Florida Coast Paper
Finance Corp., Series B, 12 3/4%, 6/1/03  Caa  2,680  2,894
Omega Cabinets Ltd. 10 1/2%, 6/15/07 (e)    B3  3,620  3,738
Repap New Brunswick, Inc. yankee:
9 7/8%, 7/15/00  B2  480  485
 10 5/8%, 4/15/05  Caa  2,150  2,118
Riverwood International Corp. 10 1/4%, 4/1/06  B3  2,650  2,716
Stone Container Corp. 10 3/4%, 10/1/02  B1  7,300  7,811
  19,762
TOTAL BASIC INDUSTRIES   51,715
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
Nortek, Inc.:
9 1/4%, 3/15/07  Ba3 $ 2,310 $ 2,345
 9 1/8%, 9/1/07 (e)  B1  4,530  4,575
  6,920
CONSTRUCTION - 0.0%
U.S. Home Corp. 8.88%, 8/15/07   B1  4,610  4,702
TOTAL CONSTRUCTION & REAL ESTATE   11,622
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Aftermarket Technology Corp. 12%, 8/1/04  B3  1,845  2,055
Blue Bird Body Co. 10 3/4%, 11/15/06  B2  4,050  4,344
Tennessee Gas Pipeline Co. 7%, 3/15/27  Baa  7,970  8,184
United Auto Group, Inc. 11%, 7/15/07 (e)  B3  3,680  3,836
  18,419
TEXTILES & APPAREL - 0.4%
Dyersburg Corp. 9 3/4%, 9/1/07 (e)  B2  2,110  2,163
GFSI, Inc. 9 5/8%, 3/1/07  B3  4,520  4,633
Levi Strauss & Co. 7%, 11/1/06 (e)  Baa  31,050  31,540
Nine West Group, Inc. 9%, 8/15/07 (e)  Ba3  11,720  11,808
  50,144
TOTAL DURABLES   68,563
ENERGY - 0.6%
COAL - 0.1%
Anker Coal Group, Inc. 9 3/4%, 10/1/07 (e)  B3  9,740  9,886
OIL & GAS - 0.5%
Belden & Blake Corp. 9 7/8%, 6/15/07 (e)  B3  1,560  1,583
Chesapeake Energy Corp.:
7 7/8%, 3/15/04  Ba3  900  878
 8 1/2%, 3/15/12  Ba2  250  243
Energy Corp. of America 9 1/2%, 5/15/07  B2  7,970  8,010
Flores & Rucks, Inc. 9 3/4%, 10/1/06  B3  5,690  6,074
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Gulf Canada Resources Ltd. yankee
9 5/8%, 7/1/05  Ba2 $ 3,250 $ 3,543
Lomak Petroleum, Inc. 8 3/4%, 1/15/07  B1  1,500  1,504
Occidental Petroleum Corp.:
6.39%, 11/9/00  Baa  3,000  2,997
 8 1/2%, 11/9/01  Baa  4,370  4,681
Ocean Energy, Inc. 8 7/8%, 7/15/07 (e)  B3  5,310  5,301
Pennzoil Co. 9 5/8%, 11/15/99  Baa  7,220  7,693
Petsec Energy, Inc. 9 1/2%, 6/15/07 (e)  B3  1,280  1,318
Union Oil Co. 7.67%, 4/19/02  Baa  9,660  10,127
United Refining Co. 10 3/4%, 6/15/07 (e)  B2  2,140  2,188
  56,140
TOTAL ENERGY   66,026
FINANCE - 7.4%
ASSET-BACKED SECURITIES 1.6%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19   Ba2  14,820  16,821
Caterpillar Financial Asset Trust
6.55%, 5/22/02   A3  3,000  3,022
CPS Auto Grantor Trust 6.55%, 12/15/02   Aaa  9,330  9,359
Contimortgage Home Equity Loan Trust
6.26%, 7/15/12   Aaa  13,310  13,327
Green Tree Financial Corp.:
6 1/2%, 6/15/27   Aaa  6,200  6,229
 6.80%, 6/15/27   Aaa  6,500  6,589
 6.45%, 9/15/28   Aaa  10,250  10,292
 6.68%, 1/15/29.   AAA  18,680  18,803
MBNA Master Credit Card Trust II
6.50%, 1/15/07  Aaa  26,970  27,172
Olympic Automobile Receivables Trust:
6.40%, 9/15/01   Aaa  13,560  13,697
 6.70%, 3/15/02   Aaa  6,680  6,764
Premier Auto Trust:
 8.05%, 4/4/00  Aaa  23,540  23,838
6%, 5/6/00   Aaa  8,060  8,065
 6.34%, 1/6/03  Aaa  20,000  20,087
WFS Financial Owner Trust 6.55%, 10/20/04  Aaa  11,150  11,200
  195,265
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
FINANCE - CONTINUED
BANKS - 1.9%
ABN Amro Bank NV 6 5/8%, 10/31/01  Aa3 $ 21,500 $ 21,711
Banc One Corp.:
6.70%, 3/24/00  Aa3  12,560  12,712
 6 1/4%, 9/1/00  Aa3  13,240  13,257
BanPonce Financial Corp. 7.72%, 4/13/00  A3  7,000  7,191
BanPonce Corp. 6.665%, 3/5/01  A3  13,900  14,024
BanPonce Trust I 8.327%, 2/1/27 (e)  Baa  20,520  21,210
Bankers Trust Co. 5.66%, 7/21/98  -  25,500  25,491
Capital One Bank:
6.74%, 5/31/99  Baa  12,500  12,602
 7.20%, 7/19/99  Baa  28,000  28,389
 6.42%, 11/12/99  Baa  14,000  14,003
Den Danske Bank AS 7.40%, 6/15/10 (e)(g)  A1  13,080  13,495
Midland Bank PLC yankee 7 5/8%, 6/15/06  Aa3  10,700  11,290
NB Capital Trust IV 8 1/4%, 4/15/27  A1  10,000  10,522
Summit Bancorp. 8 5/8%, 12/10/02  BBB  5,500  5,973
Union Planters National Bank
6.81%, 8/20/01  A3  10,000  10,138
  222,008
CREDIT & OTHER FINANCE - 3.1%
AT&T Capital Corp.:
6.39%, 1/22/99  Baa  24,900  25,046
 6.26%, 2/18/99  Baa  5,350  5,368
 6.41%, 8/13/99  Baa  24,000  24,069
 6.16%, 12/3/99  Baa  9,000  8,973
Advanced Accessory Systems LLC/AAC
Capital Corp. 9 3/4%, 10/1/07 (e)  B3  5,410  5,410
Ahmanson Capital Trust I
8.36%, 12/1/26 (e)  Baa  13,000  13,584
BCH Cayman Islands Ltd. yankee
7.70%, 7/15/06  A3  3,500  3,664
CIT Group Holdings, Inc. 6 1/4%, 10/4/99  Aa3  20,500  20,541
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  23,400  23,502
Equimar Shipholdings Ltd. 9 7/8%, 7/1/07 (e)  B3  4,180  4,013
Finova Capital Corp. 6.12%, 5/28/02  Baa  7,000  6,904
First Security Capital I 8.41%, 12/15/26  A3  5,290  5,610
Ford Motor Credit Co.:
 5.73%, 2/23/00  A1  11,500  11,390
 5.83%, 2/28/00  A1  22,550  22,382
 6.65%, 5/22/00  A1  28,700  29,013
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Ford Motor Credit Co.:
 6.20%, 3/12/01  A1 $ 10,000 $ 9,971
 6.57%, 3/19/01  A1  11,300  11,395
 7%, 9/25/01  A1  19,000  19,416
General Electric Capital Corp.
6.94%, 4/13/09 (k)  Aaa  22,500  22,784
General Motors Acceptance Corp.
6 3/4%, 7/10/02  A3  22,160  22,347
GreenPoint Capital Trust I 9.10%, 6/1/27 (e)  Ba1  3,400  3,585
Heller Financial, Inc. 7 7/8%, 11/1/99  A2  15,530  16,009
Household Finance Corp. 5.688%, 6/4/98 (g)  -  27,000  27,000
KeyCorp Institutional Capital Series A
7.826%, 12/1/26  A1  11,420  11,470
Nordstrom Credit, Inc. 7 1/4%, 4/30/02  A2  10,500  10,842
U.S. West Capital Funding, Inc. 6.95%, 1/15/37  Baa  10,590  10,800
  375,088
INSURANCE - 0.2%
Reliance Group 9 3/4%, 11/15/03  B1  5,580  5,873
SunAmerica, Inc. 6.20%, 10/31/99  Baa  17,000  17,000
  22,873
SAVINGS & LOANS - 0.4%
Chevy Chase Savings Bank FSB:
9 1/4%, 12/1/05  B1  2,670  2,697
 9 1/4%, 12/1/08  B1  4,910  4,984
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B3  8,210  9,257
Great West Financial Trust II 8.206%, 2/1/27  A3  12,350  12,726
Great Western Financial Corp. 8.60%, 2/1/02  A3  7,000  7,541
Home Savings of America FSB 6 1/2%, 8/15/04  A3  8,080  8,015
Long Island Savings Bank 7%, 6/13/02  Baa  7,200  7,235
  52,455
SECURITIES INDUSTRY - 0.2%
Merrill Lynch & Co., Inc. 5.6063%, 7/28/98 (g)  -  25,000  25,000
TOTAL FINANCE   892,689
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
HEALTH - 0.4%
DRUGS & PHARMACEUTICALS - 0.0%
ICN Pharmaceuticals, Inc. 9 1/4%, 8/15/05 (e)  B1 $ 2,760 $ 2,878
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Graham-Field Health Products, Inc.
9 3/4%, 8/15/07 (e)  B3  6,420  6,677
McKesson Corp. 6.60%, 3/1/00  A3  13,610  13,725
  20,402
MEDICAL FACILITIES MANAGEMENT - 0.2%
Integrated Health Services, Inc. (e):
9 1/2%, 9/15/07   B2  7,480  7,676
 9 1/4%, 1/15/08   B2  2,770  2,805
Tenet Healthcare Corp. 8 5/8%, 1/15/07  Ba3  12,370  12,772
Vencor, Inc. 8 5/8%, 7/15/07 (e)  B1  2,610  2,646
  25,899
TOTAL HEALTH   49,179
HOLDING COMPANIES - 0.2%
Norfolk Southern Corp. 7.05%, 5/1/37  Baa  21,900  22,716
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Bucyrus International, Inc. 9 3/4%, 9/15/07 (e)  B1  6,080  6,140
Continental Global Group, Inc. 11%, 4/1/07  B2  2,110  2,258
Exide Corp. 10%, 4/15/05  B1  1,640  1,755
Goss Graphic System, Inc. 12%, 10/15/06  B2  5,660  6,339
  16,492
POLLUTION CONTROL - 0.2%
Allied Waste North America 10 1/4%, 12/1/06  B3  1,870  2,043
Envirosource, Inc. 9 3/8%, 6/15/03 (e)  B3  2,400  2,418
WMX Technologies, Inc. 7.10%, 8/1/26  A3  13,025  13,573
  18,034
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,526
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
MEDIA & LEISURE - 3.1%
BROADCASTING - 1.9%
ACME Television/ACME Financial Corp.
0%, 9/30/04 (e)(f)  B3 $ 1,270 $ 930
Adelphia Communications Corp.:
9 1/2%, 2/15/04  B3  14,514  14,082
 9 7/8%, 3/1/07  B3  1,930  1,988
Comcast UK Cable Partners Ltd. 0%, 11/15/07 (f)  B2  420  321
CapStar Broadcasting Partners, Inc.:
9 1/4%, 7/1/07  B2  8,840  9,061
 0%, 2/1/09 (f)  B3  3,690  2,583
Cablevision System Corp.:
9 1/4%, 11/1/05  B1  4,110  4,295
 9 7/8%, 5/15/06  B1  4,195  4,520
 9 7/8%, 2/15/13  B1  960  1,037
Century Communications Corp. 8 3/4%, 10/1/07 Ba3 7,840 7,830 Diamond Cable Communications PLC yankee
0%, 9/30/04 (f)  B3  5,450  4,769
Echostar Satellite Broadcasting Corp.
0%, 3/15/04 (f)  Caa  3,180  2,659
Fox/Liberty Networks LLC/FLN Finance, Inc.
0%, 8/15/07 (e)(f)  B1  4,795  3,051
Frontiervision Holdings LP/Frontiervision Holdings
Capital Corp. 0%, 9/15/07 (e)(f)  Caa  7,820  5,327
Frontiervision Operating Partners
LP/Frontiervision Capital Corp.
11%, 10/15/06  B3  8,620  9,374
Granite Broadcasting Corp.:
10 3/8%, 5/15/05  B3  2,850  2,943
 9 3/8%, 12/1/05  B3  4,800  4,764
Intermedia Capital Partners IV LP/Intermedia
Partners IV Capital Corp. 11 1/4%, 8/1/06  B2  2,850  3,149
International Cabletel, Inc. 0%, 2/1/06 (f)  B3  4,550  3,401
Lenfest Communications, Inc. 8 3/8%, 11/1/05  Ba3  4,720  4,750
NTL, Inc. 10%, 2/15/07  B3  7,530  7,850
Olympus Communications LP/Olympus Capital
Corp. 10 5/8%, 11/15/06  B1  3,290  3,566
Panamsat Corp. 12 3/4%, 4/15/05 pay-in-kind  -  613  723
Rogers Cablesystems Ltd. yankee
11%, 12/1/15  B2  5,370  6,149
SFX Broadcasting, Inc. 10 3/4%, 5/15/06  B3  2,550  2,792
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
TCI Communications Financing III
9.65%, 3/31/27  Ba3 $ 12,650 $ 14,057
TCI Communications, Inc.:
 7 3/8%, 2/15/00  Ba1  3,550  3,611
 8.65%, 9/15/04  Ba1  13,100  14,179
 6.82%, 9/15/10 (g)  Ba1  19,280  19,355
Telemundo Group, Inc. 7%, 2/15/06 (k)  B1  7,130  7,005
Tele-Communications, Inc. 9 1/4%, 4/15/02  Ba1  8,500  9,267
Telewest PLC 0%, 10/1/07 (f)  B1  13,030  9,773
Time Warner, Inc.:
7.95%, 2/1/00  Ba1  25,200  26,019
 7 3/4%, 6/15/05  Ba1  10,350  10,745
 9.15%, 2/1/23  Ba1  3,550  4,108
  230,033
ENTERTAINMENT - 0.3%
AMC Entertainment, Inc. 9 1/2%, 3/15/09  B2  9,890  10,063
Ameristar Casinos, Inc. 10 1/2%, 8/1/04 (e)  B3  3,620  3,647
Bally Total Fitness Holding Corp.
9 7/8%, 10/15/07 (e)  B3  7,110  7,110
Cinemark USA, Inc. 9 5/8%, 8/1/08  B2  1,130  1,158
Hollywood Theaters, Inc. 10 5/8%, 8/1/07 (e)  B3  630  669
Regal Cinemas, Inc. 8 1/2%, 10/1/07 (e)  B1  230  230
Viacom, Inc. 8%, 7/7/06  B1  10,390  10,325
  33,202
LODGING & GAMING - 0.4%
American Skiing Co. 12%, 7/15/06  B3  8,130  9,045
Courtyard by Marriott II LP/Courtyard II
Finance Co., Series B, 10 3/4%, 2/1/08  B-  3,800  4,123
HMC Acquisition Properties, Inc. 9%, 12/15/07  Ba3  6,000  6,165
HMH Properties, Inc.:
9 1/2%, 5/15/05  Ba3  11,600  12,208
8 7/8%, 7/15/07 (e)  Ba3  5,180  5,310
Horseshoe Gaming LLC 9 3/8%, 6/15/07 (e)  B3  1,340  1,385
Prime Hospitality Corp. 9 3/4%, 4/1/07  -  5,400  5,704
Speedway Motorsports, Inc.
8 1/2%, 8/15/07 (e)  Ba3  170  171
Sun International Hotels Ltd./Sun International
North America, Inc. yankee 9%, 3/15/07  Ba3  5,120  5,286
  49,397
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.3%
Garden State Newspapers, Inc. 10/1/09 (e)  B1 $ 4,917 $ 4,954
News America Holdings, Inc.
7.70%, 10/30/25  Baa  24,320  23,862
Sun Media Corp. yankee:
9 1/2%, 2/15/07  B3  3,950  4,088
 9 1/2%, 5/15/07  B3  1,050  1,087
  33,991
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%, 6/1/02  B3  5,990  6,170
Host Marriott Travel Plazas, Inc.
9 1/2%, 5/15/05  Ba3  10,870  11,441
SC International Services, Inc.
9 1/4%, 9/1/07 (e)  B2  4,090  4,151
  21,762
TOTAL MEDIA & LEISURE   368,385
NONDURABLES - 0.6%
FOODS - 0.2%
Chiquita Brands International, Inc.
9 5/8%, 1/15/04  B1  4,370  4,654
ConAgra, Inc. 7 1/8%, 10/1/26  Baa  13,500  14,103
  18,757
HOUSEHOLD PRODUCTS - 0.1%
Playtex Products, Inc. 8 7/8%, 7/15/04 (e)  B1  4,190  4,232
Revlon Consumer Products Corp.
10 1/2%, 2/15/03  B3  7,070  7,503
  11,735
TOBACCO - 0.3%
Philip Morris Companies, Inc.:
7 1/4%, 9/15/01  A2  13,780  14,090
 7%, 7/15/05  A2  13,480  13,479
 6.95%, 6/1/06  A2  12,680  12,937
  40,506
TOTAL NONDURABLES   70,998
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
RETAIL & WHOLESALE - 1.3%
APPAREL STORES - 0.1%
AnnTaylor, Inc. 8 3/4%, 6/15/00  B3 $ 7,960 $ 7,900
Lamonts Apparel, Inc. 10 1/4%, 11/1/99
pay-in-kind (e)(j)  -  13,118  525
Specialty Retailers, Inc. 8 1/2%, 7/15/05  Ba3  2,280  2,337
  10,762
GENERAL MERCHANDISE STORES - 0.7%
Dayton Hudson Corp.:
6.80%, 10/1/01  Baa  9,500  9,635
 7 1/2%, 7/15/06  Baa  9,000  9,390
Federated Department Stores, Inc.:
10%, 2/15/01   Baa  19,900  22,024
 8 1/8%, 10/15/02   Baa  6,340  6,749
 6.79%, 7/15/27  Baa  8,750  8,830
K mart Corp.:
12 1/2%, 3/1/05  Ba3  5,810  7,088
 7 3/4%, 10/1/12  Ba3  670  640
 8 1/4%, 1/1/22  Ba3  5,420  5,217
Parisian, Inc. 9 7/8%, 7/15/03  B1  6,110  6,461
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  12,720  12,919
  88,953
GROCERY STORES - 0.5%
Ameriserve Food Distribution, Inc.
10 1/8%, 7/15/07 (e)  B3  3,980  4,139
Di Giorgio Corp. 10%, 6/15/07 (e)  B3  6,310  6,263
Fleming Companies, Inc. 10 5/8%, 7/31/07 (e)  B3  5,110  5,378
Kroger Co. 8.15%, 7/15/06  Baa  7,000  7,557
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02  Caa  6,660  6,876
 9 5/8%, 5/1/03  B3  15,840  15,663
 0%, 11/1/03 (f)  Caa  1,170  829
Pueblo Xtra International, Inc.
9 1/2%, 8/1/03  B3  7,500  7,439
Randalls Food Markets, Inc.
9 3/8%, 7/1/07 (e)  B2  4,650  4,697
Windy Hill Pet Food, Inc.
9 3/4%, 5/15/07 (e)  B3  3,230  3,359
  62,200
TOTAL RETAIL & WHOLESALE   161,915
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
SERVICES - 0.4%
ADVERTISING - 0.0%
Lamar Advertising Co. 8 5/8%, 9/15/07 (e)  B1 $ 2,610 $ 2,600
LEASING & RENTAL - 0.3%
Hollywood Entertainment Corp.
10 5/8%, 8/15/04 (e)  B2  2,430  2,488
PHH Corp. 5.6463%, 6/11/98 (g)  -  27,000  26,997
  29,485
PRINTING - 0.0%
Sullivan Graphics, Inc. 12 3/4%, 8/1/05  Caa  4,150  4,233
SERVICES - 0.1%
Borg-Warner Security Corp. 9 5/8%, 3/15/07  B3  2,750  2,846
Orion Network Systems, Inc.:
0%, 1/15/07 (f)  B2  11,870  8,072
 11 1/4%, 1/15/07  B2  4,180  4,525
  15,443
TOTAL SERVICES   51,761
TECHNOLOGY - 0.4%
COMMUNICATIONS EQUIPMENT - 0.0%
Echostar Communications Corp. secured discount
0%, 6/1/04 (f)  B2  4,320  3,894
COMPUTER SERVICES & SOFTWARE - 0.1%
Federal Data Corp. 10 1/8%, 8/1/05 (e)  B3  4,460  4,549
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc.:
7.21%, 7/2/01  Baa  12,000  12,336
 6 3/8%, 11/30/01  Baa  13,775  13,721
  26,057
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc. 11%, 8/1/03 Ba1 3,610 4,034 Communications Instruments, Inc.
10%, 9/15/04 (e)  B3  330  337
Fairchild Semiconductor Corp.:
10 1/8%, 3/15/07   B2  3,850  4,110
 11.74%, 3/15/08 pay-in-kind (d)  -  5,110  5,085
  13,566
TOTAL TECHNOLOGY   48,066
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc. 9 7/8%, 5/15/00  Baa $ 6,000 $ 6,482
US Air, Inc.:
 9 5/8%, 2/1/01  B3  5,960  6,198
 10%, 7/1/03  B3  6,320  6,573
 10 3/8%, 3/1/13  B1  7,655  8,498
  27,751
RAILROADS - 0.1%
Burlington Northern Santa Fe Corp.
7.29%, 6/1/36  Baa  10,500  11,077
TOTAL TRANSPORTATION   38,828
UTILITIES - 2.0%
CELLULAR - 0.5%
Clearnet Communications, Inc. yankee
0%, 12/15/05 (f)  B3  8,780  6,805
Globalstar LP/Globalstar Capital C Corp.
11 3/8%, 2/15/04  B3  1,750  1,820
Millicom International Cellular SA
0%, 6/1/06 (f)  B3  6,490  5,022
McCaw International Ltd. 0%, 4/15/07 (f)  CCC  10,130  6,129
MGC Communications, Inc.
13%, 10/1/04 unit (e)  Caa  1,870  1,931
Nextel Communications, Inc. 0%, 9/15/07 (e)(f)  B3  15,111  9,312
Paging Network, Inc. 8.875%, 2/1/06  B2  1,900  1,862
Rogers Communications, Inc. 8 7/8%, 7/15/07  B2  7,010  7,063
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba1  14,960  15,158
 7 1/2%, 3/1/06  Ba1  9,150  9,369
Telesystem International Wireless, Inc.
0%, 6/30/07 (e)(f)  Caa  820  515
  64,986
ELECTRIC UTILITY - 0.6%
AES Corp. 8 3/8%, 8/15/07  Ba1  3,510  3,519
CalEnergy, Inc. 9 1/2%, 9/15/06  Ba2  2,670  2,884
Calpine Corp. 8 3/4%, 7/15/07 (e)  Ba3  8,800  8,976
Commonwealth Edison Co. 7 3/8%, 9/15/02  Baa  15,380  15,839
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Israel Electric Corp. yankee
7 7/8%, 12/15/26 (e)  A3 $ 9,540 $ 9,987
Long Island Lighting Co. 8 5/8%, 4/15/04  Ba1  18,250  18,622
NIPSCO Capital Markets, Inc. 7.39%, 4/1/04  Baa  12,700  13,101
  72,928
TELEPHONE SERVICES - 0.9%
GCI, Inc. 9 3/4%, 8/1/07  B2  400  415
Hyperion Telecommunicaitons, Inc.:
 Series B, 0%, 4/15/03 (f)  -  4,530  3,137
 12 1/4%, 9/1/04 (e)  -  6,770  7,379
ICG Holdings, Inc. 0%, 9/15/05 (f)  -  5,060  4,048
McLeod USA, Inc.:
0%, 3/1/07 (f)  B3  7,220  5,090
 9 1/4%, 7/15/07 (e)  B3  3,000  3,165
NEXTLINK Communications, Inc.
9 5/8%, 10/1/07  B3  5,400  5,576
Teleport Communications Group, Inc.
0%, 7/1/07 (f)  B1  7,270  5,652
Winstar Equipment 12 1/2%, 3/15/04  B3  4,670  5,137
WorldCom, Inc.:
 9 3/8%, 1/15/04  Ba1  10,620  11,295
 8 7/8%, 1/15/06  Ba1  9,729  10,483
 7 3/4%, 4/1/07   Ba1  38,000  39,837
  101,214
TOTAL UTILITIES   239,128
TOTAL NONCONVERTIBLE BONDS
(Cost $2,172,673)   2,214,327
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 5.4%
U.S. TREASURY OBLIGATIONS - 3.4%
7 3/4%, 12/31/99  Aaa  27,225  28,297
6 7/8%, 3/31/00  Aaa  14,780  15,122
10 3/4%, 5/15/03  Aaa  7,360  8,980
11 7/8%, 11/15/03  Aaa  28,988  37,408
12 3/8%, 5/15/04  Aaa  48,000  64,132
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
U.S. TREASURY OBLIGATIONS - CONTINUED
7%, 7/15/06  Aaa $ 53,730 $ 56,652
11 3/4%, 2/15/10 (callable)  Aaa  21,750  28,764
12 3/4%, 11/15/10 (callable)  Aaa  36,500  51,431
8 7/8%, 2/15/19  Aaa  21,610  27,553
7 1/4%, 2/15/23  Aaa  15,468  16,676
6 1/2%, 11/15/26  Aaa  76,433  76,898
TOTAL U.S. TREASURY OBLIGATIONS   411,913
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.0%
Federal Home Loan Bank:
7.70%, 9/20/04  Aaa  2,360  2,540
 8.09%, 12/28/04  Aaa  11,000  12,103
 6.85%, 5/26/05  Aaa  10,000  10,269
Federal Home Loan Mortgage Corp.
7.35%, 3/22/05  Aaa  5,000  5,284
Federal National Mortgage Association:
 6.97%, 4/8/04  Aaa  21,970  22,756
 7.49%, 3/2/05  Aaa  4,725  5,042
 6.44%, 6/21/05   Aaa  3,500  3,510
Financing Corp. stripped principal:
0%, 4/15/02 to 12/6/02  Aaa  8,345  6,219
 0%, 2/3/03 to 12/6/03  Aaa  5,417  3,781
 0%, 5/2/04  Aaa  4,033  2,676
 0%, 8/8/05 to 11/30/05  Aaa  7,148  4,339
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-
Import Bank) Series 1994-A, 7.12%, 4/15/06  Aaa  24,050  24,797
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 0%, 11/15/01  Aaa  15,700  12,243
  8%, 11/15/01  Aaa  5,700  6,074
  6 5/8%, 8/15/03  Aaa  22,140  22,589
  5 5/8%, 9/15/03  Aaa  26,920  26,161
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL    AMOUNT (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
U.S. Department of Housing and Urban
Development Government guaranteed
participation certificates Series 1996-A:
 6.73%, 8/1/02  Aaa $ 21,675 $ 22,137
  6.83%, 8/1/03  Aaa  11,700  11,988
  7.57%, 8/1/13  Aaa  10,090  10,515
U.S. Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) 6.69%, 1/15/09 (e)  Aaa  18,416  18,654
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   233,677
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $634,196)   645,590
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 5.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.8%
5 1/2%, 8/1/02 to 5/1/03   Aaa  12,961  12,535
6%, 10/1/23 to 9/1/25  Aaa  13,069  12,464
7%, 5/1/99 to 7/1/01   Aaa  5,558  5,613
7 1/2%, 6/1/27 to 7/1/27   Aaa  21,357  21,737
7 1/2%, 10/1/27 (l)  Aaa  37,500  38,191
8 1/2%, 2/1/19 to 8/1/22  Aaa  344  362
         90,902
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.8%
5 1/2%, 10/1/02 to 2/1/26  Aaa  22,426  21,645
6%, 4/1/00 to 6/1/26  Aaa  160,630  155,794
6 1/2%, 7/1/25 to 6/1/26   Aaa  164,730  160,550
7%, 5/1/00 to 9/1/27  Aaa  63,767  63,568
7 1/2%, 6/1/22 to 4/1/24   Aaa  59  60
7 1/2%, 10/1/27 (l)   Aaa  60,772  61,764
         463,381
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.9%
6%, 10/15/08 to 12/15/10   Aaa  32,684  32,184
6 1/2%, 12/15/07 to 8/15/09   Aaa  66,659  66,713
8%, 4/15/24 to 12/15/25   Aaa  6,200  6,413
         105,310
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $640,970)   659,593
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
  PRINCIPAL    AMOUNT (000S)
PRIVATE SPONSOR - 0.0%
Credit-Based Asset Servicing and Securitization
LLC Series 1997-2 Class 2-B,
7.2891%, 12/29/25 (e)(j) (Cost $1,808)  Ba3 $ 3,400 $ 1,817
COMMERCIAL MORTGAGE SECURITIES - 1.3%
American Southwest Financial Securities
Series 1994-C2 Class B2,
11.683%, 12/25/01 (e)(g)  -  3,880  3,919
Bardell Associates Note Trust
 12 1/2%, 11/1/08 (d)   -  17,351  18,435
Blackrock Capital Funding LLC Series 1996
Class C2, 7.620%, 11/16/26 (e)(g)  AAA  2,652  2,678
BKB Commercial Mortgage Trust Series 1997-C1
Class D, 7.83%, 2/25/43 (e)(g)  BBB  5,378  5,458
Berkeley Federal Bank & Trust FSB Series 1994
Class 1-B, 7.739%, 8/1/24 (e)(g)  -  2,280  1,709
CS First Boston Mortgage Securities Corp. (e)(g):
Series 1994-CFB1 Class E, 7.672%, 1/25/28  Baa  3,795  3,722
 Series 1995-AEWI Class E,
 9.809%, 11/25/27  -  3,110  3,177
Equitable Life Assurance Society of the
United States (The) (e):
 Series 174 Class B1, 7.33%, 5/15/06   Aa2  10,400  10,896
  Series 1996-1 Class C1, 7.52%, 5/15/06  A2  8,000  8,442
  Series 174, Class D1, 7.77%, 5/15/06   Baa  6,800  7,236
Franchise Mortgage Acceptance Company
LLC Loan Receivables Trust Series 1997-A
Class E, 8.104%, 4/15/19 (e)(g)  -  1,471  1,416
Franchise Mortgage Acceptance Corp.
sequential pay, Series 1997-B Class E,
7.89%, 9/15/19 (e)(g)  -  1,407  1,266
First Chicago/Lennar Trust I Series 1997-CHL1 (g):
Class D, 8.1338%, 5/29/08  -  2,000  1,989Class E, 8.1338%, 4/1/39   -
3,800  3,139
General Motors Acceptance Corp. Commercial
Mortgage Securities, Inc. Series 1996-C1
Class F, 7.86%, 11/15/06 (e)  Ba3  1,250  1,204
GS Mortgage Securities Corp. II Series 1997-GL
Class A2-B, 6.86%, 7/13/30  Aaa  13,230  13,499
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
  PRINCIPAL    AMOUNT (000S)
Kidder Peabody Acceptance Corp. sequential pay,
Series 1993-M1 Class A-2, 7.15%, 4/25/25  Aa2 $ 6,659 $ 6,677
Merrill Lynch Mortgage Investments, Inc.
Series 1994 Class M1-E,
8.1039%, 6/25/22 (e)(g)  Ba2  1,060  1,069
Morgan Stanley Capital I, Inc. sequential pay
Series 1997-C1 Class A-1C, 7.63%, 2/15/20  Aaa  13,690  14,352
NB Commercial Mortgage sequential pay, Series
FSI Class A, 7.187%, 10/20/23 (e)  -  4,104  4,127
Oregon Commercial Mortgage, Inc.
Series 1995 Class E,
9.8694%, 6/25/26 (e)(g)  BB  2,650  2,708
Penn Mutual Life Insurance Co. (The)
Series 1996-PML (e):
 Class K, 7.90%, 11/15/26  -  750  484
   Class L, 7.90%, 11/15/26  -  600  275
Resolution Trust Corp. floater Series 1991-M2
Class A1, 7.3458%, 9/25/20 (g)  Ba3  417  296
SML, Inc. Series 1994-C1 Class C,
9.20%, 9/18/99 (d)  -  5,225  4,598
Structured Asset Securities Corp.:
Series 1995-C1 Class E, 7 3/8%, 9/25/24 (e)  BB  2,390  2,173
 sequential pay Series 1996 Class A-2A,
 7 3/4%, 2/25/28  AAA  4,998  5,068
 Series 1996-CFL Class E,
 7 3/4%, 2/25/28  BB+  6,820  6,999
 Series 1996-CFL Class G, 7 3/4%, 2/25/28 (e)  -  2,700  2,366
 Series 1996-CFL Class H, 7 3/4%, 2/25/28  Aaa  1,000  804
 Series 1996-C3 Class E,
 8.458%, 6/25/30 (e)(g)  -  500  481
Wells Fargo Capital Markets Apartment
Financing Trust 6.56%, 12/29/05 (e)  Aaa  15,230  15,307
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $148,642)   155,969
COMPLEX MORTGAGE SECURITIES - 0.0%
INTEREST ONLY STRIPS - 0.0%
SML, Inc. commercial Series 1994-C1 Class S,
0.81%, 9/18/99 (h) (Cost $1,802)  -  125,474  1,255
FOREIGN GOVERNMENT OBLIGATIONS (J) - 0.3%
  PRINCIPAL    AMOUNT (000S)
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2 $ 4,880 $ 5,058
Israeli State euro 6 3/8%, 12/19/01  A3  13,265  13,215
Newfoundland Province yankee
11 5/8%, 10/15/07  Baa  5,750  7,793
Quebec Province yankee 7.22%, 7/22/36 (k)  A2  12,500  13,354
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $38,163)   39,420
SUPRANATIONAL OBLIGATIONS - 0.1%
Inter American Development Bank yankee
6.29%, 7/16/27 (Cost $12,918)  Aaa  13,000  13,130
BANK NOTES - 0.4%
Key Bank N.A 5.6488%, 8/20/99 (g)    25,000  24,976
Morgan Guaranty Trust Co. 5.765%, 3/30/98 (g)     23,000  22,992
TOTAL BANK NOTES
(Cost $47,955)   47,968
CERTIFICATES OF DEPOSIT - 2.0%
ABN-Amro Bank NV yankee 5.65%, 12/23/97    5,000  4,997
Banque Nationale de Paris yankee
5 3/4%, 7/31/98    12,500  12,478
Canadian Imperial Bank of Commerce:
5.91%, 8/28/98    25,000  24,991
 yankee 6.20%, 8/1/00    16,760  16,770
Chase Manhattan Bank 5 3/4%, 2/9/98     12,500  12,500
Deutsche Bank AG yankee 6.20%, 4/10/98    15,500  15,520
Landesbank Hessen-Thuringen yankee:
5.78%, 1/27/98    14,500  14,494
 5.67%, 2/11/98    6,000  5,994
PNC Bank 5.6075%, 2/2/98 (g)    11,000  10,995
Rabobank Nederland, Coop Central yankee:
5.97%, 3/20/98    8,000  8,003
 6.20%, 4/10/98    10,000  10,013
Royal Bank of Canada yankee 5.74%, 1/7/98    15,000  14,992
Sanwa Bank Ltd. Japan yankee
5.65%, 10/27/97    21,000  21,000
Societe Generale France yankee:
5.87%, 11/24/97    3,500  3,501
 5.85%, 3/3/98    3,000  2,999
CERTIFICATES OF DEPOSIT - CONTINUED
   PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
SunTrust Bank 5.85%, 11/25/97   $ 25,000 $ 25,005
Westdeutsche Landesbank yankee
5.83%, 8/3/98    21,000  20,975
Westpac Banking Corp. yankee
5.885%, 8/27/98    9,000  8,994
TOTAL CERTIFICATES OF DEPOSIT
(Cost $234,177)   234,221
COMMERCIAL PAPER - 0.7%
Bear Stearns Cos., Inc. 5.56%, 1/12/98    27,900  27,449
Goldman Sachs Group LP 5.83%, 1/26/98    10,000  9,817
Merrill Lynch & Co., Inc. 5.55%, 1/14/98    3,000  2,951
Norfolk Southern Corp. 5.70%, 10/20/97    2,700  2,692
Triple A One Funding Corp. 5.56%, 10/8/97    22,503  22,475
Textron, Inc. 5.68%, 10/6/97    5,600  5,595
Unifunding, Inc. yankee 5.67%, 11/12/97    15,000  14,901
TOTAL COMMERCIAL PAPER
(Cost $85,872)   85,880
MASTER NOTES - 0.4%
Corestates Bank NA 5.6163%, 1/30/98 (g)    12,000  12,000
First Bank National Association
5.663%, 5/15/98 (g)    13,000  12,992
Goldman Sachs Group LP (The)
5.7188%, 5/4/98 (d)(g)    18,000  17,998
TOTAL MASTER NOTES
(Cost $42,992)   42,990
TIME DEPOSITS - 0.6%
Bank of Tokyo-Mitsubishi Ltd. 5.67%, 10/27/97    28,000  28,000
Barclays Bank PLC 6 1/2%, 10/1/97    12,500  12,500
Sumitomo Bank Ltd. 5.70%, 10/21/97    28,000  28,000
TOTAL TIME DEPOSITS
(Cost $68,500)   68,500
CASH EQUIVALENTS - 8.9%
 MATURITY VALUE (NOTE 1)
 AMOUNT (000S) (000S)
Investment in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at dated 9/30/97
due 10/1/97:
 at 6.30%  $ 163 $ 163
  at 5.50%   8,950  8,949
  9,112
 SHARES
Taxable Central Cash Fund (b)   1,064,250,000  1,064,250
TOTAL CASH EQUIVALENTS
(Cost $1,073,362)   1,073,362
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $9,625,000) $  12,019,938
LEGEND
10. Non-income producing
11. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
12. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
13. Restricted securities - investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Bardell Associates Note
 Trust 12 1/2%,
 11/1/08 4/19/94 $ 18,326
Chancellor Trust
 Class I unit  10/12/94 $ 2,990
Fairchild Semiconductor
 Corp. 11.74%,
 3/15/08 pay-in-kind 4/3/97 $ 4,481
Goldman Sachs Group
 LP (The) 5.7188%,
 5/4/98 8/5/97 $ 18,000SML, Inc. Series 1994-C1
 Class C, 9.20%,
 9/18/99 8/11/94 $ 3,398
14. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $425,284,000 or 3.6% of net assets.
15. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
16. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
17. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
18. For foreign government obligations not individually rated by S&P or Moody's, the ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
19. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
20. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
21. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 17.1% AAA, AA, A 16.5%
Baa 4.1% BBB  6.2%
Ba 2.9% BB  1.4%
B 4.7% B  4.5%
Caa 0.2% CCC  0.4%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $9,633,599,000. Net unrealized appreciation aggregated $2,386,339,000, of which $2,484,964,000 related to appreciated investment securities and $98,625,000 related to depreciated investment securities.
The fund hereby designates approximately $68,336,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                       $ 12,019,938
AGREEMENTS OF $9,112) (COST $9,625,000) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                                 68,176

RECEIVABLE FOR FUND SHARES SOLD                                                 12,801

DIVIDENDS RECEIVABLE                                                            14,203

INTEREST RECEIVABLE                                                             60,670

OTHER RECEIVABLES                                                               586

 TOTAL ASSETS                                                                   12,176,374

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                            $ 2,108

PAYABLE FOR INVESTMENTS PURCHASED                                     90,690
REGULAR DELIVERY

 DELAYED DELIVERY                                                     99,376

PAYABLE FOR FUND SHARES REDEEMED                                      32,024

ACCRUED MANAGEMENT FEE                                                5,349

OTHER PAYABLES AND ACCRUED EXPENSES                                   2,726

COLLATERAL ON SECURITIES LOANED, AT VALUE                             78,213

 TOTAL LIABILITIES                                                              310,486

NET ASSETS                                                                     $ 11,865,888

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 8,754,675

UNDISTRIBUTED NET INVESTMENT INCOME                                             21,392

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                           694,773
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       2,395,048
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 624,152 SHARES OUTSTANDING                                     $ 11,865,888

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                            $19.01
PER SHARE ($11,865,888 (DIVIDED BY) 624,152 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                        $ 113,461
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $809)                  350,325

 TOTAL INCOME                                                             463,786

EXPENSES

MANAGEMENT FEE                                              $ 61,215

TRANSFER AGENT FEES                                          25,058

ACCOUNTING AND SECURITY LENDING FEES                         940

NON-INTERESTED TRUSTEES' COMPENSATION                        68

CUSTODIAN FEES AND EXPENSES                                  372

REGISTRATION FEES                                            61

AUDIT                                                        235

LEGAL                                                        71

INTEREST                                                     32

MISCELLANEOUS                                                70

 TOTAL EXPENSES BEFORE REDUCTIONS                            88,122

 EXPENSE REDUCTIONS                                          (1,569)      86,553

NET INVESTMENT INCOME                                                     377,233

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                       749,550

 FOREIGN CURRENCY TRANSACTIONS                               31           749,581

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                       1,371,405

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                121          1,371,526

NET GAIN (LOSS)                                                           2,121,107

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 2,498,340
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED       YEAR ENDED
                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                          1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 377,233        $ 397,024
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                  749,581          671,756

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      1,371,526        3,779

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           2,498,340        1,072,559
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (418,976)        (374,329)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                    (468,542)        -

 TOTAL DISTRIBUTIONS                                       (887,518)        (374,329)

SHARE TRANSACTIONS                                         2,000,175        2,206,154
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             871,972          366,382

 COST OF SHARES REDEEMED                                   (3,290,756)      (3,680,752)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (418,609)        (1,108,216)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,192,213        (409,986)

NET ASSETS

 BEGINNING OF PERIOD                                       10,673,675       11,083,661

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 11,865,888     $ 10,673,675
INCOME OF $21,392 AND $54,997, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      114,774          137,775

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   51,553           22,890

 REDEEMED                                                  (189,437)        (229,788)

 NET INCREASE (DECREASE)                                   (23,110)         (69,123)


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,

      1997                        1996   1995   1994 C   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF        $ 16.49    $ 15.47    $ 14.58    $ 14.97    $ 13.50
PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME                .59 B      .62        .49        .34        .52

 NET REALIZED AND UNREALIZED          3.35       .96        .93        .21        2.01
 GAIN (LOSS)

 TOTAL FROM INVESTMENT                3.94       1.58       1.42       .55        2.53
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.67)      (.56)      (.44)      (.44)      (.87)

 FROM NET REALIZED GAIN               (.75)      -          -          (.45)      (.19)

 IN EXCESS OF NET REALIZED GAIN       -          -          (.09)      (.05)      -

 TOTAL DISTRIBUTIONS                  (1.42)     (.56)      (.53)      (.94)      (1.06)

NET ASSET VALUE, END OF PERIOD       $ 19.01    $ 16.49    $ 15.47    $ 14.58    $ 14.97

TOTAL RETURN A                        25.15%     10.37%     10.09%     3.60%      19.71%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 11,866   $ 10,674   $ 11,084   $ 11,792   $ 7,266
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE          .79%       .95%       .97%       1.04%      1.09%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET      .78% D     .93% D     .97%       1.04%      1.09%
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO     3.39%      3.64%      4.27%      3.63%      4.28%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               79%        131%       137%       109%       98%

AVERAGE COMMISSION RATE E            $ .0069    $ .0045


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997




13. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
14. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC) the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES -
CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $58,767,000 or 0.5% of net assets.
15. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $8,074,970,000 and $9,300,549,000, respectively, of which U.S. government and government agency obligations aggregated $2,469,735,000 and $4,703,909,000, respectively.
16. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .55% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $953,000 for the period.
17. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $76,597,000 and $78,213,000, respectively.
18. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which
6. BANK BORROWINGS -
CONTINUED
loans were outstanding amounted to $30,477,000 and $17,780,000, respectively. The weighted average interest rate was 5.90%.
19. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $834,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $34,000 and $701,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 11, 1997
DISTRIBUTIONS


A total of 17.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 18% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of these percentages for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Charles S. Morrison, Vice President
John Todd, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager
SM
Asset Manager: Growth
SM
Asset Manager: Income
SM
Fidelity Freedom Funds-
Income, 2000, 2010, 2020, 2030
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

SHORT-INTERMEDIATE
GOVERNMENT
FUND
ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     13   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    17   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    19   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            20


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and the life of fund figures would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997                PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

FIDELITY SHORT-INTERMEDIATE GOVERNMENT          6.90%    27.04%   37.89%

SALOMON BROTHERS TREASURY/                      7.29%    31.05%   N/A
 AGENCY 1-5 YEAR INDEX

SHORT-INTERMEDIATE U.S. GOVERNMENT              6.99%    27.58%   N/A
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 13, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Treasury/Agency 1-5 Year Index - a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and five years. To measure how the fund stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 96 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997         PAST 1   PAST 5   LIFE OF
                                         YEAR     YEARS    FUND

FIDELITY SHORT-INTERMEDIATE GOVERNMENT   6.90%    4.90%    5.45%

SALOMON BROTHERS TREASURY/               7.29%    5.56%    N/A
 AGENCY 1-5 YEAR INDEX

SHORT-INTERMEDIATE U.S. GOVERNMENT       6.99%    4.97%    N/A
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971008 144426 S00000000000001
             Spartan Short Int           SB Treas
             00464                       SB025
     1991/09/30   10000.00                    10000.00
     1991/10/31   10124.47                    10111.64
     1991/11/30   10206.40                    10230.09
     1991/12/31   10363.10                    10424.75
     1992/01/31   10270.73                    10371.48
     1992/02/29   10301.41                    10402.37
     1992/03/31   10286.46                    10376.30
     1992/04/30   10374.47                    10482.28
     1992/05/31   10511.20                    10604.40
     1992/06/30   10602.19                    10741.83
     1992/07/31   10620.67                    10905.61
     1992/08/31   10766.62                    11020.09
     1992/09/30   10813.25                    11151.00
     1992/10/31   10714.24                    11041.63
     1992/11/30   10721.93                    11001.39
     1992/12/31   10851.32                    11125.78
     1993/01/31   11000.33                    11304.58
     1993/02/28   11099.58                    11429.83
     1993/03/31   11141.22                    11469.50
     1993/04/30   11190.03                    11561.30
     1993/05/31   11192.99                    11520.78
     1993/06/30   11276.42                    11645.46
     1993/07/31   11314.31                    11667.56
     1993/08/31   11364.67                    11806.69
     1993/09/30   11382.56                    11847.50
     1993/10/31   11391.68                    11868.18
     1993/11/30   11374.03                    11844.38
     1993/12/31   11424.48                    11892.27
     1994/01/31   11516.80                    11987.76
     1994/02/28   11419.40                    11873.00
     1994/03/31   11219.00                    11752.85
     1994/04/30   11165.11                    11686.55
     1994/05/31   11169.90                    11701.57
     1994/06/30   11175.51                    11720.84
     1994/07/31   11292.35                    11844.66
     1994/08/31   11315.67                    11881.50
     1994/09/30   11247.75                    11817.74
     1994/10/31   11255.23                    11832.76
     1994/11/30   11211.34                    11770.42
     1994/12/31   11267.16                    11800.46
     1995/01/31   11430.33                    11984.36
     1995/02/28   11611.08                    12181.58
     1995/03/31   11673.28                    12248.17
     1995/04/30   11797.39                    12372.56
     1995/05/31   12051.10                    12655.63
     1995/06/30   12114.07                    12730.16
     1995/07/31   12143.32                    12761.61
     1995/08/31   12210.19                    12847.47
     1995/09/30   12277.38                    12914.62
     1995/10/31   12383.41                    13039.87
     1995/11/30   12503.72                    13177.86
     1995/12/31   12603.00                    13288.66
     1996/01/31   12715.55                    13405.97
     1996/02/29   12636.33                    13324.93
     1996/03/31   12585.83                    13282.42
     1996/04/30   12564.15                    13263.72
     1996/05/31   12563.92                    13281.01
     1996/06/30   12650.02                    13394.35
     1996/07/31   12698.67                    13440.25
     1996/08/31   12733.63                    13475.67
     1996/09/30   12851.01                    13621.04
     1996/10/31   13025.35                    13810.04
     1996/11/30   13146.05                    13934.71
     1996/12/31   13114.89                    13900.99
     1997/01/31   13166.72                    13966.45
     1997/02/28   13200.86                    13988.55
     1997/03/31   13142.47                    13956.53
     1997/04/30   13254.65                    14083.19
     1997/05/31   13341.05                    14184.07
     1997/06/30   13439.43                    14292.60
     1997/07/31   13624.99                    14497.46
     1997/08/31   13622.68                    14481.60
     1997/09/30   13737.33                    14613.36
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Short-Intermediate Government Fund on September 30, 1991, shortly after the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $13,737 - a 37.37% increase on the initial investment. For comparison, look at how the Salomon Brothers Treasury/Agency 1-5 Year Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,613 - a 46.13% increase.
UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN, AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE
OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED SEPTEMBER 30,

            1997   1996   1995   1994   1993

DIVIDEND RETURN               6.36%   6.46%   7.00%   5.55%    6.34%

CAPITAL APPRECIATION RETURN   0.54%   -1.79   2.15%   -6.73%   -1.08%
                                      %

TOTAL RETURN                  6.90%   4.67%   9.15%   -1.18%   5.26%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1997    PAST 1        PAST 6         PAST 1
                                    MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                 4.86(CENTS)   29.35(CENTS)   57.47(CENTS)

ANNUALIZED DIVIDEND RATE            6.32%         6.28%          6.15%

30-DAY ANNUALIZED YIELD             5.95%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.36 over the past one month, $9.32 over the past six months and $9.34 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The bond market's chief
antagonist - rising inflation -
remained in check throughout
most of the 12 months that ended
September 30, 1997, translating
into a generally favorable investing
climate. The Lehman Brothers
Aggregate Bond Index - a broad
measure of the U.S. taxable bond
market - returned 9.71% over the
period. Through the first half of the
period, bonds suffered from the
perception of an overheating
economy and, in turn, that inflation
would rear its ugly head. In
February, Federal Reserve Board
Chairman Alan Greenspan hinted
that the Fed was inclined to raise
the rate banks charge each other
for overnight loans - known as the
fed funds target rate - to curb any
potential inflation upticks. The Fed
acted in March, raising the fed
funds rate by 0.25% to 5.50% in a
move largely anticipated by
investors. From April through July,
weakening economic and inflation
indicators - coupled with the Fed's
shift to a more beneficial stance
signaling no intention to raise
short-term rates further - helped
spark an across-the-board rally.
While some of these gains were
lost in August - as inflation fears
cropped up again due to
stronger-than-expected economic
data - much of the decline was
offset by a strong September.
Relative interest-rate stability
provided a positive backdrop for
mortgage-backed securities, as the
Salomon Brothers Mortgage Index
returned 9.85% over the 12-month
period. Sustained economic growth
and demand for higher yields aided
corporate bonds, as the Lehman
Brothers Corporate Bond Index
returned 10.83% over the same
period.
An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Short-Intermediate Government Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. For the 12-month period that ended September 30, 1997, the fund provided a total return of 6.90%. The fund's performance was in line with the 6.99% return produced during the same period by the short-intermediate U.S. government funds average, as tracked by Lipper Analytical Services. The Salomon Brothers Treasury/Agency 1-5 Year Index had a 12-month return of 7.29%.
Q. HOW DID YOU RESPOND TO THE BOND MARKET'S UPS AND DOWNS DURING THE
PAST YEAR?
A. In spite of the market's changing direction in reaction to interest rates moves, the main thrust of my investment strategy remained the same throughout the year: I managed the fund to have approximately the same sensitivity to interest-rate movements as the market for 1-5 year government securities, as represented by the Salomon Brothers Treasury/Agency 1-5 Year Index. It's my view that very few people can pinpoint the direction and magnitude of interest-rate changes with any accuracy and consistency. Given that, I believe that managing a fund based on the future level of interest rates can backfire if you place an incorrect bet. So I kept the fund "duration neutral," meaning that it was essentially no more or no less sensitive to interest-rate changes than the short-maturity part of the government/agency bond market.
Q. IN TERMS OF PORTFOLIO COMPOSITION, HOW DID YOU ALLOCATE THE FUND'S HOLDINGS AMONG VARIOUS SECTORS?
A. Throughout the year, I continued to have a larger stake than the Salomon Brothers index in agency and mortgage securities, and simultaneously maintained a relatively small stake in U.S. Treasury securities. I chose to do so because agencies and mortgage securities were more attractive given their higher yields. Having relatively high-yielding agency and mortgage securities - as opposed to investing more in Treasuries - was a plus for the fund.
Q. CURT, WE UNDERSTAND THAT THE FUND HAS HAD AN INVESTMENT POLICY CHANGE REGARDING ITS INVESTMENT IN MORTGAGE SECURITIES . . .
A. Yes. Effective November 28, 1997, the fund will adopt a policy that limits investments in mortgage securities to 40% of the fund's assets. I do not expect the new policy to have an impact on the fund; at the end of the period, the fund had only 21.4% invested in mortgage securities. Going forward, I will continue to manage the fund as a broad government fund that invests in Treasury and agency securities as well as mortgage securities.
Q. WITHIN THE AGENCY SECTOR, WHICH SECURITIES DID YOU CHOOSE?
A. I invested in agency securities that are non-callable - those that can't be redeemed by their issuer before maturity. Bonds typically are called when interest rates fall so significantly that the issuer can save money by issuing new bonds at lower rates. A call option is a positive feature for issuers because it cuts their borrowing costs. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from a called bond in new, lower-yielding bonds. I prefer non-callable securities because they generally perform better than callable bonds when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.
Q. MORTGAGE-BACKED SECURITIES ARE SIMILARLY SUSCEPTIBLE TO BEING PRE-PAID BEFORE MATURITY AS HOMEOWNERS REFINANCE WHEN INTEREST RATES FALL. HOW DOES THAT AFFECT WHICH MORTGAGE SECURITIES YOU CHOOSE?
A. The likelihood of a mortgage security being pre-paid before maturity because of increased refinancing activity is one of the most important factors I consider, since it can dramatically affect the security's price. I tend to emphasize mortgage securities where I think the level of refinancing activity will not change greatly as interest rates rise or fall. For example, I chose mortgage securities where the underlying loans had interest rates well above or well below current interest rates. These securities are typically less likely to experience changes in refinancing activity. Similarly, I focused on "seasoned" mortgages - those that were issued between five and 10 years ago. For a variety of reasons, homeowners with seasoned mortgages have decided not to refinance, even after being presented with several attractive opportunities to do so over the years. Because of that, seasoned mortgages stand only a small chance of being paid off before maturity by homeowners in the future.
Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET AND THE FUND?
A. At present, bonds are priced based on a fairly optimistic view: inflation will remain moderate and the Federal Reserve Board won't hike interest rates. If inflation rises or the Fed raises rates, the bond markets would be unpleasantly surprised and are likely to react negatively. As far as the fund goes, I'll most likely continue to underweight Treasury securities in favor of higher-yielding agency and mortgage securities, as long as they remain attractive.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DICK HABERMANN ON THE FUND'S
PERFORMANCE:
"When comparing the fund's
returns to the unusually strong
performance of the Standard &
Poor's 500 Index, investors should
note that there are some
significant differences between
the make-up of the fund and the
composition of the index. While
the S&P 500 is made up exclusively
of stocks, Asset Manager: Growth
invests in stocks, bonds and
short-term/money market
instruments. The fund allocates
assets among these three
categories in order to help
control both volatility and risk
relative to funds or indexes that
invest only in stocks. A single
index covering only one asset
class should not be used as the
only benchmark against which to
compare the fund's overall
performance. History teaches us
that it's better to invest for the long
term by diversifying across several
asset classes. That's because the
markets are not predictable. At
some point, the economy will
falter and the S&P will fall back
to provide returns more in line
with its historical average. Asset
Manager: Growth offers the
portfolio manager the flexibility to
reallocate the components of the
fund. That decision-making mainly
comes down to looking at relative
valuations among the three asset
classes. Given that your
investment horizon and risk
tolerance match the investment
objectives of the fund, you can rest
assured that we will do our best to
make sure the fund's asset
allocation is appropriate for your
goals."
FUND FACTS
GOAL: maximum total return
over the long term through
investing in stocks, bonds and
short-term and money market
instruments
FUND NUMBER: 321
TRADING SYMBOL: FASGX
START DATE: December 30, 1991
SIZE: as of September 30,
1997, more than $4.4 billion
MANAGER: Richard Habermann,
since 1996; manager, Fidelity
Asset Manager and Fidelity
Asset Manager: Income, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity Magellan
Fund, 1972-1977; joined
Fidelity in 1968
(checkmark)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF SEPTEMBER 30, 1997
                % OF FUND'S    % OF FUND'S INVESTMENTS
                INVESTMENTS    6 MONTHS AGO

 LESS THAN 5%   5.2            5.2

 5 - 5.99%      8.4            9.9

 6 - 6.99%      1.2            5.0

 7 - 7.99%      24.9           48.5

 8 - 8.99%      25.4           5.2

 9 - 9.99%      17.8           10.0

10% AND OVER    17.1           15.8

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   3.6   3.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   2.2   2.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997 AS OF MARCH 31, 1997
ROW: 1, COL: 1, VALUE: 0.0
ROW: 1, COL: 2, VALUE: 21.4
ROW: 1, COL: 3, VALUE: 47.2
ROW: 1, COL: 4, VALUE: 31.4
U.S. TREASURY
OBLIGATIONS 32.3%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 42.3%
MORTGAGE-BACKED
SECURITIES 25.0%
SHORT-TERM
INVESTMENTS 0.4%
U.S. TREASURY
OBLIGATIONS 31.4%
U.S. GOVERNMENT
AGENCY OBLIGATIONS 47.2%
MORTGAGE-BACKED
SECURITIES 21.4%
SHORT-TERM
INVESTMENTS 0.0%
ROW: 1, COL: 1, VALUE: 2.0
ROW: 1, COL: 2, VALUE: 25.0
ROW: 1, COL: 3, VALUE: 41.0
ROW: 1, COL: 4, VALUE: 32.0
INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 78.6%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 31.4%
8%, 8/15/99 $ 19,510,000 $ 20,253,721
7 3/4%, 12/31/99  6,000,000  6,236,220
7 3/4%, 2/15/01  2,241,000  2,363,560
11 3/4%, 2/15/01  358,000  420,593
5 5/8%, 2/28/01  860,000  851,538
7 7/8%, 8/15/01  6,121,000  6,512,193
  36,637,825
U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.2%
Federal National Mortgage Association 5.55%, 1/17/01  1,275,000
1,255,480
Financing Corp. stripped principal 0%, 6/6/02 6,170,000 4,635,213 Government Trust Certificates (assets of Trust guaranteed by
U.S. Government through Defense Security Assistance Agency):
 Class 1-C, 9 1/4%, 11/15/01  10,053,970  10,670,982
  Class 2-E, 9.40%, 5/15/02  4,634,728  4,914,665
  Class T-3, 9 5/8%, 5/15/02  4,631,317  4,909,567
Guaranteed Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
 Export-Import Bank):
   Series 1994-A, 7.12%, 4/15/06  1,766,256  1,821,107
   Series 1994-F, 8.187%, 12/15/04  3,749,491  3,957,587
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank)
Series 1993-A, 4.86%, 4/1/98  1,000,000  996,970
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificate Series 1994-195,
6.08%, 8/15/04  1,220,000  1,209,984
Private Export Funding Corp. secured:
9 1/2%, 3/31/99  250,000  262,853
 5 1/2%, 3/15/01  2,500,000  2,453,700
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 7 1/8%, 8/15/99  11,000,000  11,224,510
  7 3/4%, 11/15/99  787,000  814,545
  0%, 11/15/00  465,000  385,350
  8%, 11/15/01  4,971,000  5,297,247
U.S. Department of Housing and Urban Development
government guaranteed participation certificates
Series 1996-A, 6.59%, 8/1/00  230,000  232,834
  55,042,594
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $91,080,153)   91,680,419
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 21.4%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.5%
5 1/2%, 12/1/02 to 7/1/03 $ 5,389,688 $ 5,208,971
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 16.9%
8 1/2%, 1/15/17 to 7/15/17  123,336  130,975
10%, 11/15/09 to 11/15/20  3,567,611  3,949,351
10 1/2%, 2/15/14 to 8/15/19  7,585,160  8,527,528
10 3/4%, 12/15/09  210,325  234,111
11%, 11/15/09 to 6/15/19  2,581,795  2,926,304
11 1/2%, 3/15/10 to 7/15/19  2,934,038  3,370,250
12%, 1/15/14 to 2/15/16  364,232  424,783
12 1/2%, 12/15/10  54,532  63,926
13%, 9/15/14  51,283  60,721
  19,687,949
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $24,571,882)   24,896,920
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $115,652,035)  $ 116,577,339
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $115,708,178. Net unrealized appreciation aggregated $869,161, of which $1,107,466 related to appreciated investment securities and $238,305 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $10,974,000 of which $320,000, $1,404,000, $5,655,000,
$2,404,000 and $1,191,000 will expire on September 30, 2001, 2002,
2003, 2004, and 2005, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS  SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $115,652,035) -                $ 116,577,339
SEE ACCOMPANYING SCHEDULE

CASH                                                                     2,070,439

INTEREST RECEIVABLE                                                      1,690,170

 TOTAL ASSETS                                                            120,337,948

LIABILITIES

DISTRIBUTIONS PAYABLE                                        $ 89,816

ACCRUED MANAGEMENT FEE                                        43,119

OTHER PAYABLES AND ACCRUED EXPENSES                           66,699

 TOTAL LIABILITIES                                                       199,634

NET ASSETS                                                              $ 120,138,314

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 130,339,727

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         (97,053)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                       (11,029,664)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                925,304

NET ASSETS, FOR 12,820,674 SHARES OUTSTANDING                           $ 120,138,314

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                     $9.37
PER SHARE ($120,138,314 (DIVIDED BY) 12,820,674 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                      $ 8,876,689
INTEREST

EXPENSES

MANAGEMENT FEE                                             $ 538,951

TRANSFER AGENT FEES                                         296,278

ACCOUNTING FEES AND EXPENSES                                61,689

NON-INTERESTED TRUSTEES' COMPENSATION                       1,963

CUSTODIAN FEES AND EXPENSES                                 23,302

REGISTRATION FEES                                           22,086

AUDIT                                                       45,171

LEGAL                                                       1,014

MISCELLANEOUS                                               2,170

 TOTAL EXPENSES                                                         992,624

NET INVESTMENT INCOME                                                   7,884,065

REALIZED AND UNREALIZED GAIN (LOSS)                                     178,902
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                 135,665
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                         314,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 8,198,632
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                            1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 7,884,065     $ 8,449,683
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    178,902         (1,688,177)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        135,665         (708,437)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             8,198,632       6,053,069
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (7,517,929)     (8,265,922)

SHARE TRANSACTIONS                                           51,261,094      44,301,304
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               5,978,419       6,377,996

 COST OF SHARES REDEEMED                                     (60,826,140)    (65,893,484)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (3,586,627)     (15,214,184)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,905,924)     (17,427,037)

NET ASSETS

 BEGINNING OF PERIOD                                         123,044,238     140,471,275

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS           $ 120,138,314   $ 123,044,238
OF NET INVESTMENT INCOME OF $97,053 AND
$289,091, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        5,495,549       4,686,982

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     639,858         676,595

 REDEEMED                                                    (6,514,225)     (6,973,858)

 NET INCREASE (DECREASE)                                     (378,818)       (1,610,281)


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED SEPTEMBER 30,

                                     1997                        1996        1995        1994 B      1993

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 9.320                     $ 9.490     $ 9.290     $ 9.960     $ 10.140
OF PERIOD

INCOME FROM INVESTMENT                .603 D                      .599        .648        .533        .722
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED          .022                        (.167)      .174        (.648)      (.209)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT                .625                        .432        .822        (.115)      .513
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.575)                      (.602)      (.622)      (.555)      (.623)

 FROM NET REALIZED GAIN               -                           -           -           -           (.070)

 TOTAL DISTRIBUTIONS                  (.575)                      (.602)      (.622)      (.555)      (.693)

NET ASSET VALUE, END OF PERIOD       $ 9.370                     $ 9.320     $ 9.490     $ 9.290     $ 9.960

TOTAL RETURN A                        6.90%                       4.67%       9.15%       (1.18)%     5.26%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 120,138                   $ 123,044   $ 140,471   $ 132,466   $ 168,292
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .81%                        .79%        .82%        .95%        .61%
NET ASSETS                                                                                           C

RATIO OF NET INVESTMENT INCOME TO     6.45%                       6.54%       6.67%       6.80%       7.19%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               126%                        188%        266%        184%        348%


THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997




20. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Short-Intermediate Government Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
21. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
22. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $151,805,050 and $155,949,509, respectively.
23. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Short-Intermediate Government Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Intermediate Government Fund (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Short-Intermediate Government Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1997
DISTRIBUTIONS


A total of 31.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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251 University Avenue
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455 Market Street
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950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
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COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
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265 Church Street
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300 Atlantic Street
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DELAWARE
222 Delaware Avenue
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FLORIDA
4400 N. Federal Highway
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4090 N. Ocean Boulevard
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1907 West State Road 434
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2401 PGA Boulevard
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8065 Beneva Road
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1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
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INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
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1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
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439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
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4017 Northwest Parkway
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1155 Dairy Ashford Street
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Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Dwight D. Churchill, Vice President
Fred L. Henning, Jr., Vice President
Curtis Hollingsworth, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline(trademark) 1999, 2001, & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-4774
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-TERM BOND
FUND
ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     21   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    25   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            29


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997                   PAST 1   LIFE OF
                                                   YEAR     FUND

SPARTAN SHORT-TERM BOND FUND                       6.99%    26.39%

LEHMAN BROTHERS 1-3 YEAR                           6.94%    30.19%
 GOVERNMENT/CORPORATE BOND INDEX

SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE          6.54%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-3 Year Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues, with maturities between one and three years. To measure how the fund's performance stacked up against its peers, you can compare it to the short investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 100 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997             PAST 1   LIFE OF
                                             YEAR     FUND

SPARTAN SHORT-TERM BOND FUND                 6.99%    4.79%

LEHMAN BROTHERS 1-3 YEAR                     6.94%    5.42%
 GOVERNMENT/CORPORATE BOND INDEX

SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE    6.54%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971008 144426 S00000000000001
             Spartan Short-Term Bond     LB 1-3 yr
             00449                       LB013
    1992/10/01    10000.00                    10000.00
    1992/10/31     9933.83                     9939.84
    1992/11/30     9941.15                     9925.83
    1992/12/31    10033.23                    10019.57
    1993/01/31    10177.58                    10126.50
    1993/02/28    10293.46                    10209.11
    1993/03/31    10359.82                    10242.28
    1993/04/30    10422.38                    10306.56
    1993/05/31    10447.70                    10283.07
    1993/06/30    10563.40                    10360.95
    1993/07/31    10625.81                    10384.64
    1993/08/31    10730.26                    10471.58
    1993/09/30    10769.15                    10505.37
    1993/10/31    10828.20                    10529.88
    1993/11/30    10852.94                    10532.97
    1993/12/31    10937.02                    10575.62
    1994/01/31    11008.69                    10642.99
    1994/02/28    10928.78                    10578.50
    1994/03/31    10722.16                    10524.11
    1994/04/30    10602.28                    10484.15
    1994/05/31    10704.77                    10498.36
    1994/06/30    10566.90                    10525.97
    1994/07/31    10645.16                    10621.77
    1994/08/31    10701.15                    10657.62
    1994/09/30    10734.70                    10633.92
    1994/10/31    10721.91                    10658.23
    1994/11/30    10730.94                    10613.53
    1994/12/31    10431.41                    10633.72
    1995/01/31    10514.42                    10779.79
    1995/02/28    10616.21                    10928.94
    1995/03/31    10675.48                    10990.96
    1995/04/30    10781.00                    11090.46
    1995/05/31    10960.94                    11282.47
    1995/06/30    11029.96                    11343.87
    1995/07/31    11074.81                    11389.19
    1995/08/31    11144.76                    11458.21
    1995/09/30    11201.30                    11514.86
    1995/10/31    11299.47                    11610.46
    1995/11/30    11393.82                    11710.38
    1995/12/31    11468.73                    11799.17
    1996/01/31    11568.54                    11900.12
    1996/02/29    11527.39                     11854.8
    1996/03/31    11503.70                    11846.14
    1996/04/30    11516.45                    11858.09
    1996/05/31    11543.44                    11885.49
    1996/06/30    11632.79                    11972.43
    1996/07/31    11672.01                    12019.00
    1996/08/31    11711.35                    12063.29
    1996/09/30    11813.69                    12173.72
    1996/10/31    11944.82                    12311.13
    1996/11/30    12034.26                    12403.43
    1996/12/31    12046.05                    12405.49
    1997/01/31    12096.35                    12465.44
    1997/02/28    12127.00                    12496.34
    1997/03/31    12126.30                    12486.66
    1997/04/30    12218.19                    12589.05
    1997/05/31    12298.98                    12677.02
    1997/06/30    12393.08                    12765.20
    1997/07/31    12531.31                    12906.94
    1997/08/31    12545.58                    12919.10
    1997/09/30    12640.61                    13018.60
IMATRL PRASUN   SHR__CHT 19970930 19971008 144428 R00000000000123
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Short-Term Bond Fund on October 1, 1992, when the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $12,639 - a 26.39% increase on the initial investment which includes the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers 1-3 Year Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,019 - a 30.19% increase. UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN, AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED SEPTEMBER 30,                        OCTOBER 1, 1992
                                                       (COMMENCEMENT
                                                       OF OPERATIONS) TO
                                                       SEPTEMBER 30,

      1997                        1996   1995   1994   1993

DIVIDEND RETURN               6.67%   6.67%    6.49% A   6.19% A   7.79%

CAPITAL APPRECIATION RETURN   0.32%   -1.22%    -2.16%   -6.53%    -0.11%

TOTAL RETURN                  6.99%   5.45%    4.33%     -0.34%    7.68%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1997   PAST 1        PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                4.84(CENTS)   29.56(CENTS)   58.27(CENTS)

ANNUALIZED DIVIDEND RATE           6.51%         6.54%          6.45%

30-DAY ANNUALIZED YIELD            6.01%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.04 over the past one month, $9.02 over the past six months and $9.03 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 5.72%.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS PAID DURING 1995 OF APPROXIMATELY 14.2(CENTS) PER SHARE WERE A NON-TAXABLE RETURN OF CAPITAL. DIVIDENDS PAID DURING 1994 OF APPROXIMATELY 11.0(CENTS) PER SHARE WERE A
NON-TAXABLE RETURN OF CAPITAL.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The bond market's chief
antagonist - rising inflation -
remained in check throughout
most of the 12 months that ended
September 30, 1997, translating
into a generally favorable investing
climate. The Lehman Brothers
Aggregate Bond Index - a broad
measure of the U.S. taxable bond
market - returned 9.71% over the
period. Through the first half of the
period, bonds suffered from the
perception of an overheating
economy and, in turn, that inflation
would rear its ugly head. In
February, Federal Reserve Board
Chairman Alan Greenspan hinted
that the Fed was inclined to raise
the rate banks charge each other
for overnight loans - known as the
fed funds target rate - to curb any
potential inflation upticks. The Fed
acted in March, raising the fed
funds rate by 0.25% to 5.50% in a
move largely anticipated by
investors. From April through July,
weakening economic and inflation
indicators - coupled with the Fed's
shift to a more beneficial stance
signaling no intention to raise
short-term rates further - helped
spark an across-the-board rally.
While some of these gains were
lost in August - as inflation fears
cropped up again due to
stronger-than-expected economic
data - much of the decline was
offset by a strong September.
Relative interest-rate stability
provided a positive backdrop for
mortgage-backed securities, as the
Salomon Brothers Mortgage Index
returned 9.85% over the 12-month
period. Sustained economic growth
and demand for higher yields aided
corporate bonds, as the Lehman
Brothers Corporate Bond Index
returned 10.83% over the same
period.
An interview with Andrew Dudley, Portfolio Manager of Spartan
Short-Term Bond Fund
Q. HOW DID THE FUND PERFORM, ANDY?
A. For the 12 months that ended September 30, 1997, the fund had a total return of 6.99%. That outperformed the 6.54% return of the short investment grade debt funds average tracked by Lipper Analytical Services. For the same period, the Lehman Brothers 1-3 Year Government/Corporate Bond Index returned 6.94%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The fund benefited from maintaining overweighted positions, relative to the index, in corporate bonds, asset-backed securities and commercial mortgage-backed securities - three sectors that offered yield advantages over comparable Treasuries during the period. Selecting the right securities and issuers in the corporate sector also helped the fund perform reasonably well versus its peers.
Q. WHAT ROLE DOES LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX PLAY IN THE MANAGEMENT OF THE FUND?
A. It plays a very important role. It's the fund's benchmark index and includes most of the universe of investment-grade bonds with maturities between one and three years. I use the index as a starting point for my investment decisions, managing the fund to be generally as sensitive to changes in interest rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and market sectors - such as corporate or government securities - based on my view of the relative value of each maturity or sector.
Q. HOW WERE THE FUND'S ASSETS ALLOCATED DURING THE PERIOD?
A. Corporate bonds and asset-backed securities continued to represent a large portion of the fund - about 65% at the end of the period. Roughly one-third of the fund was invested in corporate securities with ratings below single-A, according to Moody's. I felt the companies I selected had the most potential for credit improvement. As the rating of a bond improves, its price increases and its yield decreases relative to Treasuries. This is known as spread tightening, as the yield moves closer to the yield offered by comparable Treasuries, providing the fund and the investor a return advantage.
Q. DID THE FUND TARGET ANY PARTICULAR SECTORS IN THE CORPORATE BOND
MARKET?
A. The fund focused its exposure to securities with three- to five-year maturities on the cable, telecommunications and media industries. In fact, a large component of the fund's return came from those areas of the corporate bond market, as the companies improved their credit profiles and consequently benefited from increasing valuations relative to comparable Treasuries. Generally, longer-maturity bonds enjoy more price appreciation from spread tightening than short-maturity bonds do. In the shorter-maturity areas, I focused on banks and finance companies. In combination with the longer-maturity corporate securities, I maintained an average maturity below three years, keeping the volatility of the fund relatively low versus the overall bond market.
Q. WHAT ABOUT ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES?
A. The fund's investments in asset-backed securities, or bonds backed by a pool of loans such as credit cards, has remained relatively stable, at about 18% of the portfolio. The bulk of the position in this sector was very high-quality securities - mostly Aaa-rated. These asset-backed bonds have been a stable component of the fund's returns. Within the mortgage sector, the fund primarily focused on commercial mortgage-backed securities (CMBS) - bonds that are backed by loans on commercial property, such as office buildings or retail malls. The market for these securities has gained considerable acceptance among investors, leading to better returns for the issues. At the end of the period, about 7% of the fund's portfolio was invested in mortgage-backed securities, with a majority of those assets invested in CMBS issues.
Q. WHAT'S YOUR OUTLOOK FOR THE OVERALL BOND MARKET?
A. I think caution will be the name of the game going into the next 12 months. Given the solid performance of many of the spread sectors - segments of the fixed income market that can offer yield advantages, or spreads, over comparable Treasuries - I think there's less room for them to do much better in the near future. In light of this, I take comfort in the fact that more than 60% of the fund is A-rated or better. That said, I believe there exists a number of improving situations in this market. At the same time, I intend to be more cautious with the fund's core corporate holdings by targeting the higher-quality issues. This is particularly true in a period where yield advantages offered by non-Treasury securities are so narrow.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ANDREW DUDLEY ON
USING FIDELITY RESEARCH:
"Fidelity's research enhances our
ability to find individual securities
and build portfolios that offer the
best returns relative to risk in the
high-grade bond market. We focus
our resources on analyzing credit
ratings, as well as valuing the cash
flow structures of securities. Within
the corporate bond arena, credit
analysts help me identify
industries that are undergoing
positive changes and find individual
corporate bonds where the credit
profiles of the issuers are not fully
valued in the prices of the
securities. Quantitative analysts
help to value the underlying
structural components of
individual bonds by assessing cash
flow characteristics. Because of
Fidelity's research depth, we are
well positioned to continue to find
opportunities in the
investment-grade bond market."
FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 449
TRADING SYMBOL: FTBDX
START DATE: October 1, 1992
SIZE: as of September 30, 1997,
more than $287 million
MANAGER: Andrew Dudley,
since February 1997;
manager, Fidelity Short-Term
Bond Fund, since February
1997; joined Fidelity in 1996
(checkmark)
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF SEPTEMBER 30, 1997
(MOODY'S RATINGS)   %    % OF FUND'S INVESTMENTS
                    O    6 MONTHS AGO
                    F
                    F
                    U
                    N
                    D
                    '
                    S
                    I
                    N
                    V
                    E
                    S
                    T
                    M
                    E
                    N
                    T
                    S

AAA                 4    38.8
                    1
                    .
                    8

AA                  4    4.8
                    .
                    1

A                   1    13.8
                    6
                    .
                    9

BAA                 2    28.4
                    4
                    .
                    6

BA                  8    6.7
                    .
                    4

NOT RATED           1    1.8
                    .
                    9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING
AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF
ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   2.3    2.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   1.7    1.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997 * AS OF MARCH 31, 1997 **

CORPORATE BONDS 64.9%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 23.1%
CMOS AND OTHER
MORTGAGE-RELATED
SECURITIES 7.2%
SHORT-TERM
INVESTMENTS 2.3%
OTHER 2.5%
CORPORATE BONDS 67.9%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 15.0%
CMOS AND OTHER
MORTGAGE-RELATED
SECURITIES 9.8%
SHORT-TERM
INVESTMENTS 5.7%
OTHER 1.6%
ROW: 1, COL: 1, VALUE: 2.5
ROW: 1, COL: 2, VALUE: 2.3
ROW: 1, COL: 3, VALUE: 7.2
ROW: 1, COL: 4, VALUE: 23.1
ROW: 1, COL: 5, VALUE: 64.90000000000001
ROW: 1, COL: 1, VALUE: 1.6
ROW: 1, COL: 2, VALUE: 5.7
ROW: 1, COL: 3, VALUE: 9.800000000000001
ROW: 1, COL: 4, VALUE: 15.0
ROW: 1, COL: 5, VALUE: 67.90000000000001

* FOREIGN
 INVESTMENTS 5.7%
** FOREIGN
 INVESTMENTS 3.0%
INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 64.9%
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 1.3%
Methanex Corp. yankee 8 7/8%, 11/15/01  A2 $ 3,500 $ 3,704
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.4%
General Motors Corp. 9 5/8%, 12/1/00  A3  1,160  1,270
ENERGY - 1.5%
OIL & GAS - 1.5%
Occidental Petroleum Corp. 6.09%, 11/29/99  Baa3  580  577
Pennzoil Co. 9 5/8%, 11/15/99  Baa3  630  671
Ras Laffan Liquid Natural Gas Co. Ltd. yankee
7.628%, 9/15/06 (c)  A3  700  723
Tosco Corp. 7%, 7/15/00  Baa2  2,200  2,235
  4,206
FINANCE - 36.6%
ASSET-BACKED SECURITIES - 18.3%
Capita Equipment Receivables Trust
6.57%, 3/15/01   Aa3  810  817
Case Equipment Loan Trust:
6.15%, 9/15/02   Aaa  4,625  4,649
 6.45%, 9/15/02   A3  1,330  1,318
 5.85%, 2/15/03   A3  690  683
Caterpillar Financial Asset Trust
6.55%, 5/22/02   A3  380  383
Chase Manhattan Grantor Trust
5.90%, 11/15/01   Aaa  1,859  1,858
Chevy Chase Auto Receivables
Trust 6.20%, 3/20/04  Aaa  1,200  1,200
Contimortgage Home Equity Loan
Trust 6.26%, 7/15/12  Aaa  2,450  2,453
CPS Auto Grantor Trust 6.70%, 2/15/02   Aaa  538  541
Fidelity Funding Auto Trust
6.99%, 11/15/02 (c)   Aaa  559  563
Ford Credit Grantor Trust 5.90%, 10/15/00   Aaa  2,117  2,119
General Motors Acceptance Corp. Grantor
Trust 1995-A, 7.15%, 3/15/00   Aaa  1,216  1,225
Green Tree Financial Corp.:
5 1/2%, 1/31/00   Aaa  249  248
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Green Tree Financial Corp.: - continued
 5.80%, 2/15/27   Aaa $ 2,659 $ 2,654
 6.10%, 4/15/27   Aaa  2,041  2,042
 6.45%, 5/15/27   Aaa  1,320  1,325
 6 1/2%, 6/15/27   Aaa  770  774
 6.65%, 7/15/27   Aaa  1,611  1,617
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  131  131
Norwest Automobile Trust 6.30%, 5/15/03   A2  1,130  1,130
Olympic Automobile Receivables Trust:
6.40%, 9/15/01   Aaa  1,280  1,293
 6 1/8%, 11/15/04   Aaa  897  914
Onyx Acceptance Grantor Trust 6.20%, 6/15/03   Aaa  2,222  2,224
Petroleum Enhanced Trust Receivables Offering
Petroleum Trust 6.1875%, 2/5/03 (c)  Baa2  1,677  1,677
Premier Auto Trust:
4.95%, 2/2/99   A2  40  40
 8.05%, 4/4/00  Aaa  5,360  5,428
 6%, 5/6/00   Aaa  980  980
 6.35%, 7/6/00   A3  1,690  1,692
Reliance Auto Receivables Corp., Inc.
6.10%, 7/15/02 (c)   Aaa  929  929
Standard Credit Card Master Trust I:
7.65%, 2/15/00  A2  700  703
 6 3/4%, 6/7/00   Aaa  1,000  1,004
TMS Auto Grantor Trust 5.90%, 9/15/02   Aaa  440  440
Toyota Auto Receivables Grantor Trust
6.15%, 1/15/99   Baa2  268  268
Union Federal Savings Bank Grantor Trust:
6.975%, 7/10/00  Baa2  212  212
 7.275%, 10/10/00  Baa2  201  202
 8.20%, 1/10/01  Baa2  203  206
Western Financial Grantor Trust:
6.20%, 2/1/02   Aaa  645  651
 5 7/8%, 3/1/02   Aaa  1,515  1,542
WFS Financial Owner Trust:
7.05%, 11/20/03   Aaa  2,510  2,550
 6.90%, 12/20/03  Aaa  1,630  1,667
  52,352
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - 9.3%
Banc One Corp. 6.70%, 3/24/00  Aa3 $ 1,250 $ 1,265
Banco Latinoamer Exportaciones Euro
6.90%, 12/6/99 (c)  Baa2  550  559
BanPonce Financial Corp.:
6.642%, 4/8/99  A3  1,410  1,423
 7.65%, 5/3/00  A3  1,140  1,165
 6.88%, 6/16/00  A3  510  517
BanPonce Corp.:
6.378%, 4/8/99  A3  940  940
 6.488%, 3/3/00  A3  800  804
Capital One Bank 6.42%, 11/12/99  Baa3  2,200  2,200
First Chicago Corp. 9 7/8%, 7/1/99  A2  2,450  2,600
First Fidelity Bancorp. 9 5/8%, 8/15/99  A2  910  965
First Union Corp. 6.60%, 6/15/00  A1  500  505
First USA Bank 6 1/2%, 12/23/99   Aa2  1,700  1,711
Kansallis-Osake-Pankki yankee
9 3/4%, 12/15/98  A3  860  895
KeyCorp. 7.45%, 4/5/00  A1  1,100  1,125
Korea Development Bank:
yankee 6 1/4%, 5/1/00  A1  2,535  2,498
 7 1/8%, 9/17/01  A1  920  925
Mellon Financial Co. 6.30%, 6/1/00  A2  600  600
Signet Banking Corp. 5.9375%, 4/15/98 (d)  Baa2  3,950  3,935
Union Planters National Bank 6.53%, 8/20/99  A3  1,960  1,975
  26,607
CREDIT & OTHER FINANCE - 8.7%
AT&T Capital Corp.:
6.65%, 4/30/99  Baa3  2,500  2,520
 6.16%, 12/3/99  Baa3  1,940  1,934
Aristar, Inc. 7 1/2%, 7/1/99  Baa1  2,010  2,051
Associates Corp. of North America
6 3/8%, 8/15/99  Aa3  1,200  1,205
Boatmens Auto Trust 6.35%, 10/15/01  A2  610  612
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  1,720  1,727
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (c)  Baa1  1,942  1,957
Finova Capital Corp. 6.27%, 9/29/00  Baa1  580  581
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
General Motors Acceptance Corp.:
5.45%, 3/1/99  A3 $ 3,030 $ 3,002
 6.55%, 4/23/99  A3  1,850  1,865
 6 3/8%, 4/26/99  A3  2,500  2,514
MCN Investment Corp. 5.84%, 2/1/99  Baa2  1,450  1,451
North American Mortgage Co.
5.80%, 11/2/98  Baa2  750  748
Salton Sea Funding Corp. 7.02%, 5/30/00  Baa3  1,325  1,335
Sears, Roebuck Acceptance Corp.
6.17%, 1/29/99  A2  1,000  1,004
Union Acceptance Corp. 7.075%, 7/10/02  Baa2  303  305
  24,811
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.
8 5/8%, 8/30/98  A3  100  102
Long Island Savings Bank FSB Melville NY
7%, 6/13/02  Baa3  750  754
  856
TOTAL FINANCE   104,626
MEDIA & LEISURE - 6.4%
BROADCASTING - 6.4%
Bell Cablemedia PLC yankee:
0%, 7/15/04 (b)  Baa3  1,000  918
 0%, 9/15/05 (b)  Baa3  700  607
Continental Cablevision, Inc. 8 1/2%, 9/15/01  Baa2  1,844  1,968
TCI Communications, Inc. 6 3/8%, 9/15/99  Ba1  3,600  3,597
Tele Communications, Inc.:
9%, 1/2/02  Ba1  730  785
 8.25%, 1/15/03  Ba1  2,400  2,535
Time Warner, Inc.:
7.45%, 2/1/98  Ba1  1,980  1,988
 7.95%, 2/1/00  Ba1  5,880  6,071
  18,469
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
NONDURABLES - 3.7%
FOODS - 2.0%
Dole Food, Inc. 6 3/4%, 7/15/00  Baa3 $ 1,690 $ 1,706
Nabisco, Inc. 8%, 1/15/00  Baa2  3,910  4,040
  5,746
TOBACCO - 1.7%
Philip Morris Companies, Inc.:
7 3/8%, 2/15/99  A2  650  658
 7 1/8%, 12/1/99  A2  1,650  1,678
 7 1/4%, 9/15/01  A2  1,400  1,432
RJR Nabisco, Inc. 8%, 1/15/00  Baa3  1,040  1,057
  4,825
TOTAL NONDURABLES   10,571
RETAIL & WHOLESALE - 2.1%
GENERAL MERCHANDISE STORES - 2.1%
Dayton Hudson Corp.:
10%, 12/1/00  Baa1  1,078  1,185
 6.80%, 10/1/01  Baa1  1,600  1,623
Federated Department Stores, Inc.
10%, 2/15/01   Baa2  2,000  2,214
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  1,100  1,116
  6,138
TECHNOLOGY - 3.9%
COMPUTERS & OFFICE EQUIPMENT - 3.9%
Comdisco, Inc.:
5 3/4%, 1/19/99  Baa2  3,900  3,891
 6.18%, 2/12/99  Baa1  520  522
 6 1/2%, 4/30/99  Baa1  1,000  1,005
 6.86%, 7/29/99  Baa1  1,580  1,596
 6.55%, 2/4/00  Baa1  4,000  4,028
  11,042
TRANSPORTATION - 1.5%
AIR TRANSPORTATION - 1.5%
Delta Air Lines, Inc.  9 7/8%, 1/1/98  Baa3  1,090  1,101
United Air Lines, Inc. 6 3/4%, 12/1/97  Baa3  3,180  3,184
  4,285
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
UTILITIES - 7.5%
CELLULAR - 0.8%
360 Degrees Communications Co.
7 1/8%, 3/1/03  Ba1 $ 2,370 $ 2,402
ELECTRIC UTILITY - 1.7%
Indiana Michigan Power Co. 6.40%, 3/1/00  Baa1  2,000  1,999
Ohio Edison Co.:
8 3/4%, 2/15/98  Baa2  950  960
 7 3/8%, 9/15/02  Baa2  900  924
Texas Utilities Electric Co. 7 3/8%, 11/1/99  Baa1  1,000  1,021
  4,904
GAS - 2.9%
Arkla, Inc.:
8.60%, 9/15/98  Ba2  500  509
 8.43%, 9/17/98  Ba1  440  447
 8.875%, 7/15/99  Baa3  5,500  5,747
Florida Gas Transmission Co.
7 3/4%, 11/1/97 (c)  Baa2  1,560  1,562
  8,265
TELEPHONE SERVICES - 2.1%
WorldCom, Inc.:
9 3/8%, 1/15/04  Ba1  1,176  1,251
 7.55%, 4/1/04   Ba1  3,800  3,940
 8 7/8%, 1/15/06  Ba1  627  676
  5,867
TOTAL UTILITIES   21,438
TOTAL NONCONVERTIBLE BONDS
(Cost $185,340)   185,749
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 20.5%
U.S. TREASURY OBLIGATIONS - 17.9%
 9 1/4%, 8/15/98  Aaa  15,370  15,831
 5 1/2%, 11/15/98  Aaa  10,000  9,977
 8 7/8%, 2/15/99  Aaa  7,720  8,032
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - CONTINUED
 8%, 8/15/99  Aaa $ 1,000 $ 1,038
 7 3/4%, 12/31/99  Aaa  2,000  2,079
 6 7/8%, 3/31/00  Aaa  1,859  1,902
 5 3/4%, 10/31/00  Aaa  2,905  2,891
 7 7/8%, 8/15/01  Aaa  4,240  4,511
 10 3/4%, 5/15/03  Aaa  3,975  4,850
  51,111
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
Israel Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  705  717
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class C-1, 9 1/4%, 11/15/01  Aaa  4,559  4,838
  Class T-3, 9 5/8%, 5/15/02  Aaa  421  446
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-C,
6.61%, 9/15/99  Aaa  294  296
Private Export Funding Corp. secured
6.86%, 4/30/04  Aaa  1,159  1,178
  7,475
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,685)   58,586
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 2.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.7%
7%, 8/1/99 to 7/1/01  Aaa  1,768  1,785
12%, 11/1/19   Aaa  147  168
  1,953
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.2%
11 1/2%, 11/1/15   Aaa  554  629
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.7%
11%, 2/15/10 to 9/15/19   Aaa $ 2,671 $ 3,007
11 1/2%, 5/15/13 to 7/15/15  Aaa  881  1,010
12%, 2/15/16   Aaa  835  973
  4,990
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $7,566)   7,572
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
PRIVATE SPONSOR - 0.3%
GE Capital Mortgage Services, Inc.
planned amortization class Series 1994-2
Class A-4, 6%, 1/25/09  Aaa  750  743
U.S. GOVERNMENT AGENCY - 0.2%
Federal National Mortgage Association:
planned amortization class Series 155-PC,
 5 1/4%, 3/25/13  Aaa  56  56
 Series 1994-M3 Class A, 7.71%, 4/1/06  Aaa  564  568
  624
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,365)   1,367
COMMERCIAL MORTGAGE SECURITIES - 6.7%
BKB Commercial Mortgage Trust Series 1997-C1
Class B, 7.218%, 4/25/00 (c)(d)  AA  1,810  1,817
Blackrock Capital Funding LLC Series 1996
Class C2, 7.6195%, 11/16/26 (c)(d)  Aaa  239  241
CBM Funding Corp. sequential pay Series 1996-1:
Class A-1, 7.55%, 7/1/99  AA  140  142
 Class A-2, 6.88%, 7/1/02  AA  870  884
CS First Boston Mortgage Securities Corp.:
Series 1995-AEWI Class A-1,
 6.665%, 11/25/27  Aaa  185  185
 floater Series 1994-CFB1 Class A-1,
 6.2063%, 1/25/28 (d)  Aaa  213  213
Equitable Life Assurance Society of the
United States floater Series 174 Class D-2,
6.7063%, 5/15/03 (c)(d)  Baa2  1,000  1,002
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
Federal Deposit Insurance Corp. sequential pay:
Series 1994-C1 Class II-A2, 7.85%, 9/25/25  Aaa $ 1,094 $ 1,099
 Series 1996-C1 Class 1A, 6 3/4%, 5/25/26  Aaa  1,977  1,986
Kidder Peabody Acceptance Corp. sequential pay,
Series 1993-M1 Class A-2, 7.15%, 4/25/25  Aa2  626  627
Meritor Mortgage Security Corp. Series 1987-1
Class A-3, 9.40%, 6/1/99  Baa3  97  97
Nomura Asset Securities Corp. floater
Series 1994-MD-II Class A-6,
6.9213%, 7/4/03 (d)  -  1,249  1,256
Oregon Commercial Mortgage, Inc.
Series 1995-1 Class A, 7.15%, 6/25/26 (c)  Aaa  1,552  1,556
Resolution Trust Corp.:
floater Series 1993-C2
 Class A-2, 6.5575%, 3/25/25 (d)  Aaa  1,036  1,038
 floater Series 1994-C1
 Class A-3, 6.2375%, 6/25/26 (d)  Aaa  1,543  1,544
 Series 1995-C1
 Class A-4A, 6 1/4%, 2/25/27  Aaa  22  22
 Series 1995-C2
 Class A-1B, 6 1/4%, 5/25/27  Aaa  81  81
SC Finance Corp. floater
7.2063%, 8/1/04 (c)(d)  -  4,300  4,303
Structured Asset Securities Corp.:
sequential pay Series 1993-C1 Class A-1A,
 6.60%, 10/25/24  AA+  203  203
 sequential pay Series 1995-C4 Class A-1A,
 6.90%, 6/25/26  Aaa  318  317
 Series 1996-C3 Class A,
 6 3/4%, 6/25/30 (c)  Aaa  685  686
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $19,300)   19,299
FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Slovenian Republic euro 7%, 8/6/01
(Cost $3,797)  A3  3,800  3,870
CERTIFICATES OF DEPOSIT - 1.1%
Canadian Imperial Bank of Commerce New York
yankee 6.20%, 8/1/00 (Cost $3,107)  Aa3  3,100  3,102
CASH EQUIVALENTS - 2.3%
 MATURITY VALUE NOTE
 AMOUNT (000S) (000S)
Investment in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.06%, dated
9/30/97 due 10/1/97
(Cost $6,464)  $ 6,465 $ 6,464
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $285,624)  $ 286,009
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,575,000 or 6.1% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 59.3% AAA, AA, A 57.2%
Baa 24.6% BBB  33.8%
Ba 8.5% BB  3.5%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.9%.
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $285,641,000. Net unrealized appreciation aggregated $368,000, of which $1,288,000 related to appreciated investment securities and $920,000 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $79,520,000 of which $39,973,000, $35,409,000, and
$4,138,000 will expire on September 30, 2003, 2004, and 2005, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1998 approximately $2,165,000 of losses recognized during the period November 1, 1996 to September 30, 1997.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                       $ 286,009
AGREEMENTS OF $6,464) (COST $285,624) - SEE
ACCOMPANYING SCHEDULE

CASH                                                                            802

RECEIVABLE FOR INVESTMENTS SOLD                                                 4

INTEREST RECEIVABLE                                                             3,565

 TOTAL ASSETS                                                                   290,380

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                    $ 2,557

DISTRIBUTIONS PAYABLE                                                 257

ACCRUED MANAGEMENT FEE                                                90

OTHER PAYABLES AND ACCRUED EXPENSES                                   4

 TOTAL LIABILITIES                                                              2,908

NET ASSETS                                                                     $ 287,472

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 370,319

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                (1,512)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                           (81,720)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       385

NET ASSETS, FOR 31,769 SHARES OUTSTANDING                                      $ 287,472

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                            $9.05
PER SHARE ($287,472 (DIVIDED BY) 31,769 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                    $ 21,450
INTEREST

EXPENSES

MANAGEMENT FEE                                             $ 1,991

NON-INTERESTED TRUSTEES' COMPENSATION                       7

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,998

 EXPENSE REDUCTIONS                                         (471)     1,527

NET INVESTMENT INCOME                                                 19,923

REALIZED AND UNREALIZED GAIN (LOSS)                                   (2,472)
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON               3,201
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                       729

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 20,652
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                        YEAR ENDED       YEAR ENDED
                                                            SEPTEMBER 30,    SEPTEMBER 30,
                                                            1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 19,923         $ 28,025
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    (2,472)          (3,969)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        3,201            (706)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             20,652           23,350
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (19,752)         (28,023)

SHARE TRANSACTIONS                                           115,689          93,000
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               16,035           23,083

 COST OF SHARES REDEEMED                                     (188,730)        (289,546)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (57,006)         (173,463)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    (56,106)         (178,136)

NET ASSETS

 BEGINNING OF PERIOD                                         343,578          521,714

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF        $ 287,472        $ 343,578
NET INVESTMENT INCOME OF $1,512 AND $1,708,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        12,804           10,225

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     1,775            2,536

 REDEEMED                                                    (20,894)         (31,809)

 NET INCREASE (DECREASE)                                     (6,315)          (19,048)


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,                          OCTOBER 1, 1992
                                                         (COMMENCEMENT
                                                         OF OPERATIONS) TO
                                                         SEPTEMBER 30,

      1997                        1996   1995   1994 D   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 9.020   $ 9.130   $ 9.330   $ 9.990   $ 10.000
OF PERIOD

INCOME FROM INVESTMENT             .588 C    .598      .584      .574      .747
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND                  .025      (.112)    (.199)    (.604)    (.009)
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT             .613      .486      .385      (.030)    .738
 OPERATIONS



LESS DISTRIBUTIONS                 (.583)    (.596)    (.443)    (.477)    (.747)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET                  -         -         -         (.033)    (.001)
 INVESTMENT INCOME

 IN EXCESS OF NET                  -         -         -         (.010)    -
 REALIZED GAIN

 RETURN OF CAPITAL                 -         -         (.142)    (.110)    -

 TOTAL DISTRIBUTIONS               (.583)    (.596)    (.585)    (.630)    (.748)

NET ASSET VALUE,                  $ 9.050   $ 9.020   $ 9.130   $ 9.330   $ 9.990
END OF PERIOD

TOTAL RETURN A, B                  7.00%     5.47%     4.35%     (.32)%    7.69%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 287     $ 344     $ 522     $ 798     $ 1,471
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       .50%      .65%      .65%      .54% E    .20% E
NET ASSETS                        E

RATIO OF EXPENSES TO AVERAGE       .50%      .64%      .65%      .54%      .20%
NET ASSETS AFTER EXPENSE                    F
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     6.50%     6.52%     6.45%     6.42%     7.32%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            105%      134%      159%      97%       112%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Term Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $314,573,000 and $376,107,000, respectively, of which U.S. government and government agency obligations aggregated $166,859,000 and $222,979,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $9,000 for the period.
5. EXPENSE REDUCTIONS.
Effective March 1, 1997, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of the funds average net assets. For the period, the reimbursement reduced expenses by $464,000.
In addition, FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $7,000 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Short-Term Bond Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Term Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Term Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1997
DISTRIBUTIONS


A total of 16.74% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
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(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INVESTMENT GRADE BOND
FUND
ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     20   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    24   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    27   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            28


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the fund's total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997             PAST 1   LIFE OF
                                             YEAR     FUND

SPARTAN INVESTMENT GRADE BOND                9.42%    44.77%

LEHMAN BROTHERS AGGREGATE BOND INDEX         9.71%    39.71%

CORPORATE DEBT BBB FUNDS AVERAGE             10.89%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the corporate debt BBB funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 111 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1997       PAST 1   LIFE OF
                                       YEAR     FUND

SPARTAN INVESTMENT GRADE BOND          9.42%    7.68%

LEHMAN BROTHERS AGGREGATE BOND INDEX   9.71%    6.92%

CORPORATE DEBT BBB FUNDS AVERAGE       10.89%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970930 19971015 121344 S00000000000001
             Spartan Inv. Grade Bond     LB Aggregate Bond
             00448                       LB001
  1992/10/31      10000.00                    10000.00
  1992/11/30      10100.23                    10002.26
  1992/12/31      10335.59                    10161.31
  1993/01/31      10596.70                    10356.17
  1993/02/28      10934.98                    10537.45
  1993/03/31      10996.47                    10581.36
  1993/04/30      11037.29                    10655.05
  1993/05/31      11079.89                    10668.61
  1993/06/30      11441.55                    10861.96
  1993/07/31      11610.81                    10923.40
  1993/08/31      12007.92                    11114.86
  1993/09/30      12042.87                    11145.39
  1993/10/31      12141.98                    11187.03
  1993/11/30      11929.42                    11091.87
  1993/12/31      11964.69                    11151.98
  1994/01/31      12214.15                    11302.55
  1994/02/28      11792.85                    11106.19
  1994/03/31      11397.64                    10832.38
  1994/04/30      11282.21                    10745.88
  1994/05/31      11210.53                    10744.37
  1994/06/30      11204.45                    10720.63
  1994/07/31      11398.73                    10933.57
  1994/08/31      11397.63                    10947.14
  1994/09/30      11230.00                    10786.02
  1994/10/31      11206.19                    10776.41
  1994/11/30      11239.11                    10752.47
  1994/12/31      11345.82                    10826.72
  1995/01/31      11550.30                    11040.99
  1995/02/28      11770.37                    11303.50
  1995/03/31      11913.47                    11372.84
  1995/04/30      12065.51                    11531.71
  1995/05/31      12568.89                    11977.95
  1995/06/30      12662.03                    12065.77
  1995/07/31      12620.61                    12038.82
  1995/08/31      12779.07                    12184.11
  1995/09/30      12908.15                    12302.65
  1995/10/31      13077.08                    12462.64
  1995/11/30      13271.87                    12649.39
  1995/12/31      13457.19                    12826.91
  1996/01/31      13549.06                    12912.09
  1996/02/29      13313.02                    12687.65
  1996/03/31      13212.86                    12599.45
  1996/04/30      13123.30                    12528.60
  1996/05/31      13089.70                    12503.16
  1996/06/30      13253.71                    12671.06
  1996/07/31      13286.45                    12705.74
  1996/08/31      13264.80                    12684.44
  1996/09/30      13484.04                    12905.49
  1996/10/31      13773.70                    13191.37
  1996/11/30      13994.27                    13417.32
  1996/12/31      13876.70                    13292.57
  1997/01/31      13922.68                    13333.27
  1997/02/28      13947.96                    13366.44
  1997/03/31      13789.56                    13218.32
  1997/04/30      14004.68                    13416.19
  1997/05/31      14125.14                    13543.01
  1997/06/30      14285.21                    13703.76
  1997/07/31      14673.39                    14073.31
  1997/08/31      14551.15                    13953.26
  1997/09/30      14477.00                    13971.00
IMATRL PRASUN   SHR__CHT 19970930 19971015 121346 R00000000000062
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Investment Grade Bond Fund on October 1, 1992, when the fund started. As the chart shows, by September 30, 1997, the value of the investment would have grown to $14,477 - a 44.77% increase on the initial investment which includes the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $13,971 - a 39.71% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED SEPTEMBER 30,                        OCTOBER 1, 1992
                                                       (COMMENCEMENT
                                                       OF OPERATIONS) TO
                                                       SEPTEMBER 30,

      1997                        1996   1995   1994   1993

DIVIDEND RETURN               6.73%   6.33%    7.66%    6.24%     8.77%

CAPITAL APPRECIATION RETURN   2.69%   -1.88%    7.27%   -13.01%    9.37%

TOTAL RETURN                  9.42%   4.45%    14.93%   -6.77%    18.14%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED SEPTEMBER 30, 1997   PAST 1        PAST 6         PAST 1
                                   MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                5.29(CENTS)   32.47(CENTS)   64.29(CENTS)

ANNUALIZED DIVIDEND RATE           6.30%         6.41%          6.37%

30-DAY ANNUALIZED YIELD            6.19%         -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.21 over the past one month, $10.10 over the past six months and $10.10 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the yield would have been 5.98%. FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The bond market's chief
antagonist - rising inflation -
remained in check throughout
most of the 12 months that ended
September 30, 1997, translating
into a generally favorable investing
climate. The Lehman Brothers
Aggregate Bond Index - a broad
measure of the U.S. taxable bond
market - returned 9.71% over the
period. Through the first half of the
period, bonds suffered from the
perception of an overheating
economy and, in turn, that inflation
would rear its ugly head. In
February, Federal Reserve Board
Chairman Alan Greenspan hinted
that the Fed was inclined to raise
the rate banks charge each other
for overnight loans - known as the
fed funds target rate - to curb any
potential inflation upticks. The Fed
acted in March, raising the fed
funds rate by 0.25% to 5.50% in a
move largely anticipated by
investors. From April through July,
weakening economic and inflation
indicators - coupled with the Fed's
shift to a more beneficial stance
signaling no intention to raise
short-term rates further - helped
spark an across-the-board rally.
While some of these gains were
lost in August - as inflation fears
cropped up again due to
stronger-than-expected economic
data - much of the decline was
offset by a strong September.
Relative interest-rate stability
provided a positive backdrop for
mortgage-backed securities, as the
Salomon Brothers Mortgage Index
returned 9.85% over the 12-month
period. Sustained economic growth
and demand for higher yields aided
corporate bonds, as the Lehman
Brothers Corporate Bond Index
returned 10.83% over the same
period.
An interview with Kevin Grant, Portfolio Manager of Spartan Investment Grade Bond Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12 months that ended September 30, 1997, the fund had a total return of 9.42%. That lagged the corporate debt BBB funds average tracked by Lipper Analytical Services, which returned 10.89%. The Lehman Brothers Aggregate Bond Index returned 9.71% during the same period.
Q. WHY DID THE FUND UNDERPERFORM THE LIPPER AVERAGE?
A. The corporate debt BBB funds average tracked by Lipper includes funds that can invest in equities as well as high-yield bonds, which are lower-quality than investment-grade bonds. During the period, equities and high-yield bonds outperformed investment-grade bonds. Since the fund only invests in the higher-quality issues, it underperformed the Lipper average.
Q. WHAT ROLE DOES THE LEHMAN BROTHERS AGGREGATE BOND INDEX PLAY IN THE MANAGEMENT OF THE FUND?
A. It plays a very important role. It's the fund's benchmark index and includes most of the universe of investment-grade bonds with maturities of one year or more. I use the index as a starting point for my investment decisions, managing the fund to be generally as sensitive to changes in interest rates as the index. In addition, I refer to the index when deciding how to allocate assets among different maturities and market sectors - such as corporate or government securities - based on my view of the relative value of each maturity or sector.
Q. WHAT AREAS OF THE BOND MARKET DID YOU TARGET?
A. During the period, the fund continued to find attractive opportunities among bank capital securities, putable corporate bonds and short-maturity corporate bonds. Bank capital securities resulted from a regulatory change created by Federal Reserve Board policy about a year ago. The change allows banks to issue long-term bonds and deduct the interest payments from their taxes, unlike preferred stock where dividends are not tax-deductible. This created a new market, with many of these bonds offering attractive yields. Put bonds are corporate issues that give investors the option to redeem the securities at some point prior to their actual maturities.
Q. DID THE FUND FIND ATTRACTIVE OPPORTUNITIES IN ANY OTHER AREAS OF
THE MARKET?
A. Among corporate bonds, the fund invested a fair amount of its assets in telecommunications and cable companies. For instance, WorldCom has been a good performer because it quickly improved its balance sheet and, as a result, was able to ground itself firmly in the investment-grade market. Investors are starting to appreciate WorldCom's improving credit story, so the fund reaped the rewards from the price appreciation of these bonds. Cable companies also benefited by improving the credit quality of their balance sheets.
Q. SIX MONTHS AGO, YOU SAID THAT MORTGAGE-BACKED SECURITIES WERE EXPENSIVE. WAS THAT STILL THE CASE?
A. Yes. Mortgage-backed securities were expensive, so the fund was underweighted in these issues relative to the index during the period. On top of that, mortgage-backed securities haven't performed much better than Treasuries. The fund benefited from the underweighted position because it was able to own more corporate bonds, which performed pretty well. The fund also invested in asset-backed securities, which are described at length in my additional comments at the end of this interview.
Q. WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?
A. The past two years have been wonderful for investors in most financial assets. I think it would be imprudent to expect this environment to continue. Because of that, I plan to maintain a fairly defensive posture. Rather than investing aggressively in corporate bonds, I will continue to seek out companies where management has a consistent track record of maintaining their investment-grade ratings. In addition, the list of upgrade situations - when companies materially improve their balance sheets - is shrinking. So, I'll be very selective. The mortgage market is quite precarious. Considering the 10-year Treasury was hovering near 6% at the end of the period and interest rates are as low as they've been in about a year and a half, I think prepayment risk is becoming more of an issue. Prepayment risk is the risk that mortgage holders will pay off their mortgages before the maturity date, usually in the form of refinancing at a lower interest rate. This forces mortgage-backed bond investors to reinvest at a lower interest rate. These factors tell me that it's probably a time to be defensive and hold more government bonds than over the past few years.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

ANDREW DUDLEY ON
USING FIDELITY RESEARCH:
"Fidelity's research enhances our
ability to find individual securities
and build portfolios that offer the
best returns relative to risk in the
high-grade bond market. We focus
our resources on analyzing credit
ratings, as well as valuing the cash
flow structures of securities. Within
the corporate bond arena, credit
analysts help me identify
industries that are undergoing
positive changes and find individual
corporate bonds where the credit
profiles of the issuers are not fully
valued in the prices of the
securities. Quantitative analysts
help to value the underlying
structural components of
individual bonds by assessing cash
flow characteristics. Because of
Fidelity's research depth, we are
well positioned to continue to find
opportunities in the
investment-grade bond market."
FUND FACTS
GOAL: high current income
with preservation of capital
FUND NUMBER: 449
TRADING SYMBOL: FTBDX
START DATE: October 1, 1992
SIZE: as of September 30, 1997,
more than $287 million
MANAGER: Andrew Dudley,
since February 1997;
manager, Fidelity Short-Term
Bond Fund, since February
1997; joined Fidelity in 1996
(checkmark)
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF SEPTEMBER 30, 1997
(MOODY'S RATINGS)   %    % OF FUND'S INVESTMENTS
                    O    6 MONTHS AGO
                    F
                    F
                    U
                    N
                    D
                    '
                    S
                    I
                    N
                    V
                    E
                    S
                    T
                    M
                    E
                    N
                    T
                    S

AAA                 6    58.5
                    1
                    .
                    2

AA                  3    3.2
                    .
                    5

A                   1    10.3
                    1
                    .
                    0

BAA                 1    15.1
                    4
                    .
                    6

BA                  4    4.8
                    .
                    2

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING
AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF
ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   8.4   8.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF SEPTEMBER 30, 1997
              6 MONTHS AGO

YEARS   4.5   4.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF SEPTEMBER 30, 1997 * AS OF MARCH 31, 1997 **

CORPORATE BONDS 37.1%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 39.4%
U.S. GOVERNMENT
AGENCY - MORTGAGE
BACKED SECURITIES 13.3%
SHORT-TERM
INVESTMENTS 5.5%
OTHER 4.7%
CORPORATE BONDS 31.6%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 34.3%
U.S. GOVERNMENT
AGENCY - MORTGAGE
BACKED SECURITIES 19.6%
SHORT-TERM
INVESTMENTS 8.1%
OTHER 6.4%
ROW: 1, COL: 1, VALUE: 4.7
ROW: 1, COL: 2, VALUE: 5.5
ROW: 1, COL: 3, VALUE: 13.3
ROW: 1, COL: 4, VALUE: 39.4
ROW: 1, COL: 5, VALUE: 37.1
ROW: 1, COL: 1, VALUE: 6.4
ROW: 1, COL: 2, VALUE: 8.1
ROW: 1, COL: 3, VALUE: 19.6
ROW: 1, COL: 4, VALUE: 34.3
ROW: 1, COL: 5, VALUE: 31.6

* FOREIGN
 INVESTMENTS 5.6%
** FOREIGN
 INVESTMENTS 5.9%
INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 37.1%
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
AEROSPACE & DEFENSE - 0.9%
DEFENSE ELECTRONICS - 0.9%
Raytheon Co. 6.45%, 8/15/04  Baa $ 5,000,000 $ 4,995,046
DURABLES - 0.7%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Tennessee Gas Pipeline Co. 7%, 3/15/27  Baa  870,000  893,325
TEXTILES & APPAREL - 0.5%
Levi Strauss & Co. 7%, 11/1/06 (a)  Baa  3,000,000  3,047,400
TOTAL DURABLES   3,940,725
ENERGY - 0.1%
OIL & GAS - 0.1%
Pennzoil Co. 9 5/8%, 11/15/99  Baa  730,000  777,779
FINANCE - 19.2%
ASSET-BACKED SECURITIES - 6.1%
Arcadia Automobile Receivables Trust
6 1/2%, 6/17/02   Aaa  14,000,000  14,113,750
Contimortgage Home Equity Loan Trust
6.26%, 7/15/12  Aaa  5,000,000  5,006,250
Ford Credit Grantor Trust 5.90%, 10/15/00  Aaa  411,913  412,299
Green Tree Financial Corp. 6.10%, 4/15/27  Aaa  1,394,586  1,395,018
MBNA Master Credit Card Trust II
6.55%, 1/15/07  Aaa  5,000,000  5,037,500
PNC Student Loan Trust I 6.314%, 1/25/01  Aaa  5,700,000  5,714,250
Premier Auto Trust:
8.05%, 4/4/00  Aaa  790,000  799,998
 6%, 5/6/00  Aaa  950,000  950,589
  33,429,654
BANKS - 5.1%
ABN Amro Bank NV 6 5/8%, 10/31/01  Aa3  1,750,000  1,767,185
Banc One Corp. 6.70%, 3/24/00  Aa3  2,100,000  2,125,431
BanPonce Corp.:
5 3/4%, 3/1/99  A3  690,000  684,459
 6.378%, 4/8/99  A3  770,000  769,615
Capital One Bank 6.42%, 11/12/99  Baa  4,000,000  4,000,880
Central Fidelity Banks, Inc. 8.15%, 11/15/02  Baa  1,000,000
1,070,320
Export-Import Bank of Korea 6 3/8%, 2/15/06  A1  6,000,000  5,623,140
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Fleet/Norstar Financial Group, Inc. 9%, 12/1/01  A3 $ 250,000 $
271,658
Hartford National Corp. 9.85%, 6/1/99  A3  1,650,000  1,745,222
Kansallis-Osake-Pankki 10%, 5/1/02  A3  430,000  486,992
Korea Development Bank 6 5/8%, 11/21/03  A1  1,000,000  973,750
Midland Bank PLC yankee 7 5/8%, 6/15/06  Aa3  1,300,000  1,371,708
NB Capital Trust IV 8 1/4%, 4/15/27  A1  3,250,000  3,419,553
Provident Bank 6 1/8%, 12/15/00  A3  210,000  208,513
Summit Bancorp 8 5/8%, 12/10/02  BBB  1,000,000  1,086,000
Union Planters Corp. 6 3/4%, 11/1/05  Baa  1,200,000  1,191,444
Union Planters National Bank 6.81%, 8/20/01  A3  1,000,000  1,013,750
  27,809,620
CREDIT & OTHER FINANCE - 5.4%
AT&T Capital Corp.:
6.41%, 8/13/99  Baa  2,000,000  2,005,740
 6.16%, 12/3/99  Baa  750,000  747,728
Associates Corp. of North America:
7 1/2%, 5/15/99  Aa3  3,000,000  3,063,120
 6 7/8%, 2/15/00  Aa3  1,000,000  1,016,830
BCH Cayman Islands Ltd. yankee
7.70%, 7/15/06  A3  500,000  523,490
BankBoston Capital Trust II 7 3/4%, 12/15/26  Baa  1,750,000
1,742,353
BanPonce Trust I 8.327%, 2/1/27 (a)  Baa  1,960,000  2,025,954
Chase Capital I 7.67%, 12/1/26  A1  3,850,000  3,870,790
Chrysler Financial Corp. 6 3/8%, 1/28/00  A3  1,960,000  1,968,546
First Security Capital I 8.41%, 12/15/26  A3  5,420,000  5,747,531
Fleet Mortgage Group 6 1/2%, 9/15/99  A2  250,000  251,600
General Electric Capital Corp.
6.94%, 4/13/09 (c)  Aaa  1,750,000  1,772,050
General Motors Acceptance Corp.
6.65%, 5/24/00  A3  2,520,000  2,546,183
KeyCorp Institutional Capital Series A
7.826%, 12/1/26  A1  1,100,000  1,104,785
MCN Investment Corp. 6.03%, 2/1/01  Baa  800,000  792,120
  29,178,820
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
FINANCE - CONTINUED
INSURANCE - 0.9%
Executive Risk Capital Trust 8 5/8%, 2/1/27  Baa $ 2,750,000 $
2,838,578
Protective Life Corp. 7.95%, 7/1/04  A3  400,000  425,280
SunAmerica, Inc. 6.20%, 10/31/99  Baa  1,500,000  1,499,985
  4,763,843
SAVINGS & LOANS - 1.7%
Ahmanson (H.F.) & Co. 9 7/8%, 11/15/99  Baa  5,000,000  5,364,150
Great West Financial Trust II 8.206%, 2/1/27  A3  4,000,000  4,121,760
  9,485,910
TOTAL FINANCE   104,667,847
HOLDING COMPANIES - 0.5%
Norfolk Southern Corp. 7.05%, 5/1/37  Baa  2,510,000  2,603,523
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
POLLUTION CONTROL - 1.2%
WMX Technologies, Inc.:
6 1/4%, 4/1/99  A3  2,200,000  2,204,532
 7.10%, 8/1/26  A3  4,000,000  4,168,240
  6,372,772
MEDIA & LEISURE - 2.4%
BROADCASTING - 1.8%
TCI Communication, Inc.:
7 1/4%, 6/15/99  Ba1  5,350,000  5,410,562
 7 3/8%, 2/15/00  Ba1  1,000,000  1,017,130
Time Warner, Inc. 9 1/8%, 1/15/13  Ba1  3,000,000  3,442,770
  9,870,462
PUBLISHING - 0.5%
Time Warner Entertainment Co. LP:
10.15%, 5/1/12  Baa  250,000  313,895
 8 7/8%, 10/1/12  Baa  750,000  856,185
 8 3/8%, 3/15/23  Baa  1,750,000  1,879,500
  3,049,580
RESTAURANTS - 0.1%
Darden Restaurants, Inc. 6 3/8%, 2/1/06  Baa  500,000  474,875
TOTAL MEDIA & LEISURE   13,394,917
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
NONDURABLES - 2.5%
FOODS - 0.4%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa $ 2,040,000 $ 2,131,004
TOBACCO - 2.1%
Philip Morris Companies, Inc.:
7%, 7/15/05  A2  2,000,000  1,999,860
 6.95%, 6/1/06  A2  4,000,000  4,081,080
RJR Nabisco, Inc. 8 1/2%, 7/1/07  Baa  5,000,000  5,206,050
  11,286,990
TOTAL NONDURABLES   13,417,994
RETAIL & WHOLESALE - 2.0%
GENERAL MERCHANDISE STORES - 1.6%
Dayton Hudson Corp. 6.40%, 2/15/03  Baa  1,000,000  990,790
Federated Department Stores, Inc.:
8 1/2%, 6/15/03  Baa  4,000,000  4,340,920
 6.79%, 7/15/27  Baa  2,000,000  2,018,200
Penney (J.C.) Co., Inc. 6.95%, 4/1/00  A2  1,400,000  1,421,854
  8,771,764
GROCERY STORES - 0.4%
American Stores Co. 7 1/2%, 5/1/37  Baa  2,000,000  2,141,780
TOTAL RETAIL & WHOLESALE   10,913,544
TECHNOLOGY - 1.6%
COMPUTERS & OFFICE EQUIPMENT - 1.1%
Comdisco, Inc. 6 3/8%, 11/30/01  Baa  6,000,000  5,976,360
ELECTRONICS - 0.5%
Texas Instruments, Inc. 6 7/8%, 7/15/00  A3  2,600,000  2,642,562
TOTAL TECHNOLOGY   8,618,922
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 0.8%
Delta Air Lines, Inc. equipment trust certificate
8.54%, 1/2/07  Baa  2,600,864  2,811,040
United Air Lines, Inc. 10 1/4%, 7/15/21  Baa  1,000,000  1,261,710
  4,072,750
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
TRANSPORTATION - CONTINUED
RAILROADS - 0.9%
Burlington Northern Santa Fe Corp.
6.53%, 7/15/37  Baa $ 5,000,000 $ 5,043,400
TOTAL TRANSPORTATION   9,116,150
UTILITIES - 4.3%
CELLULAR - 0.5%
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba1  1,610,000  1,631,461
 7 1/2%, 3/1/06  Ba1  1,300,000  1,331,122
  2,962,583
ELECTRIC UTILITY - 1.5%
British Columbia Hydro & Power Authority
yankee 12 1/2%, 1/15/14  Aa2  410,000  457,749
DR Investment yankee 7.10%, 5/15/02 (a)  Baa  2,000,000  2,046,800
Hydro-Quebec yankee 8%, 2/1/13  A2  250,000  271,898
Ohio Edison Co. 8 3/4%, 2/15/98  Baa  4,000,000  4,040,960
Philadelphia Electric Co. 1st & ref. mtg.:
8 5/8%, 6/1/22  Baa  300,000  316,758
 8 1/4%, 9/1/22  Baa  100,000  104,063
 7 3/4%, 5/1/23  Baa  1,000,000  1,031,020
  8,269,248
GAS - 0.7%
Mitchell Energy & Development Corp.
8%, 7/15/99  Ba1  2,520,000  2,583,554
Panhandle Eastern Corp. 8 5/8%, 12/1/99  A3  1,000,000  1,047,330
  3,630,884
TELEPHONE SERVICES - 1.6%
GTE Corp. 7.83%, 5/1/23  A3  1,000,000  1,027,340
WorldCom, Inc.:
9 3/8%, 1/15/04  Ba1  3,486,000  3,707,605
 7 3/4%, 4/1/07  Ba1  3,800,000  3,983,692
  8,718,637
TOTAL UTILITIES   23,581,352
TOTAL NONCONVERTIBLE BONDS
(Cost $198,963,415)   202,400,571
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 39.4%
 MOODY'S RATING  PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) (A) AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 33.6%
 5 1/2%, 12/31/00  Aaa $ 29,900,000 $ 29,521,466
 6 3/8%, 3/31/01  Aaa  48,000,000  48,607,680
 6 5/8%, 6/30/01  Aaa  15,905,000  16,242,981
 12 3/8%, 5/15/04  Aaa  2,880,000  3,847,939
 7%, 7/15/06  Aaa  66,610,000  70,231,586
 9%, 11/15/18  Aaa  11,781,000  15,177,227
  183,628,879
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.8%
Federal Home Loan Bank:
7.31%, 6/16/04  Aaa  5,000,000  5,266,400
 7.36%, 7/1/04  Aaa  7,900,000  8,362,861
 7.87%, 10/20/04  Aaa  1,700,000  1,850,348
Federal Home Loan Mortgage Corporation
8.115%, 1/31/05  Aaa  4,350,000  4,785,000
Federal National Mortgage Association
6.72%, 8/1/05  Aaa  1,740,000  1,773,704
Financing Corporation 0%, 3/26/04 (d)  Aaa  5,606,000  3,746,770
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-C,
6.61%, 9/15/99  Aaa  40,497  40,763
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
 0%, 11/15/01 (d)  Aaa  3,280,000  2,557,613
  5.89%, 8/15/05  Aaa  2,280,000  2,216,821
U.S. Department of Housing and Urban
Development Government guaranteed
participation certificates Series 1995-A,
8.24%, 8/1/04  Aaa  1,000,000  1,100,590
  31,700,870
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $211,887,063)   215,329,749
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 13.3%
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.1%
 7%, 6/1/01 to 7/1/01  Aaa $ 711,542 $ 718,636
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.6%
 5 1/2%, 1/1/09 to 3/1/11  Aaa  16,488,717  15,814,041
 6%, 10/1/23 to 11/1/25  Aaa  6,728,406  6,415,725
 6 1/2%, 12/1/02 to 1/1/26  Aaa  12,053,574  11,859,836
 7%, 9/1/27  Aaa  27,126,012  27,015,610
 8%, 12/1/21 to 12/1/24  Aaa  904,467  934,761
 9 1/2%, 4/1/17 to 12/1/18  Aaa  1,438,055  1,556,739
  63,596,712

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.6%
 6%, 10/15/08 to 5/15/09  Aaa  4,013,609  3,952,335
 9%, 7/15/24 to 8/15/26  Aaa  3,406,660  3,635,217
 9 1/2%, 7/15/16 to 3/15/22  Aaa  938,351  1,020,506
  8,608,058
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $72,279,298)   72,923,406
COMMERCIAL MORTGAGE SECURITIES - 1.5%
BKB Commercial Mortgage Trust Series 1997-C1
Class A-1, 6 7/8%, 12/28/98 (a)  Aaa  2,771,201  2,767,737
CS First Boston Mortgage Securities Corp. Series
1995-AEWI Class A-1, 6.665%, 11/25/27  Aaa  28,537  28,502
Equitable Life Assurance Society of the
United States (The):
 Series 174 Class B1, 7.33%, 5/15/06 (a)  Aa2  1,000,000  1,047,690
  Series 1996-1 Class C1, 7.52%, 5/15/06 (a)  A2  1,000,000  1,055,230
Oregon Commercial Mortgage, Inc. Series 1995-1
Class A, 7.15%, 6/25/26 (a)  Aaa  180,086  180,592
Resolution Trust Corp. Series 1995-C1 Class A-4A,
6 1/4%, 2/25/27  Aaa  3,899  3,894
Structured Asset Securities Corp. sequential pay:
Series 1995-C4 Class A-1A, 6.90%, 6/25/26  Aaa  96,388  96,056
 Series 1996 Class A-2A, 7 3/4%, 2/25/28  Aaa  1,799,439  1,824,744
Wells Fargo Capital Markets Apartment
Financing Trust 6.56%,12/29/05 (a)  Aaa  1,000,000  1,005,030
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $7,871,649)   8,009,475
FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Alberta Province yankee 9 1/4%, 4/1/00  Aa2 $ 1,650,000 $ 1,767,117
Export Development Corp. yankee
8 1/8%, 8/10/99  Aa2  1,070,000  1,108,948
Israeli State 6 3/8%, 12/15/05  A3  2,000,000  1,931,400
New Brunswick Province yankee
7 5/8%, 2/15/13  A1  500,000  538,245
Ontario Province 7%, 8/4/05  Aa3  2,000,000  2,060,020
Quebec Province yankee 7.22%, 7/22/36 (c)  A2  1,400,000  1,495,690
Saskatchewan Province yankee
8 1/2%, 7/15/22  A3  300,000  347,664
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,979,478)   9,249,084
SUPRANATIONAL OBLIGATIONS - 1.5%
African Development Bank 7 3/4%, 12/15/01  Aa1  3,000,000  3,152,100
Inter American Development Bank yankee
6.29%, 7/16/27  Aaa  5,000,000  5,049,950
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $8,073,090)   8,202,050
CASH EQUIVALENTS - 5.5%
 MATURITY
 AMOUNT
Investment in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 6.06%, dated
9/30/97 due 10/1/97  $ 30,110,068  30,105,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $538,158,993)   $ 546,219,335
LEGEND
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,176,433 or 2.4% of net assets.
7. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
8. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
9. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 74.8% AAA, AA, A 71.6%
Baa 14.4% BBB  21.0%
Ba 4.2% BB  1.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government.
INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $538,374,807. Net unrealized appreciation aggregated $7,844,528, of which $8,408,444 related to appreciated investment securities and $563,916 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $6,771,000 of which $105,000, $446,000 and $6,220,000 will expire on September 30, 2003, 2004, and 2005, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1998, approximately $606,000 of losses recognized during the period November 1, 1996 to September 30, 1997.
At September 30, 1997, the fund was required to defer approximately $54,000 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS  SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                   $ 546,219,335
AGREEMENTS OF $30,105,000) (COST $538,158,993) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                        284,433

INTEREST RECEIVABLE                                                         6,917,358

 TOTAL ASSETS                                                               553,421,126

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 2,139,830

DISTRIBUTIONS PAYABLE                                         357,026

ACCRUED MANAGEMENT FEE                                        170,677

 TOTAL LIABILITIES                                                          2,667,533

NET ASSETS                                                                 $ 550,753,593

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 550,541,094

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                            (201,067)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          (7,646,776)
ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   8,060,342

NET ASSETS, FOR 53,711,628 SHARES OUTSTANDING                              $ 550,753,593

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $10.25
PER SHARE ($550,753,593 (DIVIDED BY) 53,711,628 SHARES)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                     $ 27,612,178
INTEREST

EXPENSES

MANAGEMENT FEE                                          $ 2,624,538

NON-INTERESTED TRUSTEES' COMPENSATION                    1,627

 TOTAL EXPENSES BEFORE REDUCTIONS                        2,626,165

 EXPENSE REDUCTIONS                                      (695,687)     1,930,478

NET INVESTMENT INCOME                                                  25,681,700

REALIZED AND UNREALIZED GAIN (LOSS)                                    487,898
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                   11,421,374
ON INVESTMENT SECURITIES

NET GAIN (LOSS)                                                        11,909,272

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 37,590,972
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            SEPTEMBER 30,    SEPTEMBER 30,
                                                            1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 25,681,700     $ 19,418,378
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    487,898          (6,833,471)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        11,421,374       (5,538,097)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             37,590,972       7,046,810
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (25,739,925)     (19,294,801)

SHARE TRANSACTIONS                                           359,111,379      432,893,618
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               21,867,052       16,270,304

 COST OF SHARES REDEEMED                                     (185,908,497)    (240,703,507)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             195,069,934      208,460,415
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    206,920,981      196,212,424

NET ASSETS

 BEGINNING OF PERIOD                                         343,832,612      147,620,188

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF NET    $ 550,753,593    $ 343,832,612
INVESTMENT INCOME OF $201,067 AND $269,538,
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        35,504,616       42,285,053

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     2,160,519        1,618,766

 REDEEMED                                                    (18,406,632)     (23,963,038)

 NET INCREASE (DECREASE)                                     19,258,503       19,940,781


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,                          OCTOBER 1, 1992
                                                         (COMMENCEMENT
                                                         OF OPERATIONS) TO
                                                         SEPTEMBER 30,

      1997                        1996   1995   1994 D   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 9.980     $ 10.170    $ 9.510     $ 10.940    $ 10.000
OF PERIOD

INCOME FROM INVESTMENT OPERATIONS     .640 C      .655        .693        .668        .799
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED          .273        (.211)      .673        (1.384)     .940
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     .913        .444        1.366       (.716)      1.739



LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME           (.643)      (.634)      (.686)      (.704)      (.798)

 IN EXCESS OF NET INVESTMENT          -           -           -           -           (.001)
 INCOME

 IN EXCESS OF NET REALIZED GAIN       -           -           (.020)      (.010)      -

 TOTAL DISTRIBUTIONS                  (.643)      (.634)      (.706)      (.714)      (.799)

NET ASSET VALUE, END OF PERIOD       $ 10.250    $ 9.980     $ 10.170    $ 9.510     $ 10.940

TOTAL RETURN A, B                     9.43%       4.46%       14.94%      (6.75)%     18.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 550,754   $ 343,833   $ 147,620   $ 106,207   $ 128,860
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .48%        .65%        .65%        .65%        .65%
NET ASSETS                           E

RATIO OF NET INVESTMENT INCOME        6.36%       6.35%       6.92%       6.90%       7.58%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               194%        169%        147%        44%         55%


G TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
K FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1997




10. 1. SIGNIFICANT ACCOUNTING POLICIES.
 Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
11. 1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
12. 2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
13. 3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $928,627,940 and $761,871,795, respectively, of which U.S. government and government agency obligations aggregated $717,766,291 and $680,558,023, respectively.
14. 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $14,762 for the period.
15. 5. EXPENSE REDUCTIONS.
Effective March 1, 1997, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. For the period, the reimbursement reduced the expenses by $692,259.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,428 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Investment Grade Bond Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1997
DISTRIBUTIONS


A total of 34.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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MINNESOTA
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UTAH
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199 Main Street
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VIRGINIA
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WASHINGTON
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Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Kevin Grant, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
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Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity Government
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Target Timeline(trademark) 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
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 (8 a.m. - 9 p.m.)
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